This is filed pursuant to Rule 497(c).
File Nos. 33-49530 and 811-6730.

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105

                                                                October 2, 2007

Dear Stockholders:

   The Board of Directors (the "Directors") of Alliance All-Market Advantage Fund, Inc. ("AMA") is pleased to invite you to a Special Meeting of Stockholders of AMA (the "Meeting") to be held on Friday, November 9, 2007. At this Meeting, we are asking you to approve the acquisition of the assets and the assumption of the liabilities of AMA by AllianceBernstein Large Cap Growth Fund, Inc. ("Large Cap Growth"). The proposed acquisition is described in more detail in the attached Prospectus/Proxy Statement.

   Large Cap Growth is the larger counterpart of AMA with the same core investment strategy and closely similar investment policies. We anticipate that the proposed acquisition will result in benefits to the stockholders of AMA, including a reduction in expenses, as more fully discussed in the Prospectus/Proxy Statement.

   The Directors of AMA have given careful consideration to the proposed acquisition and have concluded that the acquisition is in the best interests of AMA and its stockholders. The Directors recommend that you vote "for" the proposed acquisition of AMA by Large Cap Growth.

   If the acquisition of AMA by Large Cap Growth is approved by the stockholders of AMA, each AMA stockholder will receive Class A shares of Large Cap Growth having an aggregate net asset value ("NAV") equal to the aggregate NAV of the stockholder's shares in AMA. AMA would then cease operations and dissolve. You will not be assessed any sales charges or other stockholder fees in connection with the proposed acquisition.

   We welcome your attendance at the Meeting. If you are unable to attend, we encourage you to authorize proxies to cast your vote. The Altman Group, Inc. (the "Proxy Solicitor"), a proxy solicitation firm, has been selected to assist in the proxy solicitation process. If we have not received your proxy as the date of the Meeting approaches, you may receive a telephone call from the Proxy Solicitor to remind you to submit your proxy. No matter how many shares you own, your vote is important.

Sincerely,

Marc O. Mayer
President

                                     [LOGO]

                               ALLIANCEBERNSTEIN
                                  Investments


                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                          1345 Avenue of the Americas
                           New York, New York 10105
                                (800) 221-5672

                  NOTICE OF A SPECIAL MEETING OF STOCKHOLDERS
                        SCHEDULED FOR NOVEMBER 9, 2007

To the stockholders of Alliance All-Market Advantage Fund, Inc. ("AMA"), a Maryland corporation:

   Notice is hereby given that a Special Meeting of the Stockholders of AMA (the "Meeting") will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 on Friday, November 9, 2007, at 4:00 p.m., Eastern Time, to consider and vote on the following proposal, which is more fully described in the accompanying Prospectus/Proxy Statement dated October 2, 2007:

    1. To approve an Agreement and Plan of Acquisition and Liquidation between Alliance All-Market Advantage Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc. providing for the acquisition by AllianceBernstein Large Cap Growth Fund, Inc. ("Large Cap Growth") of all of the assets and assumption of all of the liabilities of AMA in exchange for Class A shares of Large Cap Growth and subsequent dissolution of AMA and the termination of its registration under the Investment Company Act of 1940, as amended.

    2. To transact any other business that may properly come before the Meeting and any adjournments or postponements thereof.

   Any stockholder of record of AMA at the close of business on August 31, 2007 is entitled to notice of, and to vote at, the Meeting or any adjournments or postponements thereof. Proxies are being solicited on behalf of the Board of Directors. Each stockholder who does not expect to attend the Meeting and vote in person is requested to complete, date, sign and promptly return the enclosed proxy card, or to submit voting instructions by telephone as described on the enclosed proxy card.

                                                  By Order of the Board of
                                                  Directors,

                                                  Marc O. Mayer
                                                  President

New York, New York
October 2, 2007

--------------------------------------------------------------------------------

                            YOUR VOTE IS IMPORTANT

   Please indicate your voting instructions on the enclosed proxy card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. In order to save any additional costs of further proxy solicitation and to allow the Meeting to be held as scheduled, please complete, date, sign and return your proxy card promptly.

--------------------------------------------------------------------------------

AllianceBernstein(R) and the AB Logo are registered trademarks and service marks used by permission of the owner AllianceBernstein L.P.

                          PROSPECTUS/PROXY STATEMENT

        Acquisition of the Assets and Assumption of the Liabilities of

                   ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                      By, and in Exchange for Shares of,

                 ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                                October 2, 2007

                               TABLE OF CONTENTS

Questions and Answers                                                                         3
Proposal -- Approval of an Agreement and Plan of Acquisition and Liquidation between AMA and
  LargeCap Growth                                                                             6
Summary                                                                                       7
   Comparison of Operating Expense Ratios                                                     7
   Comparison of Investment Advisory Fees                                                     7
   Comparison of Investment Objectives and Policies                                           8
   Principal Risks                                                                            8
   Federal Income Tax Consequences                                                            9
   Comparison of Distribution and Purchase Procedures                                         9
   Service Providers                                                                          9
   Comparison of Business Structures                                                         10
Information about the Proposed Transaction                                                   11
   Introduction                                                                              11
   Description of the Plan                                                                   11
   Reasons for the Acquisition                                                               11
   Description of Securities to be Issued                                                    13
   Dividends and Other Distributions                                                         13
   Surrender and Exchange of AMA Stock Certificates                                          14
   Federal Income Tax Consequences                                                           14
   Capitalization Information                                                                14
   Trading History and Share Price Data                                                      14
Information about the Funds                                                                  15
   Management of the Funds                                                                   15
   Advisory Agreement and Fees                                                               15
   Administrator                                                                             16
   Distributor                                                                               16
   Other Service Providers                                                                   16
Voting Information                                                                           17
Legal Matters                                                                                18
Experts                                                                                      18
Financial Highlights                                                                         18
Appendix A -- Fee Table                                                                      19
Appendix B -- Comparison of Investment Objectives and Policies                               22
Appendix C -- Fund Performance                                                               26
Appendix D -- Description of Principal Risks of the Funds                                    28
Appendix E -- Certain Information Applicable to Class A Shares of Large Cap Growth           30
Appendix F -- Other Information                                                              37

Appendix G --  Differences in Fund Operations and Stockholder Services between a Closed-End Fund and
               an Open-End Fund                                                                      41
Appendix H --  Form of Agreement and Plan of Acquisition and Liquidation between Alliance All-Market
               Advantage Fund, Inc. and AllianceBernstein Large Cap Growth Fund, Inc.                44
Appendix I --  Capitalization                                                                        58
Appendix J --  Trading History and Share Price Data                                                  59
Appendix K --  Legal Proceedings                                                                     60
Appendix L --  Share Ownership Information                                                           61
Appendix M --  Financial Highlights                                                                  63

                             QUESTIONS AND ANSWERS

The following questions and answers provide an overview of key features of the proposed acquisition and of the information contained in this Prospectus/Proxy Statement. Please review the full Prospectus/Proxy Statement before casting your vote.

1. What is this document and why did we send it to you?

This is a combined Prospectus/Proxy Statement that provides you with information about the proposed acquisition (the "Acquisition") of the assets and liabilities of Alliance All-Market Advantage Fund, Inc. ("AMA") by AllianceBernstein Large Cap Growth Fund, Inc. ("Large Cap Growth"). (Large Cap Growth and AMA are each a "Fund" and collectively, the "Funds"). This document also solicits your vote on the Acquisition by requesting that you approve the Agreement and Plan of Acquisition and Liquidation, dated as of August 2, 2007 (the "Plan"), between AMA and Large Cap Growth and the subsequent dissolution of AMA and the termination of its registration under the Investment Company Act of 1940, as amended (the "Proposal").

On August 2, 2007, the Board of Directors of AMA (the "Board") approved and declared advisable the Acquisition of AMA by Large Cap Growth and the subsequent dissolution of AMA and directed that the Acquisition and dissolution be submitted to the stockholders for approval at a Special Meeting of Stockholders to be held on November 9, 2007 at 4:00 p.m., Eastern Time (the "Meeting"). You are receiving this Prospectus/Proxy Statement because you own shares of AMA. Each stockholder of record of AMA as of the close of business on August 31, 2007 (the "Record Date") has the right under applicable legal and regulatory requirements to vote on the Acquisition. The Acquisition will not occur unless it is approved by AMA stockholders. This Prospectus/Proxy Statement contains the information you should know before voting on the proposed Acquisition.

You may contact a Fund at (800) 221-5672 or write to a Fund at 1345 Avenue of the Americas, New York, NY 10105.

2. Who is eligible to vote on the Acquisition?

Stockholders of record of AMA at the close of business on the Record Date are entitled to notice of, and to vote at, the Meeting or any adjournment or postponement of the Meeting. If you owned shares of AMA on the Record Date, you have the right to vote even if you subsequently sold your shares.

Each share is entitled to one vote. Shares represented by properly executed proxies, unless revoked before or at the Meeting, will be voted according to stockholders' instructions. If you sign and return a proxy card but do not fill in a vote, your shares will be voted "FOR" the Proposal. If any other business properly comes before the Meeting, your shares will be voted at the discretion of the persons named as proxies.

3. How will the Acquisition work?

The Plan provides for (i) the transfer of all of the assets of AMA to Large Cap Growth, (ii) the assumption by Large Cap Growth of all of the liabilities of AMA, (iii) the liquidating distribution to AMA stockholders of Class A shares of Large Cap Growth, equal in aggregate net asset value ("NAV") to the NAV of their former AMA shares and (iv) the cessation of operations and dissolution of AMA.

As a result of the Acquisition, stockholders of AMA will no longer be stockholders of a closed-end fund, and instead, will become stockholders of Large Cap Growth, an open-end fund, holding Class A shares of Large Cap Growth having the same aggregate NAV as the shares of AMA that they held immediately before the Acquisition. After receiving Class A shares of Large Cap Growth in the proposed Acquisition, shareholders would be able to continue to hold their shares or to redeem their shares at NAV. The Class A shares of Large Cap Growth that stockholders of AMA receive will be issued at NAV without a sales charge. The Acquisition will not occur unless it is approved by the stockholders of AMA.

4. Why is the Acquisition being proposed?

After considering the recommendation of AllianceBernstein L.P. (the "Adviser"), the Board concluded that participation by AMA in the proposed Acquisition is in the best interests of AMA. The Board also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Board considered, among other things, the closely similar investment objectives and strategies and relatively minor differences among the investment policies of the Funds, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the trading history of AMA, the costs of the Acquisition, and the tax-free nature of the Acquisition.

5. When will the Acquisition take place?

If the stockholders of AMA approve the Acquisition on November 9, 2007, the Acquisition is expected to occur late in the last quarter of this year or in the first quarter of 2008.

6. Who will bear the expenses of the Acquisition?

The expenses of the Acquisition will be borne by AMA.

7. Where May I Find Additional Information Regarding the Funds?

Additional information about the Funds is available in the Statement of Additional Information ("SAI") dated October 2, 2007 that has been filed with the Securities and Exchange Commission ("SEC") in connection with this Prospectus/Proxy Statement. The SAI and each Fund's Annual Report to Stockholders, which contain audited financial statements for the Funds' respective fiscal years, are incorporated by reference into this Prospectus/Proxy Statement. In addition, the Funds' Semi-Annual Reports and the Prospectus for Large Cap Growth dated November 1, 2006 (the "Prospectus") are also incorporated by reference into this Prospectus/Proxy Statement. To request a copy of any of these documents, please call AllianceBernstein Investments, Inc. at (800) 227-4618. The documents are also available at www.alliancebernstein.com.

All of this information is filed with the SEC. You may view or obtain these documents from the SEC:

In person:          at the SEC's Public Reference Room in Washington, D.C.

By phone:           202-551-8090 (for information on the operations of the Public
                    Reference Room only)

By mail:            Public Reference Section, Securities and Exchange Commission,
                    Washington, DC 20549-0102 (duplicating fee required)

By electronic mail: publicinfo@sec.gov (duplicating fee required)

On the Internet:    www.sec.gov

The shares of AMA are listed and publicly traded on the New York Stock Exchange ("NYSE") under the symbol, "AMO." Reports, proxy statements and other information concerning AMA may be inspected at the offices of the NYSE. Additional copies of the Annual and Semi-Annual reports and, as well as the Prospectus/Proxy Statement and SAI, are available, upon request, without charge, by writing to or calling the address and telephone number listed below.

              By mail:  AllianceBernstein Investor Services, Inc.
                        P.O. Box 786003
                        San Antonio, TX 78278-6003

              By phone: For Information: 1-800-221-5672
                        For Literature: 1-800-227-4618

Other Important Things to Note:

  .   You may lose money by investing in the Funds.

  . The SEC has not approved or disapproved these securities or passed upon the adequacy of this Prospectus/Proxy Statement. Any representation to the contrary is a criminal offense.

                                   PROPOSAL
 APPROVAL OF AN AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION BETWEEN AMA
                             AND LARGE CAP GROWTH

   On August 2, 2007, the Board of Directors of AMA (the "Directors") declared advisable and voted to approve the Plan and the Acquisition, subject to the approval of the stockholders of AMA. The Plan provides for (i) the transfer of all of the assets of AMA to Large Cap Growth, (ii) the assumption by Large Cap Growth of all of the liabilities of AMA, (iii) the liquidating distribution to AMA stockholders of Class A shares of Large Cap Growth, equal in aggregate NAV to the NAV of their former AMA shares and (iv) the cessation of operations and dissolution of AMA.

   Each AMA stockholder will receive the number of full and fractional shares of Large Cap Growth having an aggregate NAV that is equal to the aggregate NAV of the stockholder's shares of AMA. Stockholders of AMA will recognize no gain or loss. If approved by stockholders of AMA, the Acquisition is expected to occur late in the last quarter of this year or in the first quarter of 2008.

   The market price for shares of AMA in relation to its NAV may be different, i.e., AMA's shares may trade at different discounts or premiums to its NAV. As a result, AMA stockholders may receive Large Cap Growth shares with an aggregate NAV on the date of exchange that is higher or lower than the market value of their shares immediately prior to the exchange.

   The stockholders of AMA must approve the Proposal in order for the Acquisition to occur. Approval of the Proposal requires the affirmative vote of the holders of a majority of the votes entitled to be cast. The Acquisition does not require approval of the stockholders of Large Cap Growth.

   A quorum for the transaction of business by stockholders of AMA at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of AMA entitled to vote at the Meeting.

   The Directors concluded that participation by AMA in the proposed Acquisition is in the best interests of AMA. The Directors also concluded that the proposed Acquisition would not dilute stockholders' interests. In reaching this conclusion, the Directors considered, among other things, the closely similar investment objectives and strategies and relatively minor differences among the investment policies of the Funds, the expense ratio reduction expected to result from the Acquisition, the continuity of the portfolio management team, the comparison of fees for the Funds and the pro forma combined Fund, the trading history of AMA, the costs of the Acquisition, and the tax-free nature of the Acquisition.

   For a more complete discussion of the factors considered by the Directors in approving the Acquisition, see "Reasons for the Acquisition" in Information About the Proposed Transaction.

                                    SUMMARY

   The following summary highlights differences between the Funds. This summary is not complete and does not contain all of the information that you should consider before voting on the Acquisition. For more complete information, please read this entire document. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Stockholders and the enclosed proxy card are being mailed to stockholders of AMA on or about October 2, 2007. Note that certain information is presented as of June 30, 2007. At the July 31
- August 2, 2007 Regular Meeting of the Board of Directors of AMA referred to below ("Regular Meeting"), the Adviser represented to the Board that, if the information was updated, it would not differ in any material respect.

   AMA is a diversified closed-end fund, with assets of, as of June 30, 2007, approximately $49 million, that invests primarily in large capitalization growth stocks. Large Cap Growth, which pursues substantially the same investment strategy as AMA, is a diversified open-end fund, and is significantly larger than AMA, with assets of, as of June 30, 2007, approximately $2.5 billion.

Comparison of Operating Expense Ratios

   AMA, because of its small asset size, has higher operating costs and therefore a higher expense ratio than Large Cap Growth. The Acquisition is expected to result in an operating expense ratio for the combined Fund that is lower than the current expense ratio of AMA. The current and estimated combined Fund expense ratios, as of June 30, 2007, are set forth below:

                                         Total Annual        Projected
                                         Expense Ratio     Total Annual
                                     (as of June 30, 2007) Expense Ratio
                                     --------------------- -------------
        AMA                                  1.78%               --
        Large Cap Growth                     1.52%               --
        Large Cap Growth (pro forma)           --              1.52%

   As the table indicates, the Acquisition would benefit AMA stockholders through a sizeable reduction in expenses of .26%. Because of the performance component of AMA's advisory fee (described below), its expense ratio may fluctuate significantly from period to period. The Fee Table, attached hereto as Appendix A, describes the fees and expenses of each Fund as of June 30, 2007 and includes pro forma expenses for the combined Fund assuming that the Acquisition is approved by stockholders of AMA.

   If AMA is acquired by Large Cap Growth, an open-end fund, the shares of AMA will be cancelled and new Class A shares of Large Cap Growth will be issued to former AMA stockholders. Stockholders of the combined Fund then will bear their allocable share of Large Cap Growth's expenses. Open-end funds may be more expensive to operate and administer than closed-end fund primarily due to the costs associated with the distribution and/or servicing of the open-end fund's shares and higher transfer agency expenses. A comparison of the operating expenses of AMA and Large Cap Growth, however, as shown in the Fee Table in Appendix A, demonstrates that AMA has a significantly higher total expense ratio, even with the additional expenses of the distribution and/or service (12b-1) fees for Large Cap Growth.

Comparison of Investment Advisory Fees

   The effective advisory fee rates for the Funds, for the period February 12, 2007 through June 30, 2007 expressed as an annualized percentage of net assets, are as follows:

                                                  Advisory
                                                  Fee Rates
                                                  ---------
                     AMA                             .83%*
                     Large Cap Growth                .74%
                     Large Cap Growth (pro forma)    .74%

--------
* Does not reflect a .10% fee waiver which was in effect prior to February 12, 2007.

   AMA's advisory fee consists of a basic fee and an adjustment to the basic fee based on the investment performance of the Fund in relation to the performance record of the Russell 1000(R) Growth Index. Prior to February 12, 2007, the basic fee was 1.25% of average net assets and could be adjusted, based on investment performance of the Fund, upward or downward by up to .55%. The Adviser was also voluntarily waiving .10% of the basic fee. Effective February 12, 2007, the basic fee was lowered to .80%, with an upward or downward adjustment of .15% and the fee waiver was terminated. Under the terms of its investment advisory agreement, Large Cap Growth pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets.

Comparison of Investment Objectives and Policies

   The investment objectives and strategies of the Funds are substantially the same. Large Cap Growth is a fund of significantly larger size and scale that employs the same core strategy as AMA. The following table shows the investment objective and principal investment strategies of each Fund:

                     Investment Objective                  Principal Investment Strategies
                 ----------------------------- --------------------------------------------------------
Large Cap Growth Large Cap Growth's invest-    Under normal circumstances, Large Cap Growth will
                 ment objective is long-term   invest at least 80% of its net assets in common stocks
                 growth of capital.            of large-capitalization companies.

AMA              AMA seeks long-term           AMA normally invests at least 65% of its total assets
                 growth of capital through all in the equity securities of companies that, in the Ad-
                 market conditions.            viser's opinion, are likely to achieve superior earnings
                                               growth.

   Each of the Funds invests primarily in the equity securities of a limited number of large, intensively researched, high-quality U.S. companies that are judged likely to achieve superior earnings growth. For AMA, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The Funds are subject to similar investment policies with few differences in their investment styles. These differences include that AMA may invest up to 20% of its total assets in equity securities of non-U.S. companies whereas Large Cap Growth normally does not invest in equity securities of non-U.S. companies. Also, unlike Large Cap Growth, AMA's core large cap growth strategy may be amplified through the use of operational leverage and AMA may make substantial use of specialized trading techniques, such as short sales, forward commitments, reverse repurchase agreements and dollar rolls, standby commitment agreements, currency swaps and repurchase agreements. Recently, AMA has not used operational leverage or these specialized trading techniques.

   Because the Funds pursue similar investment objectives, have largely similar investment strategies and hold substantially similar securities, the proposed Acquisition will not result in significant portfolio turnover or transaction expenses due to the disposal of securities that are incompatible with the investment objective and strategies of Large Cap Growth. A more detailed comparison of the investment strategies and policies of the Funds is provided in Appendix B and the historical performance of Large Cap Growth is provided in Appendix C. You can find additional information on the Funds in the SAI.

Principal Risks

   Each Fund is subject to market risk, focused portfolio risk and management risk. In addition, AMA is subject to foreign (Non-U.S.) risk and currency risk because of its investments in foreign (Non-U.S.) securities. AMA is also subject to leverage risk and derivatives risk because of its ability to utilize leverage and hedging strategies. Large Cap Growth is a less risky investment because Large Cap Growth does not have the ability to use leverage or hedging strategies in an effort to enhance its returns. A description of each of these risks is provided in Appendix D.

Federal Income Tax Consequences

   No gain or loss will be recognized by AMA or its stockholders as a result of the Acquisition. The aggregate tax basis of the shares of Large Cap Growth received by a stockholder of AMA (including any fractional shares to which the stockholder may be entitled) will be the same as the aggregate tax basis of the stockholder's shares of AMA. The holding period of the shares of Large Cap Growth received by a stockholder of AMA (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of AMA held by the stockholder, provided that such shares are held as capital assets by the stockholder of AMA at the time of the Acquisition. The holding period and tax basis of each asset of AMA in the hands of Large Cap Growth as a result of the Acquisition will be the same as the holding period and tax basis of each such asset in the hands of AMA prior to the Acquisition. Provided that AMA shares surrendered constitute capital assets in the hands of the stockholder, such gain or loss realized by the stockholder will be capital gain or loss upon disposition of the shares. This tax information is based on the advice of Seward & Kissel LLP, counsel to each of the Funds. It is a condition to the closing of the Acquisition that such advice be confirmed in a written opinion of counsel. An opinion of counsel is not binding on the Internal Revenue Service. Additional tax considerations are discussed under the section on "Federal Income Tax Consequences" in Information About the Proposed Transactions.

   AMA has, as of January 31, 2007, net realized capital gains and unrealized appreciation and substantial capital loss carryforwards as a percentage of net assets. The realized capital gains will be offset by the Fund's capital loss carryforwards so that no distribution of capital gains to AMA stockholders prior to the Acquisition is anticipated.

   AMA has, as of January 31, 2007, capital loss carryforwards of approximately $12 million or $3.20 per share. Large Cap Growth has, as of January 31, 2007, tax loss carryforwards of approximately $8.2 billion or $58.78 per share (representing approximately 300% of net assets). After the Acquisition, the combined Fund's capital loss carryforwards will be approximately $8.3 billion or $57.89 per share. As a result, the amount of capital loss carryforwards initially available to AMA stockholders will increase significantly. The combined Fund's amount of capital loss carryforwards will decrease somewhat from the current Large Cap Growth amount due to the spreading of losses remaining available over the combined Fund's merged share base, based on the estimated share conversion ratio.

Comparison of Distribution and Purchase Procedures

   AMA's shares are traded on the NYSE at prevailing market price, which may be equal to, less than or more than their NAV. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks.

   Large Cap Growth continuously offers new shares to investors at the offering price at the time of purchase, which is normally NAV plus an initial sales charge. However, in some cases, as described in the Fund's Prospectus, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described in the Fund's Prospectus or Statement of Additional Information.

   Large Cap Growth Class A shares have a .30% distribution (Rule 12b-1) fee. Class A shares of Large Cap Growth may be exchanged for comparable class of shares of other AllianceBernstein mutual funds. More information on distribution and purchase procedures of Large Cap Growth is provided in Appendix E.

Service Providers

   The Adviser serves as the administrator for both Funds and will continue in this capacity after the Acquisition. The Bank of New York is the custodian for AMA. State Street Bank and Trust Company is the custodian for Large Cap Growth and will continue to serve in that capacity after the Acquisition. Computershare Trust Company, N.A. is the transfer agent for AMA. AllianceBernstein Investor Services, Inc. ("ABIS") is the transfer agent for Large Cap Growth and will continue to serve in that capacity after the Acquisition.

Comparison of Business Structures

   Each Fund is organized as a Maryland corporation and is governed by its Charter, Bylaws and Maryland law. A few differences exist between AMA and Large Cap Growth in terms of their respective corporate organization structure, primarily because AMA is a closed-end fund and Large Cap Growth is an open-end fund. For more information on the comparison of the business structure of the Funds, see Appendix F. For other important information on the differences between a closed-end fund, such as AMA, and an open-end fund, such as Large Cap Growth, see Appendix G.

                  INFORMATION ABOUT THE PROPOSED TRANSACTION

Introduction

   This Prospectus/Proxy Statement is provided to you to solicit your proxy for exercise at the Meeting to approve the acquisition of the assets and assumption of the liabilities of AMA by Large Cap Growth and the subsequent liquidation and dissolution of AMA. The Meeting will be held at 1345 Avenue of the Americas, 41st Floor, New York, New York 10105 at 4:00 p.m., Eastern Time, on November 9, 2007. This Prospectus/Proxy Statement, the accompanying Notice of the Special Meeting of Stockholders and the enclosed proxy card are being mailed to stockholders of AMA on or about October 2, 2007.

Description of the Plan

   As provided in the Plan, Large Cap Growth will acquire all the assets and assume all the liabilities of AMA at the effective time of the Acquisition (the "Effective Time"). In return, Large Cap Growth will issue, and AMA will distribute to its stockholders, a number of full and fractional shares of Large Cap Growth, determined by dividing the net value of all the assets of AMA by the NAV of one share of Large Cap Growth. For this purpose, the Plan provides the times for and methods of determining the net value of the assets of each Fund. The Plan provides that stockholders of AMA will be credited with shares of Large Cap Growth corresponding to the aggregate NAV of the AMA's shares that the stockholder holds of record at the Effective Time.

   Following the distribution of shares of Large Cap Growth in full liquidation of AMA, AMA will wind up its affairs and liquidate and dissolve as soon as is reasonably practicable after the Acquisition. In the event the Acquisition does not receive the required stockholder approval, AMA will continue its operations and its Directors will consider what future action, if any, is appropriate.

   The projected expenses of the Acquisition, largely those for legal, accounting, printing and proxy solicitation expenses, are estimated to total approximately $260,000, or $.07 per share, and will be borne by AMA.

   The Acquisition is expected to occur late in the last quarter of this year or in the first quarter of 2008. The Acquisition is conditioned upon approval of the Plan by AMA stockholders and AMA satisfying the terms of the Plan. Under applicable legal and regulatory requirements, none of AMA's stockholders will be entitled to exercise objecting stockholders' appraisal rights, i.e., to demand the fair value of their shares in connection with the Acquisition. Therefore, stockholders will be bound by the terms of the Acquisition under the Plan. However, any stockholder of AMA may sell shares of the Fund's common stock on the NYSE prior to the Acquisition. The shares of AMA may cease trading on the NYSE beginning several days prior to the date of the Acquisition. Any cessation of trading will be accomplished in compliance with NYSE rules, including issuance of a press release.

   After the Acquisition, AMA's shares of common stock will be removed from listing on the NYSE. In addition, AMA's shares of common stock will be withdrawn from registration under the Securities Exchange Act of 1934. AMA will deregister as an investment company under the Investment Company Act of 1940, as amended (the "1940 Act") and will dissolve under Maryland law.

   Completion of the Acquisition is subject to certain conditions set forth in the Plan, some of which may be waived by a party to the Plan. The Plan may be amended in any mutually agreed manner, except that no amendment may be made subsequent to stockholder approval of the Acquisition that materially alters the obligations of either party. The parties to the Plan may terminate the Plan by mutual consent and either party has the right to terminate the Plan under certain circumstances. Among other circumstances, either party may at any time terminate the Plan unilaterally upon a determination by the party's Board of Directors that proceeding with the Plan is not in the best interests of the Fund or its stockholders.

   A copy of a form of the Plan is attached as Appendix H.

Reasons for the Acquisition

   At the Regular Meeting, the Adviser recommended that the Directors approve and recommend to AMA stockholders for their approval the proposed Plan and the Acquisition. The Directors considered the factors dis-cussed below from the point of view of the interests of AMA and its stockholders. After careful consideration, the Directors (including all Directors who are not "interested persons" of the Fund, the Adviser or its affiliates) determined that the Acquisition would be in the best interests of AMA and that the interests of existing stockholders of the Funds would not be diluted as a result of the Acquisition. The Directors approved the Plan and the Acquisition and recommended that the stockholders of AMA vote in favor of the Acquisition by approving the Proposal.

   The Adviser presented the following reasons in favor of the Acquisition:

  . Compared to Large Cap Growth, AMA is a relatively small fund, with, as of June 30, 2007, approximately $49 million in assets and has higher expenses. Large Cap Growth is a significantly larger fund, with approximately $2.5 billion in net assets as of June 30, 2007, employing the same investment strategy as AMA. The Adviser believed that combining the Funds offers an alternative that would benefit investors with comparable or better all-in expenses.

  . AMA is a diversified, closed-end fund, which was designed to offer investors access to the Adviser's large cap growth strategy as its core strategy, with the additional intent to amplify its returns through the use of operational leverage and hedging techniques. As demonstrated by the growth bubble's burst in early 2000, this return strategy amplified both gains and losses. AMA significantly underperformed its open-end fund counterparts and closed-end fund peers in the years 2000 through 2004. The Adviser noted that, as a result of general client disappointment with leveraged, long-term growth funds, it has closed all of its hedge funds managed with the same investment philosophy. In addition, the Adviser stated that AMA has not pursued leveraged management techniques for some time.

  . The Adviser and the Directors have discussed for some time that the two Funds were essentially pursuing the same strategy and, in February 2007, the Directors approved a management fee reduction for AMA. The Adviser noted that it believed that the long-term viability of AMA, given the size of its assets, is questionable. In addition, the Adviser stated that there is little prospect for increasing AMA's assets in the secondary market. The Fund's last rights offering in 1999 raised $42 million in new assets for the Fund but that was at the height of the growth market and those circumstances no longer characterize this segment of the market.

   At the Regular Meeting, the Directors (with the advice and assistance of independent counsel) also considered, among other things:

  . potential shareholder benefits of the Acquisition, including the fact that the expense ratio of the Class A shares of Large Cap Growth, 1.52% as of June 30, 2007, is considerably lower than that of AMA's expense ratio, 1.78% as of the same date, even though the expense ratio of the Large Cap Growth Class A shares includes a distribution fee;

  . the trading characteristics and managed distribution policy of AMA, including the fact that (i) as of July 19, 2007, AMA's shares were trading at a discount of -0.36%, (ii) over the past three years, AMA's shares have generally traded in a range of between a discount of -3.69% (November 21, 2005) and a premium of 17.19% (June 28, 2006), and generally traded at a premium during the past three years with the premium in the first quarter of 2007 ranging from 12.79% to 3.89% but trading lower in the second and third quarters of 2007, (iii) the generally positive trading history is predominantly due to AMA's managed distribution policy, which currently pays 2.5% per quarter of the total net assets, and (iv) since 1997, the Fund has distributed $54 million to shareholders as a return of capital as part of its managed distribution policy and the Adviser intends to recommend that the managed distribution policy be terminated or significantly reduced if the Acquisition is not approved;

  . the current asset levels of AMA and the combined pro forma asset levels of Large Cap Growth;

  .   the historical investment performance of the Funds;

  . the substantially similar investment objectives and principal investment strategies of AMA and Large Cap Growth; and

  . the portfolio management personnel of the Funds responsible for the day-to-day management, which include one member of the U.S. Large Cap Growth Investment Team for AMA and five members of the same team for Large Cap Growth (including the person responsible for AMA), and that these individuals will be responsible for the day-to-day management after the Acquisition.

   The Directors also considered, among other things:

  . the historical and pro forma tax attributes of the Funds, including that AMA has net realized capital gains and unrealized appreciation, and capital loss carryforwards, and that Large Cap Growth has sizeable capital loss carryforwards, which will mean that the capital loss carryforwards available to AMA stockholders in the combined Fund will increase significantly;

  .   the form of the Plan and the terms and conditions of the Acquisition;

  .   the fact that Large Cap Growth has a lower advisory fee than AMA;

  . whether the Acquisition would result in the dilution of stockholders' interests;

  .   the number of stockholder accounts and average account sizes of the Funds;

  .   changes in service providers that would result from the Acquisition;

  . the fact that realignment of the investment holdings of AMA prior to the Acquisition is not anticipated;

  . the benefits of the Acquisition to persons other than AMA and its stockholders, in particular, the Adviser, which would benefit from the elimination of monitoring and administrating the relatively small AMA;

  .   the fact that Large Cap Growth will assume all the liabilities of AMA;

  .   the expected federal income tax consequences of the Acquisition;

  . whether the Acquisition would be preferable to acquisition by potential acquirors other than Large Cap Growth, including funds that are not sponsored by the Adviser;

  .   the costs of the Acquisition, which will be borne by AMA; and

  . the fact that the Adviser has agreed to indemnify Large Cap Growth for a three-year period against any liability not disclosed or not reflected in the NAV of AMA at the time of the Acquisition, to reimburse Large Cap Growth for any reasonable legal or other costs and expenses in connection with investigating any such liability, and to continue certain insurance coverage for a six-year period.

   At the Regular Meeting, the Directors of Large Cap Growth (comprised of the same members as the Directors of AMA) approved the proposed Plan. No vote of Large Cap Growth stockholders is required to approve the Acquisition.

Description of Securities to be Issued

   Under the Plan, Large Cap Growth will issue additional shares of Class A common stock for distribution to AMA. Under its Charter, Large Cap Growth may issue up to 3,000,000,000 Class A shares of common stock, par value $.001 per share. Each share of Large Cap Growth represents an equal proportionate interest with other shares of the Fund. Each share has equal earnings, assets and voting privileges and is entitled to dividends and other distributions out of the income earned and gain realized on the assets belonging to Large Cap Growth as authorized by the Board of Directors. Shares of Large Cap Growth entitle their holders to one vote per full share and fractional votes for fractional shares held. Shares of Large Cap Growth received by stockholders of AMA will be issued at NAV without a sales charge, fully paid and non-assessable.

Dividends and Other Distributions

   On or before the Closing Date, as defined in the Plan, AMA will, if necessary, declare and pay as a distribution substantially all of its undistributed net investment income, net short-term capital gain, net long-term capital gain and net gains from foreign currency transactions, as applicable, to maintain its treatment as a regulated investment company.

Surrender and Exchange of AMA Stock Certificates

   After the Plan's Effective Time, each holder of a certificate (or certificates) formerly representing shares of AMA will not receive, upon surrender of the certificate, a certificate representing the number of Large Cap Growth shares distributable as a result of the Acquisition since Large Cap Growth will not issue certificates representing Large Cap Growth shares in connection with the Acquisition. Ownership of Large Cap Growth's shares will be shown on the books of Large Cap Growth's transfer agent. Promptly after the Plan's Effective Time, Computershare Trust Company, N.A. will mail to AMA's certificate holders instructions and a letter of transmittal for use in surrendering the certificates. Please do not send share certificates at this time. Although the certificates will be deemed for all purposes to evidence ownership of the equivalent number of Large Cap Growth shares, no dividends will be paid to holders of certificates of AMA until the holder surrenders the certificates in accordance with the instructions and letter of transmittal. Any dividends on Large Cap Growth shares payable after the Effective Time will be paid to the certificate holder, without interest, when that holder surrenders an AMA share certificate for exchange.

Federal Income Tax Consequences

   Subject to certain stated assumptions contained therein, AMA will receive an opinion of Seward & Kissel LLP, its counsel, substantially to the following effect: (i) the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that AMA and Large Cap Growth will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code; (ii) a stockholder of AMA will recognize no gain or loss on the exchange of the stockholder's shares of AMA solely for shares of Large Cap Growth; (iii) neither AMA nor Large Cap Growth will recognize any gain or loss upon the transfer of all of the assets of AMA to Large Cap Growth in exchange for shares of Large Cap Growth and the assumption by Large Cap Growth of the liabilities of AMA pursuant to the Plan or upon the distribution of shares of Large Cap Growth to stockholders of AMA in exchange for their respective shares of AMA; (iv) the holding period and tax basis of the assets of AMA acquired by Large Cap Growth will be the same as the holding period and tax basis that AMA had in such assets immediately prior to the Acquisition; (v) the aggregate tax basis of shares of Large Cap Growth received in connection with the Acquisition by each stockholder of AMA (including any fractional share to which the stockholder may be entitled) will be the same as the aggregate tax basis of the shares of AMA surrendered in exchange therefore; (vi) the holding period of shares of Large Cap Growth received in connection with the Acquisition by each stockholder of AMA (including any fractional share to which the stockholder may be entitled) will include the holding period of the shares of AMA surrendered in exchange therefore, provided that such AMA shares constitute capital assets in the hands of the stockholder as of the Closing Date; and (vii) Large Cap Growth will succeed to the capital loss carryovers of AMA, if any, under
Section 381 of the Code, but the use by Large Cap Growth of any such capital loss carryovers (and of capital loss carryovers of Large Cap Growth) may be subject to limitation under certain sections of the Code. This opinion of counsel will not be binding on the Internal Revenue Service or a court and there is no assurance that the Internal Revenue Service or a court will not take a view contrary to those expressed in the opinion.

   Stockholders of AMA are encouraged to consult their tax advisers regarding the effect, if any, of the Acquisition in light of their individual circumstances. Because the foregoing only relates to the federal income tax consequences of the Acquisition, those stockholders also should consult their tax advisers as to state and local tax consequences, if any, of the Acquisition.

Capitalization Information

   For information on the existing and pro forma capitalization of the Funds, see Appendix I.

Trading History and Share Price Data

   For information on the trading history and share price data for AMA, see Appendix J.

                          INFORMATION ABOUT THE FUNDS

   AMA is a diversified, closed-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1994. Large Cap Growth is a diversified open-end management investment company registered under the 1940 Act and organized as a Maryland corporation in 1992.

Management of the Funds

   The Board of Directors of each Fund directs the management of the business and affairs of the Funds. Each Board of Directors approves all significant agreements between the respective Fund and persons or companies furnishing services to it, including a Fund's agreements with the Adviser and the Fund's administrator, custodian and transfer and dividend disbursing agent. The day-to-day operations of a Fund are delegated to its officers and the Fund's administrator, subject to the Fund's investment objective and policies and to general supervision by the Fund's Board of Directors. Subsequent to the consummation of the Acquisition, the directors and officers of Large Cap Growth will continue to serve as the directors and officers of the combined Fund. The portfolio manager responsible for the day-to-day management of AMA is Mr. Michael J. Reilly, a senior member of the Adviser's U.S. Large Cap Growth Investment Team and a Senior Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Messrs. David P. Handke, Jr., Syed J. Hasnain, Michael J. Reilly, James G. Reilly and P. Scott Wallace, the senior members of the Adviser's U.S. Large Cap Growth Investment Team, are primarily responsible for day-to-day management of Large Cap Growth's portfolios. Messrs. David
P. Handke, Jr., Syed J. Hasnain, Michael J. Reilly and P. Scott Wallace are Senior Vice Presidents of the Adviser, with which they have been associated in a substantially similar capacity to their current positions since prior to 2002. Mr. James G. Reilly is an Executive Vice President of the Adviser, with which he has been associated in a substantially similar capacity to his current position since prior to 2002. Subsequent to the consummation of the Acquisition, Messrs. David P. Handke, Jr., Syed J. Hasnain, Michael J. Reilly, James G. Reilly and P. Scott Wallace will continue to be primarily responsible for day-to-day management of the combined Fund.

   Additional information about the portfolio managers is in the SAI.

Advisory Agreement and Fees

   Each Fund's investment adviser is AllianceBernstein L.P. (the "Adviser"), whose address is 1345 Avenue of the Americas, New York, New York 10105. The Adviser is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million shareholder accounts. The Adviser also serves as administrator for each Fund.

   Under each Fund's advisory agreement with the Adviser (the "Advisory Agreement"), the Adviser provides office space, investment advisory services, and order placement facilities for the Fund and pays all compensation of directors and officers of the Fund who are affiliated persons of the Adviser. Under the Advisory Agreement of AMA, the Fund paid the Adviser an advisory fee at an annual rate of .99% as of June 30, 2007 of its average monthly net assets. AMA's advisory fee consists of a basic fee and an adjustment to the basic fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000(R) Growth Index. Prior to February 12, 2007, the basic fee was 1.25% of average net assets and could be adjusted upward or downward by up to .55%. The Adviser was also voluntarily waiving .10% of the basic fee. Effective February 12, 2007, the basic fee was lowered to ..80%, with an upward or downward adjustment of .15%. Under the Advisory Agreement of Large Cap Growth, the Fund paid the Adviser an advisory fee at an annual rate of .74% as of June 30, 2007 of its average daily net assets. Such fee is accrued daily and paid monthly. Under the terms of its advisory agreement, Large Cap Growth pays the Adviser an advisory fee at an annual rate of .75% of the first $2.5 billion, .65% of the next $2.5 billion and .60% in excess of $5 billion of the Fund's average daily net assets.

   The Advisory Agreements by their terms continue in effect from year to year if such continuance is specifically approved, at least annually, by a majority vote of the directors of a Fund who neither are interested persons of the Fund nor have any direct or indirect financial interest in the Advisory Agreement, cast in person at a meeting called for the purpose of voting on such approval. A discussion regarding the basis for the Board of Directors approving the advisory agreements of AMA and Large Cap Growth is available in AMA's Semi-Annual Report to Shareholders for the six-month period ended March 31, 2007 and Large Cap Growth's Annual Report to Shareholders for its fiscal year ended July 31, 2006, respectively.

   The Adviser is the subject of certain legal proceedings instituted by the SEC and the Office of the New York Attorney General. A discussion of those proceedings is presented in Appendix K.

Administrator

   The Adviser serves as administrator for AMA and Large Cap Growth and performs standard administration services for the Funds. Pursuant to an Administration Agreement, AMA reimburses the Adviser for its costs incurred for providing administrative services, provided, however, that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund. The amount reimbursed by AMA in fiscal 2006 was .25% of the average weekly net assets of the Fund. Pursuant to the Advisory Agreement, Large Cap Growth reimburses the Adviser for the costs to it of providing certain administrative services. The amount reimbursed by Large Cap Growth in fiscal 2006 was .002% of the average daily net assets of the Fund.

Distributor

   AllianceBernstein Investments, Inc. (the "Distributor"), a wholly-owned subsidiary of the Adviser, serves as the distributor of Large Cap Growth's shares. Under a Distribution Services Agreement, Large Cap Growth pays distribution and service fees to the Distributor at an annual rate of up to ..30% of Large Cap Growth's average daily net assets attributable to its Class A shares. The Distribution Services Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities.

Other Service Providers

   AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides shareholder services for the Funds. The Funds compensate ABIS for these services. The Bank of New York, 100 Church Street, New York, NY 10286, serves as custodian for AMA and State Street Bank and Trust Company, One Lincoln Street, Boston, MA 02111, serves as custodian for Large Cap Growth. Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940, serves as dividend paying agent, transfer agent and registrar and accounting agent for AMA. ABIS, P.O. Box 786003, San Antonio, TX 78278-6003, serves as transfer agent for Large Cap Growth. After the Acquisition, State Street Bank and Trust Company and ABIS will serve, respectively, as custodian and transfer agent for the combined Fund.

                              VOTING INFORMATION

   The Directors have fixed the close of business on August 31, 2007 as the record date for the determination of shareholders entitled to notice of, and to vote at, the Meeting and at any adjournments thereof. Appendix L to this Prospectus/Proxy Statement lists the total number of AMA shares outstanding as of that date entitled to vote at the Meeting. It also identifies holders of more than five percent of any class of shares of each Fund, and contains information about the executive officers and Directors of the Funds and their shareholdings in the Funds.

   Those shareholders who hold shares directly and not through a broker or nominee (that is, a shareholder of record) may authorize their proxies to cast their votes by completing a Proxy Card and returning it by mail in the enclosed postage-paid envelope as well as either telephoning toll free 1-800-331-5817. Shares held for a shareholder through a broker or nominee (who is the shareholder of record for those shares) should be voted by following the instructions provided to the shareholder by the broker or nominee. The telephone and Internet voting instructions to be followed by a shareholder of record, including use of the Control Number on the shareholder's Proxy Card, are designed to verify shareholder identities, to allow shareholders to give voting instructions and to confirm that shareholder instructions have been recorded properly. Shareholders who authorize proxies by telephone or through the Internet should not also return a Proxy Card. Shareholders who authorize proxies through the Internet should be aware that they are responsible for any applicable telecommunication and access charges. A shareholder of record may revoke that shareholder's proxy at any time prior to exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by authorizing a later-dated proxy (either by signing and mailing another Proxy Card or, by telephone or through the Internet as indicated above), or by personally attending and voting at the Meeting.

   Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention") or represent a broker "non-vote" (which is a proxy from a broker or nominee indicating that the broker or nominee has not received instructions from the beneficial owner or other person entitled to vote shares on a particular matter with respect to which the broker or nominee does not have the discretionary power to vote).

   Approval of the Proposal by the shareholders of AMA requires the affirmative vote of a majority of the votes entitled to be cast.

   Abstentions and broker non-votes will be considered present for purposes of determining the existence of a quorum for the transaction of business at the meeting but will have the effect of a vote against the Proposal. If any proposal, other than the Proposal to be voted on by the shareholders of each Fund, properly comes before the Meeting, the shares represented by proxies will be voted on all such proposals in the discretion of the person or persons voting the proxies. The Funds have not received notice of, and are not otherwise aware of, any other matter to be presented at the Meeting.

   A quorum for the transaction of business by the shareholders of AMA at the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares of AMA entitled to vote at the Meeting. In the event that a quorum is not represented at the Meeting or, even if a quorum is so present, in the event that sufficient votes in favor of the position recommended by the Board of Directors on the Proposal are not timely received, the persons named as proxies may propose and vote in favor of one or more adjournments of the Meeting, with no other notice than an announcement at the Meeting, for up to 120 days after the Record Date, in order to permit further solicitation of proxies. Shares represented by proxies indicating a vote against the Proposal will be voted against adjournment.

   AMA has engaged The Altman Group, Inc. (the "Proxy Solicitor"), 60 E. 42nd St., Ste. 405, New York, NY 10165, to assist in soliciting proxies for the Meeting. The Proxy Solicitor will receive a fee of approximately $5,750 for its solicitation services, plus reimbursement of out-of-pocket expenses.

                                 LEGAL MATTERS

   The validity of the shares offered hereby will be passed upon for AMA by Seward & Kissel LLP.

                                    EXPERTS

   The audited financial statements and financial highlights in the Prospectus/Proxy Statement and the SAI have been included in reliance on the reports of KPMG LLP, 345 Park Avenue, New York, New York 10154, the registered public accounting firm for the Funds as of the end of each Fund's last fiscal year, and PricewaterhouseCoopers LLP, 300 Madison Avenue, New York, New York 10017, the independent registered public accounting firm for the Funds as of the end of each Fund's 2005 fiscal year, given on their authority as experts in auditing and accounting.

                             FINANCIAL HIGHLIGHTS

   Financial highlights information for each of the Funds is available at Appendix M.

            THE DIRECTORS RECOMMEND THAT YOU VOTE FOR THE PROPOSAL

                                  APPENDIX A

                                   FEE TABLE

   The purpose of the tables below is to assist an investor in understanding the various costs and expenses that a shareholder bears directly and indirectly from an investment in the Funds. The tables allow you to compare the sales charges, expenses of each Fund and estimates for the combined Fund in its first year following the Acquisition. The tables also include Annual Fund Operating Expenses and Expense Examples on a pro forma combined basis assuming AMA is acquired by Large Cap Growth. The information presented for Large Cap Growth is for Class A, the class of shares that will be exchanged for shares of AMA, not all classes of Large Cap Growth shares.

Shareholder Fees
(fees paid directly from your investment)

                                      AMA

Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
  price)                                                                         None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price
  or redemption price, whichever is lower)                                       None
Redemption Fee (as a percentage of amount redeemed, if applicable)               None

                               Large Cap Growth

                                                                              Class A
                                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
  price)                                                                       4.25%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
  price or redemption price, whichever is lower)                               None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None

--------
(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances.

                         Large Cap Growth (pro forma)

                                                                              Class A
                                                                              -------
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering
  price)                                                                       4.25%(a)
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase
  price or redemption price, whichever is lower)                               None
Redemption Fee (as a percentage of amount redeemed, if applicable)             None

--------
(a)Class A sales charges may be reduced or eliminated in certain circumstances, typically for large purchases and for certain group retirement plans. In some cases, however, a 1%, 1-year contingent deferred sales charge ("CDSC") may apply. CDSCs for Class A shares may also be subject to waiver in certain circumstances. Class A shares of Large Cap Growth received by AMA in connection with the Acquisition of AMA will be issued without a sales charge and will not be subject to a CDSC.

Annual Fund Operating Expenses
(expenses that are deducted from Fund assets)

                                      AMA

                 Management Fees(a)                       1.35%
                 Distribution and/or Service (12b-1) Fees  None
                 Other Expenses(b)                        1.03%
                 Total Fund Operating Expenses(c)         2.38%

--------
(a)For the period from July 1, 2004 through June 30, 2005, the Adviser voluntarily agreed to waive a portion of its fees in the amount of .05%. From July 1, 2005, the Adviser has agreed to waive an additional .05% of its fees, for a total waiver of .10%.
(b)Based on estimated expenses.
(c)As noted above, the Adviser has voluntarily waived a portion of its fees so that the advisory fee is 1.25%. Assuming this waiver, the expenses would be:

                                                         AMA
                                                        ----
                  Waiver and/or Expense Reimbursement   (.10)%
                  Net Annual Expenses Reflecting Waiver 2.28%

                               Large Cap Growth

                                                         Class A
                                                         -------
                Management Fees                            .72%
                Distribution and/or Service (12b-1) Fees   .30%
                Other Expenses(a)                          .45%
                Net Expenses                              1.47%

--------
(a)Based on estimated expenses.

                         Large Cap Growth (pro forma)

                                                         Class A
                                                         -------
                Management Fees                            .74%
                Distribution and/or Service (12b-1) Fees   .30%
                Other Expenses(a)                          .48%
                Net Expenses                              1.52%

--------
(a)Based on estimated expenses.

EXAMPLE

   The Examples are to help you compare the cost of investing in each Fund with the cost of investing in the combined Fund on a pro forma combined basis. They assume that you invest $10,000 in a Fund for the time periods indicated and then sell (in the case of AMA) or redeem (in the case of Large Cap Growth and the combined Fund) all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that a Fund's operating expenses stay the same and that all dividends and distributions are reinvested.

                                      AMA

                             After 1 Year   $  231
                             After 3 Years  $  712
                             After 5 Years  $1,220
                             After 10 Years $2,615

                               Large Cap Growth

                                            Class A
                                            -------
                             After 1 Year   $  568
                             After 3 Years  $  870
                             After 5 Years  $1,194
                             After 10 Years $2,108

                         Large Cap Growth (pro forma)

                                            Class A
                                            -------
                             After 1 Year   $  573
                             After 3 Years  $  885
                             After 5 Years  $1,219
                             After 10 Years $2,160

   The projected post-Acquisition pro forma Annual Fund Operating Expenses and Examples presented above are based upon numerous material assumptions. Although these projections represent good faith estimates, there can be no assurance that any particular level of expenses or expense savings will be achieved, because expenses depend on a variety of factors, including the future level of fund assets, many of which are beyond the control of Large Cap Growth and the Adviser.

                                  APPENDIX B

               COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

                                    AMA                               Large Cap Growth                  Differences
                  ---------------------------------------  ---------------------------------------  --------------------
Investment        The Fund seeks long-term growth of       The Fund's investment objective is       There is no
Objective         capital through all market conditions.   long-term growth of capital.             practical
                  (F)                                                                               difference.
                                                         Investment Policies/1/
                  ------------------------------------------------------------------------------------------------------

Status            The Fund is a diversified closed-end     The Fund is a diversified open-end       AMA is a closed-
                  management investment company.           management investment company. (F)       end fund and
                                                                                                    Large Cap Growth
                                                                                                    is an open-end
                                                                                                    fund.

80% Policy        None.                                    Under normal circumstances, the Fund     AMA does not
                                                           will invest at least 80% of its net      have an 80%
                                                           assets in common stocks of               policy.
                                                           large-capitalization companies with
                                                           market capitalizations of at least $5
                                                           billion at the time of purchase.

Investment Policy The Fund normally invests at least 65%   None.                                    There is no
                  of its total assets in the equity                                                 practical difference
                  securities of companies that, in the                                              between the
                  Adviser's opinion, are likely to                                                  Funds' investment
                  achieve superior earnings growth. (F)                                             policies.

Portfolio         Normally, about 40-60 companies will be  None.                                    There is no
Companies         represented in the Fund's portfolio.                                              practical difference
                  The Fund will invest in a "Core                                                   between the
                  Portfolio" of equity securities (common                                           Funds' investment
                  stocks, securities convertible into                                               policies.
                  common stocks and rights and warrants
                  to subscribe for or purchase common
                  stocks) of large, intensively
                  researched, high-quality companies that
                  are judged likely to achieve superior
                  earnings growth. In the Adviser's view,
                  high-quality companies are larger
                  capitalization companies (companies
                  with market capitalizations generally
                  expected to exceed $5 billion) that
                  possess, among other things, relatively
                  long operating histories, strong
                  management, superior industry positions
                  and excellent balance sheets. The term
                  "high quality" does not reflect ratings
                  from any rating agency.

                  The Fund's Core Portfolio, which will
                  constitute at least the majority of,
                  and at times may constitute
                  substantially all of, its total assets,
                  will normally consist of the equity
                  securities of 25 companies.

Convertible       The Fund may invest up to 20% of its     None.                                    AMA may invest
Securities        total assets in convertible securities                                            in convertible
                  of companies whose common stocks are                                              securities.
                  eligible for purchase by the Fund.

Non-U.S.          The Fund may invest up to 35% of its     None.                                    AMA may invest
Companies         total assets in equity securities of                                              in non-U.S.
                  non-U.S. companies.                                                               companies.

--------
/1/  Policies with the notation "F" are fundamental policies.

                                    AMA                               Large Cap Growth                 Differences
                  ---------------------------------------  ---------------------------------------  ------------------
Rights and        The Fund may invest up to 5% of its      The Fund may invest in rights and        There is no
Warrants          total assets in rights or warrants with  warrants.                                practical
                  respect to equity securities deemed                                               difference.
                  appropriate for inclusion in the Fund's
                  portfolio.

Forward Foreign   The Fund may purchase or sell forward    None.                                    AMA may invest
Currency          foreign currency exchange contracts.                                              in forward foreign
Exchange                                                                                            currency exchange
Contracts                                                                                           contracts.

Forward           The Fund may enter into forward          None.                                    AMA may invest
Commitments       commitments for the purchase or sale of                                           in forward
                  securities up to 30% of its total                                                 commitments.
                  assets.

Reverse           The Fund may enter into reverse          None.                                    AMA may invest
Repurchase        repurchase agreements and dollar rolls.                                           in reverse
Agreements and                                                                                      repurchase
Dollar Rolls                                                                                        agreements and
                                                                                                    dollar rolls.

Standby           The Fund may enter into standby          None.                                    AMA may invest
Commitment        commitment agreements.                                                            in standby
Agreements                                                                                          commitment
                                                                                                    agreements.

Currency Swaps    The Fund may enter into currency swaps   None.                                    AMA may invest
                  for hedging purposes.                                                             in currency swaps.

Repurchase        The Fund may enter into repurchase       None.                                    AMA may invest
Agreements        agreements.                                                                       in repurchase
                                                                                                    agreements.

Concentration     The Fund may not invest 25% or more of   The Fund may not concentrate             There is no
                  its total assets in securities of        investments in an industry, as           practical
                  issuers conducting their principal       concentration may be defined under the   difference.
                  business activities in the same          1940 Act or the rules and regulations
                  industry, except that this restriction   thereunder (as such statute, rules or
                  does not apply to U.S. Government        regulations may be amended from time to
                  securities. (F)                          time) or by guidance regarding,
                                                           interpretations of, or exemptive orders
                                                           under, the 1940 Act or the rules or
                                                           regulations thereunder published by
                                                           appropriate regulatory authorities. (F)

Senior Securities The Fund may not borrow money or issue   The Fund may not issue any senior        There is no
and Borrowing     senior securities except the Fund may,   security (as that term is defined in     practical
                  in accordance with the provisions of     the 1940 Act) or borrow money, except    difference.
                  the 1940 Act, (i) borrow from a bank or  to the extent permitted by the 1940 Act
                  other entity in a privately arranged     or the rules and regulations thereunder
                  transaction or through reverse           (as such statute, rules or regulations
                  repurchase agreements or dollar rolls    may be amended from time to time) or by
                  if after such borrowing there is asset   guidance regarding, or interpretations
                  coverage of at least 300% as defined in  of, or exemptive orders under, the 1940
                  the 1940 Act and (ii) borrow for         Act or the rules or regulations
                  temporary purposes in an amount not      thereunder published by appropriate
                  exceeding 5% of the value of the total   regulatory authorities.
                  assets of the Fund. (F)
                                                           For the purposes of this restriction,
                                                           collateral arrangements, including for
                                                           example, with respect to options,
                                                           futures contracts and options on
                                                           futures contracts and collateral
                                                           arrangements with respect to initial
                                                           and variation margin, are not deemed to
                                                           be the issuance of a senior security.
                                                           (F)

                                   AMA                               Large Cap Growth                  Differences
                 ---------------------------------------- ---------------------------------------  -------------------
Options and      The Fund may write covered put and call  The Fund may purchase and sell           There is no
Futures          options and purchase put and call        exchange-traded index option and stock   practical
                 options on securities of the type in     index futures contracts.                 difference.
                 which the Fund may invest, on U.S. and
                 foreign securities exchanges and over    The Fund may write exchange-traded call
                 the counter, including options on        options on its securities and purchase
                 market indices, and write uncovered      and sell exchange-traded call and put
                 options for cross-hedging purposes.      options on common stocks written by
                                                          others.
                 The Fund may enter into contracts for
                 the purchase and sale for future
                 delivery of common stocks and purchase
                 and write put and call options on such
                 futures contracts.

                 The Fund may enter into contracts for
                 the purchase and sale for the future
                 delivery of foreign currencies or
                 contracts based on financial indices,
                 including any index of U.S. Government
                 securities or securities issued by
                 foreign government entities and write
                 put and call options on such futures
                 contracts.

                 The Fund may purchase and sell stock
                 index futures for hedging purposes
                 against movements in the equity markets.

                 The Fund may purchase write put and
                 call options on foreign currencies.

                 The Fund will purchase options on
                 futures contracts written or purchased
                 that are traded on U.S. or foreign
                 exchanges or over-the-counter.

                 The Fund will not enter into any
                 futures contracts or options on futures
                 contracts if immediately thereafter the
                 market values of the outstanding
                 futures contracts of the Fund and the
                 currencies and futures contracts
                 subject to outstanding options written
                 by the Fund would exceed 50% of the
                 market value of its total assets.

Investments in   None.                                    The Fund may invest in the securities    Large Cap Growth
Other Investment                                          of other investment companies,           may invest in other
Companies                                                 including exchange-traded funds, to the  investment
                                                          extent permitted under the 1940 Act or   companies.
                                                          the rules and regulations thereunder
                                                          (as such statute, rules or regulations
                                                          may be amended from time to time) or by
                                                          guidance regarding, interpretations of,
                                                          or exemptive orders under, the 1940 Act
                                                          or the rules or regulations thereunder
                                                          published by appropriate regulatory
                                                          authorities. (F)

Real Estate      The Fund may not purchase or sell real   The Fund may not purchase or sell real   There is no
                 estate, except that it may purchase and  estate except that it may dispose of     practical
                 sell securities of companies which deal  real estate acquired as a result of the  difference.
                 in real estate or interests therein and  ownership of securities or other
                 securities that are secured by real      instruments. This restriction does not
                 estate, provided such securities are     prohibit the Fund from investing in
                 securities of the type in which the      securities or other instruments backed
                 Fund may invest. (F)                     by real estate or in securities of
                                                          companies engaged in the real estate
                                                          business. (F)

                                      AMA                               Large Cap Growth                   Differences
                    ---------------------------------------- ---------------------------------------- ----------------------
Commodities         The Fund may not purchase or sell        The Fund may not purchase or sell        There is no
                    commodities or commodity contracts,      commodities regulated by the Commodity   practical
                    including futures contracts (except      Futures Trading Commission under the     difference.
                    foreign currencies, foreign currency     Commodity Exchange Act or commodities
                    options and futures, options and         contracts except for futures contracts
                    futures on securities and securities     and options on futures contracts. (F)
                    indices and forward contracts or
                    contracts for the future acquisition or
                    delivery of securities and foreign
                    currencies and related options on
                    futures contracts and other similar
                    contracts). (F)

Pledging,           The Fund may not pledge, mortgage,       None.                                    Large Cap Growth
Mortgaging, and     hypothecate or otherwise encumber its                                             is not subject to
Hypothecation       assets, except to secure permitted                                                the limitations of
                    borrowings. (F)                                                                   AMA's policy.

Loans               The Fund may not make loans except       The Fund may not make loans except       There is no
                    through (a) the purchase of debt         through (i) the purchase of debt         practical
                    obligations in accordance with its       obligations in accordance with its       difference.
                    investment objective and policies; (b)   investment objectives and policies;
                    the lending of portfolio securities; or  (ii) the lending of Fund securities;
                    (c) the use of repurchase agreements.    (iii) the use of repurchase agreements;
                    (F)                                      or (iv) the making of loans to
                                                             affiliated funds as permitted under the
                                                             1940 Act, the rules and regulations
                                                             thereunder (as such statutes, rule or
                                                             regulations may be amended from time to
                                                             time), or by guidance regarding, and
                                                             interpretations of, or exemptive orders
                                                             under, the 1940 Act. (F)

Investment to       The Fund may not invest in companies     None.                                    Large Cap Growth
Exercise Control    for the purpose of exercising control.                                            is not subject to
                    (F)                                                                               the limitations of
                                                                                                      AMA's policy.
                    The Fund may not purchase more than 10%
                    of the outstanding voting securities of
                    any one issuer. (F)

Oil, Gas and        The Fund may not invest in interest in   None.                                    Large Cap Growth
Minerals            oil, gas, or other mineral exploration                                            is not subject to
                    or development programs. (F)                                                      the limitations of
                                                                                                      AMA's policy.

Short Sales         The Fund may engage in short sales of    None.                                    AMA may engage
                    securities with respect to up to 30% of                                           in short sales.
                    its total assets.

Margin              The Fund may not purchase securities on  None.                                    There is no
                    margin, except for such short-term                                                practical
                    credits as may be necessary for the                                               difference.
                    clearance of transactions. (F)

Underwriting of     The Fund may not act as an underwriter   The Fund may not act as an underwriter   There is no
Securities          of securities, except that the Fund may  of securities, except that a Fund may    practical
                    acquire restricted securities under      acquire restricted securities under      difference.
                    circumstances in which, if such          circumstances in which, if such
                    securities were sold, the Fund might be  securities were sold, the Fund might be
                    deemed to be an underwriter for          deemed to be an underwriter for
                    purposes of the Securities Act. (F)      purposes of the Securities Act of 1933,
                                                             as amended (the "Securities Act"). (F)

Lending of          The Fund may make secured loans of its   The Fund may lend Fund securities to     There is no
Securities          portfolio securities to entities with    the extent permitted under the 1940 Act  practical
                    which it can enter into repurchase       or the rules and regulations thereunder  difference.
                    agreements, provided that cash and/or    (as such statute, rules or regulations
                    liquid high grade debt securities equal  may be amended from time to time) or by to at least 100% of the market value of  guidance regarding, interpretations of, the securities loaned are deposited and  or exemptive orders under, the 1940 Act.
                    maintained by the borrower with the
                    Fund.

                    The Fund will not lend portfolio
                    securities in excess of 30% of the
                    value of its total assets nor will the
                    Fund lend its portfolio securities to
                    any officer, director, employee or
                    affiliate of the Fund or of the Adviser.

Illiquid Securities The Fund may invest up to 5% of its      The Fund will limit its investment in    Large Cap Growth
                    total assets in illiquid securities.     illiquid securities to no more than 15%  may invest more of
                                                             of net assets or such other amount       its assets in illiquid
                                                             permitted by guidance regarding the      securities.
                                                             1940 Act.

                                  APPENDIX C

                               FUND PERFORMANCE

   The chart below shows the percentage gain or loss in each calendar year for the ten-year period ended December 31, 2006, for Class A shares of Large Cap Growth.

   They should give you a general idea of how the Fund's return has varied from year to year. The charts include the effects of Fund expenses, but not applicable sales charges. Returns would be lower if any applicable sales charges were included. The calculations of annual total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date. Performance results included the effect of expense reduction arrangements, if any. If these arrangements had not been in place, the performance results would have been lower. As with all mutual funds, past performance is not an indication of future results. No assurance can be given that Large Cap Growth will achieve any particular level of performance after the Acquisition.

Calendar Year Total Returns

                               Large Cap Growth

                                    [Chart]
1997    1998    1999    2000    2001    2002   2003    2004    2005    2006
----    ----    ----    ----    ----    ----   ----    ----    ----    ----
32.67   49.31   28.98  -19.87  -23.92  -32.38  22.71   8.19    14.15  -0.91

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through June 30, 2007, the year-to-date unannualized return for Class A shares was 5.62%.

Best quarter was up 31.05%, 4th quarter, 1998; and Worst quarter was down -19.84%, 3rd quarter, 2001.

   The following tables list Large Cap Growth's average annual total return before taxes for Class A for the one-year, five-year and ten-year periods ending December 31, 2006 (including applicable sales charges). These tables are intended to provide you with some indication of the risks of investing in the Fund. At the bottom of each table, you can compare the Fund's performance with the performance of a broad-based market index.

Average Annual Total Returns

                               Large Cap Growth

PERFORMANCE TABLE

Average Annual Total Returns*
(For the periods ended December 31, 2006)

                                                              1 Year 5 Years 10 Years
                                                              ------ ------- --------
Class A**                 Return Before Taxes                 -5.11%  -0.56%   4.24%
                          Return After Taxes on Distributions -5.11%  -0.56%   3.68%
                          Return After Taxes on Distributions
                          and Sale of Fund Shares             -3.32%  -0.48%   3.57%

Russell 1000 Growth Index (reflects no deduction for fees,
                          expenses, or taxes)                  9.46%   3.02%   5.34%

--------
* Average annual total returns reflect imposition of the maximum front-end or contingent deferred sales charges.
** After-tax returns:
  -- Are an estimate, which is based on the highest historical individual federal marginal income tax rates, and do not reflect the impact of state and local taxes; actual after-tax returns depend on an individual investor's tax situation and are likely to differ from those shown; and
  -- Are not relevant to investors who hold fund shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts.

                                  APPENDIX D

                  DESCRIPTION OF PRINCIPAL RISKS OF THE FUNDS

   Each Fund is subject to market risk, focused portfolio risk and management risk. In addition, AMA is subject to foreign (Non-U.S.) risk and currency risk because of its investments in foreign (Non-U.S.) securities. AMA is also subject to leverage risk and derivatives risk because of its ability to utilize leverage and hedging strategies. Each of these risks is more fully described below. Each Fund could become subject to additional risks because the types of investments made by each Fund can change over time.

Market Risk and           This is the risk that the value of a Fund's investments will fluctuate as the
Net Asset Value of Shares stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods. Shares of common stock of closed-end investment companies, such as AMA, frequently trade at a discount to its
                          NAV. Whether an investor will realize gains or losses upon the sale of shares of the Fund does not depend directly upon changes in the Fund's
                          NAV, but rather upon whether the market price of the shares at the time of sale is above or below the investor's purchase price for the shares. The market price of the shares of AMA is determined by such factors as rela-
                          tive demand for and supply of the shares in the market, general market and economic conditions, changes in the Fund's NAV and other factors beyond the control of the Fund. This market risk is separate and distinct from the risk that each Fund's NAV may decrease.

Foreign (Non-U.S.) Risk   AMA's investments in non-U.S. securities may experience more rapid and extreme changes in value than investments in securities of U.S.
                          companies. The securities markets of many foreign countries are rela-
                          tively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory tax-
                          ation, currency blockage, political changes, or diplomatic developments could adversely affect the Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these secu-
                          rities may be more volatile and less liquid. To the extent the Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable eco-
                          nomic conditions.

Currency Risk             This is the risk that fluctuations in the exchange rates between the U.S.
                          Dollar and foreign (non-U.S.) currencies may negatively affect the value of AMA's investments or reduce the returns of the Fund.

Leverage Risk             When AMA borrows money or otherwise leverages its portfolio, it may be volatile because leverage tends to exaggerate the effect of any increase or decrease in the value of the Fund's investments. The Fund may create leverage through the use of reverse repurchase arrangements, forward contracts or dollar rolls or by borrowing money.

Derivatives Risk       AMA may use derivatives. These investment strategies may be riskier than other investment strategies and may result in greater volatility for the Fund, particularly during periods of market declines.

Focused Portfolio Risk Funds that invest in a limited number of companies may have more risk because changes in the value of a single security may have a more sig-
                       nificant effect, either negative or positive on the Fund's net asset value.

Management Risk        Each Fund is subject to management risk because it is an actively man-
                       aged investment portfolio. The Adviser will apply its investment tech-
                       niques and risk analyses in making investment decisions for each Fund, but there can be no guarantee that its decisions will produce the desired results.

                                  APPENDIX E

     CERTAIN INFORMATION APPLICABLE TO CLASS A SHARES OF LARGE CAP GROWTH

How to Buy Shares

   Large Cap Growth continuously offers new shares to investors at the offering price at the time of purchase, which is the NAV plus any initial sales charge that applies. The offering price is based on the next calculation of NAV per share that is made after the Distributor receives the purchase order, or after any agent appointed by the Distributor receives the order. The Fund's NAV per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business, by dividing the value of the Fund's net assets by the total number of shares outstanding. The Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board of Directors. See "Investing in the Funds" in the Fund's Prospectus for more information on how the Fund values its shares.

   Class A shares of Large Cap Growth are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described in the Fund's Prospectus, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described in the Fund's Prospectus or Statement of Additional Information.

   The sales charge varies depending on the amount of your purchase. Class A shares of Large Cap Growth are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%.

Required Information

   The Fund is required by law to obtain, verify and record certain personal information from you or persons on your behalf in order to establish an account. Required information includes name, date of birth, permanent residential address and taxpayer identification number (for most investors, your social security number). The Fund may also ask to see other identifying documents. If you do not provide the information, the Fund will not be able to open your account. If the Fund is unable to verify your identity, or that of another person(s) authorized to act on your behalf, or if the Fund believes it has identified potentially criminal activity, the Fund reserves the right to take action it deems appropriate or as required by law, which may include closing your account. If you are not a U.S. citizen or Resident Alien, your account must be affiliated with a NASD member firm.

General

   The Fund may refuse any order to purchase shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

The Different Share Class Expenses

   This section describes the different expenses of investing in Class A shares. The expenses can include distribution and/or service fees (12b-1 fees) or CDSCs. Please see below for a discussion of how CDSCs are calculated.

                           What is a Rule 12b-1 Fee?

       A Rule 12b-1 fee is a fee deducted from the Fund's assets that is used to pay for personal service, maintenance of shareholder accounts and distribution costs, such as advertising and compensation of financial intermediaries. The amount of each share class's 12b-1 fee, if any, is disclosed below and in the Fund's fee table near the front of its Prospectus.

Asset-Based Sales Charges or Distribution and/or Service (Rule 12b-1) Fees

   The Fund has adopted plans under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and/or service fees for the distribution and sale of its shares. The amount of these fees for Class A of the Fund's shares is .30% of aggregate average daily net assets. The maximum fee allowed under the Rule 12b-1 Plan for the Class A shares of Large Cap Growth is .50% of the aggregate average daily net assets. The Directors of Large Cap Growth currently limit the payments to .30%.

   Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. All or some of these fees may be paid to financial intermediaries, including your financial advisor's firm.

   The sales charge varies depending on the amount of your purchase. Class A shares of Large Cap Growth are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. When a non-AllianceBernstein-sponsored group retirement plan terminates a Fund as an investment option, all investments in Class A shares of that Fund through the plan are subject to a 1%, 1-year CDSC upon redemption. In addition, when a group retirement plan ceases to participate in an AllianceBernstein-sponsored group retirement plan program, investments in the Fund's Class A shares through the plan are subject to a 1%, 1-year CDSC upon redemption. The CDSC is applied to the lesser of NAV at the time of redemption of shares or the original cost of shares being redeemed.

Distribution Arrangements for Group Retirement Plans

   The Fund offers distribution arrangements for group retirement plans. However, plan sponsors, plan fiduciaries and other financial intermediaries may establish requirements for group retirement plans as to the purchase, sale or exchange of shares of the Fund, including maximum and minimum initial investment requirements that are different from those described in the Fund's Prospectus and SAI. Therefore, plan sponsors or fiduciaries may not impose the same share class parameters as set forth in the Fund's Prospectus and SAI. Group retirement plans also may not offer all classes of shares of the Fund. The Fund is not responsible for, and has no control over, the decision of any plan sponsor or fiduciary to impose such differing requirements.

Payments to Financial Intermediaries

   Financial intermediaries market and sell shares of the Fund. These financial intermediaries may receive compensation for selling shares of the Fund. This compensation is paid from various sources, including any CDSC and/or Rule 12b-1 fee that you may pay.

                       What is a Financial Intermediary?

          A financial intermediary is a firm that receives compensation for selling shares of the Fund offered in this Prospectus and/or provides services to the Fund's shareholders. Financial intermediaries may include, among others, brokers, financial planners or advisors, banks, pension plan consultants and insurance companies. Financial intermediaries employ financial advisors who deal with you and other investors on an individual basis.

   In the case of Class A shares, the Fund's principal underwriter, AllianceBernstein Investments, Inc. or ABI, may pay financial intermediaries a fee of up to 1%. Additionally, up to 100% of the Rule 12b-1 fees applicable to Class A shares each year may be paid to financial intermediaries, including your financial intermediary, that sell Class A shares.

   Your financial advisor's firm receives compensation from the Fund, ABI and/or the Adviser in several ways from various sources, which include some or all of the following:

  .   upfront sales commissions;

  .   Rule 12b-1 fees;

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

  .   additional distribution support;

  .   defrayal of costs for educational seminars and training; and

  . payments related to providing shareholder recordkeeping and/or transfer agency services.

Other Payments for Distribution Services and Educational Support

   In addition to the Rule 12b-1 fees described above, ABI, at its expense, currently provides additional payments to firms that sell shares of the AllianceBernstein mutual funds. Although the individual components may be higher and the total amount of payments made to each qualifying firm in any given year may vary, the total amount paid to a financial intermediary in connection with the sale of shares of the AllianceBernstein mutual funds will generally not exceed the sum of (a) .25% of the current year's fund sales by that firm and (b) .10% of average daily net assets attributable to that firm over the year. These sums include payments to reimburse directly or indirectly the costs incurred by these firms and their employers in connection with educational seminars and training efforts about the AllianceBernstein mutual funds for the firm's employees and/or their clients and potential clients. The costs and expenses associated with these efforts may include travel, lodging, entertainment, and meals.

   For 2007, ABI's additional payments to these firms for distribution services and educational support related to the AllianceBernstein mutual funds is expected to be approximately .04% of the average monthly assets of the AllianceBernstein mutual funds, or approximately $22,000,000. In 2006, ABI paid approximately .04% of the average monthly assets of the AllianceBernstein mutual funds or approximately $20,000,000, for distribution services and educational support related to the AllianceBernstein mutual funds.

   A number of factors are considered in determining the additional payments, including each firm's AllianceBernstein mutual fund sales, assets and redemption rates, and the willingness and ability of the firm to allow ABI to provide information for educational and marketing purposes. In some cases, firms will include the AllianceBernstein mutual funds on a "preferred" list. ABI's goal is to make the financial intermediaries who interact with current and prospective investors and shareholders more knowledgeable about the AllianceBernstein mutual funds so that they can provide suitable information and advice about the funds and related investor services.

   The Fund and ABI also make payments for recordkeeping and other transfer agency services to financial intermediaries that sell AllianceBernstein mutual fund shares. These expenses paid by the Fund are included in "Other Expenses" under "Fees and Expenses of the Funds - Annual Fund Operating Expenses" in the Fund's Prospectus.

   If one mutual fund sponsor makes greater distribution assistance payments than another, a financial advisor and his or her firm may have an incentive to recommend one fund complex over another. Similarly, if a financial intermediary receives more distribution assistance for one share class versus another, the financial intermediary may have an incentive to recommend that class.

   Please speak with your financial advisor to learn more about the total amounts paid to your financial advisor and his or her firm by the Fund, the Adviser, ABI, and by sponsors of other mutual funds he or she may recommend to you. You should also consult disclosures made by your financial advisor at the time of purchase.

   As of the date of the Fund's most recent Prospectus, ABI anticipates that the firms that will receive additional payments for distribution services and/or educational support include:

      A.G. Edwards
      AIG Advisor Group
      Ameriprise Financial Services
      AXA Advisors
      Cadaret Grant & Co.
      CCO Investment Services Corp.
      Charles Schwab

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

      Chase Investment Services
      Citicorp Investment Services
      Citigroup Global Markets
      Commonwealth Financial Network
      Donegal Securities
      Independent Financial Marketing Group
      ING Advisors Network
      Linsco/Private Ledger
      McDonald Investments
      Merrill Lynch
      MetLife Securities
      Morgan Stanley
      Mutual Service Corporation
      National Financial
      PFS Investments
      Raymond James
      RBC Dain Rauscher
      Robert W. Baird
      Securities America
      Signator Investors
      UBS AG
      UBS Financial Service
      Wachovia Securities
      Wells Fargo Investments

   Although the Fund may use brokers or other financial intermediaries who sell shares of the Fund to effect portfolio transactions, the Fund does not consider the sale of AllianceBernstein Mutual Fund shares as a factor when selecting brokers or dealers to effect portfolio transactions.

How to Exchange Shares

   You may exchange your Fund shares for shares of the same class of other AllianceBernstein mutual funds (including AllianceBernstein Exchange Reserves, a money market fund managed by the Adviser). Exchanges of shares are made at the next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone or through your financial intermediary. In order to receive a day's NAV, ABIS or your financial intermediary must receive and confirm your telephone exchange request by 4:00 p.m., Eastern Time, on that day. The Fund may modify, restrict, or terminate the exchange privilege on 60 days' written notice.

How to Sell or Redeem Shares

   You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the New York Stock Exchange (the "Exchange") is open. Your sale price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your redemption request in proper form. Normally, redemption proceeds are sent to you within 7 days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days). For Advisor Class shares, if you are in doubt about what procedures or documents are required by your fee-based program or employee benefit plan to sell your shares, you should contact your financial advisor. Your financial intermediary must receive your sales request by 4:00 p.m., Eastern Time, and submit it to the Fund by a pre-arranged time for you to receive the next-determined NAV, less any applicable CDSC. Your financial intermediary is responsible for submitting all necessary documentation to the Fund and may charge you a fee for this service.

Frequent Purchases and Redemptions of Fund Shares

   The Fund's Board of Directors has adopted policies and procedures designed to detect and deter frequent purchases and redemptions of Fund shares or excessive or short-term trading that may disadvantage long-term Fund shareholders. These policies are described below. The Fund reserves the right to restrict, reject or cancel, without any prior notice, any purchase or exchange order for any reason, including any purchase or exchange order accepted by any shareholder's financial intermediary.

Risks Associated With Excessive Or Short-term Trading Generally

   While the Fund will try to prevent market timing by utilizing the procedures described below, these procedures may not be successful in identifying or stopping excessive or short-term trading in all circumstances. By realizing profits through short-term trading, shareholders that engage in rapid purchases and sales or exchanges of the Fund's shares dilute the value of shares held by long-term shareholders. Volatility resulting from excessive purchases and sales or exchanges of Fund shares, especially involving large dollar amounts, may disrupt efficient portfolio management. In particular, the Fund may have difficulty implementing its long-term investment strategies if it is forced to maintain a higher level of its assets in cash to accommodate significant short-term trading activity. Excessive purchases and sales or exchanges of the Fund's shares may force the Fund to sell portfolio securities at inopportune times to raise cash to accommodate short-term trading activity. In addition, the Fund may incur increased expenses if one or more shareholders engage in excessive or short-term trading. For example, a Fund may be forced to liquidate investments as a result of short-term trading and incur increased brokerage costs and realization of taxable capital gains without attaining any investment advantage. Similarly, the Fund may bear increased administrative costs due to asset level and investment volatility that accompanies patterns of short-term trading activity. All of these factors may adversely affect Fund performance.

   A Fund that invests significantly in foreign securities may be particularly susceptible to short-term trading strategies. This is because foreign securities are typically traded on markets that close well before the time a Fund calculates its NAV at 4:00 p.m., Eastern Time, which gives rise to the possibility that developments may have occurred in the interim that would affect the value of these securities. The time zone differences among international stock markets can allow a shareholder engaging in a short-term trading strategy to exploit differences in Fund share prices that are based on closing prices of foreign securities established some time before the Fund calculates its own share price (referred to as "time zone arbitrage"). The Fund has procedures, referred to as fair value pricing, designed to adjust closing market prices of foreign securities to reflect what is believed to be the fair value of those securities at the time the Fund calculates its NAV. While there is no assurance, the Fund expects that the use of fair value pricing, in addition to the short-term trading policies discussed below, will significantly reduce a shareholder's ability to engage in time zone arbitrage to the detriment of other Fund shareholders. This risk is generally not applicable to the Fund because it does not invest in foreign equity securities.

   A shareholder engaging in a short-term trading strategy may also target a Fund that does not invest primarily in foreign securities. Any Fund that invests in securities that are, among other things, thinly-traded, traded infrequently, or relatively illiquid has the risk that the current market price for the securities may not accurately reflect current market values. A shareholder may seek to engage in short-term trading to take advantage of these pricing differences (referred to as "price arbitrage").

Policy Regarding Short-term Trading

   Purchases and exchanges of shares of the Fund should be made for investment purposes only. The Fund seeks to prevent patterns of excessive purchases and sales or exchanges of Fund shares. The Fund will seek to prevent such practices to the extent they are detected by the procedures described below. The Fund reserves the right to modify this policy, including any surveillance or account blocking procedures established from time to time to effectuate this policy, at any time without notice.

   Transaction Surveillance Procedures. The Fund, through its agents, ABI and ABIS, maintains surveillance procedures to detect excessive or short-term trading in Fund shares. This surveillance process involves several factors, which include scrutinizing transactions in Fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Generally, more than two exchanges of Fund shares during any 90-day period or purchases of shares followed by a sale within 90 days will be identified by these surveillance procedures. For purposes of these transaction surveillance procedures, the Fund may consider trading activity in multiple accounts under common ownership, control, or influence. Trading activity identified by either, or a combination, of these factors, or as a result of any other information available at the time, will be evaluated to determine whether such activity might constitute excessive or short-term trading. These surveillance procedures may be modified from time to time, as necessary or appropriate to improve the detection of excessive or short-term trading or to address specific circumstances, such as for certain retirement plans, to conform to plan exchange limits or U.S. Department of Labor regulations, or for certain automated or pre-established exchange, asset allocation or dollar cost averaging programs, or omnibus account arrangements.

   Account Blocking Procedures. If the Fund determines, in its sole discretion, that a particular transaction or pattern of transactions identified by the transaction surveillance procedures described above is excessive or short-term trading in nature, the relevant Fund account(s) will be immediately "blocked" and no future purchase or exchange activity will be permitted. However, sales of Fund shares back to the Fund or redemptions will continue to be permitted in accordance with the terms of the Fund's current Prospectus. In the event an account is blocked, certain account-related privileges, such as the ability to place purchase, sale and exchange orders over the internet or by phone, may also be suspended. A blocked account will generally remain blocked unless and until the account holder or the associated broker, dealer or other financial intermediary provides evidence or assurance acceptable to the Fund that the account holder did not or will not in the future engage in excessive or short-term trading.

   Applications of Surveillance Procedures and Restrictions to Omnibus Accounts. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among certain brokers, dealers, and other financial intermediaries, including sponsors of retirement plans and variable insurance products. The Fund seeks to apply its surveillance procedures to these omnibus account arrangements. If an intermediary does not have the capabilities, or declines, to provide individual account level detail to the Fund, the Fund will monitor turnover of assets to purchases and redemptions of the omnibus account. If excessive turnover, defined as annualized purchases and redemptions exceeding 50% of assets, is detected, the Fund will notify the intermediary and request that the intermediary review individual account transactions for excessive or short-term trading activity and confirm to the Fund that appropriate action has been taken to curtail the activity, which may include applying blocks to accounts to prohibit future purchases and exchanges of Fund shares. For certain retirement plan accounts, the Fund may request that the retirement plan or other intermediary revoke the relevant participant's privilege to effect transactions in Fund shares via the internet or telephone, in which case the relevant participant must submit future transaction orders via the U.S. Postal Service (i.e., regular mail). The Fund will continue to monitor the turnover attributable to an intermediary's omnibus account arrangement and may consider whether to terminate the relationship if the intermediary does not demonstrate that appropriate action has been taken.

Risks to Shareholders Resulting From Imposition of Account Blocks in Response to Excessive Short-term Trading Activity

   A shareholder identified as having engaged in excessive or short-term trading activity whose account is "blocked" and who may not otherwise wish to redeem his or her shares effectively may be "locked" into an investment in the Fund that the shareholder did not intend to hold on a long-term basis or that may not be appropriate for the shareholder's risk profile. To rectify this situation, a shareholder with a "blocked" account may be forced to redeem Fund shares, which could be costly if, for example, these shares have declined in value, the shares are subject to a CDSC, or the sale results in adverse tax consequences to the shareholder. To avoid this risk, a shareholder should carefully monitor the purchases, sales, and exchanges of Fund shares and avoid frequent trading in Fund shares.

Limitations on Ability to Detect and Curtail Excessive Trading Practices

   Shareholders seeking to engage in excessive short-term trading activities may deploy a variety of strategies to avoid detection and, despite the efforts of the Fund and its agents to detect excessive or short duration trading in Fund shares, there is no guarantee that the Fund will be able to identify these shareholders or curtail their trading practices. In particular, the Fund may not be able to detect excessive or short-term trading in Fund shares attributable to a particular investor who effects purchase and/or exchange activity in Fund shares through omnibus accounts. Also, multiple tiers of these entities may exist, each utilizing an omnibus account arrangement, which may further compound the difficulty of detecting excessive or short duration trading activity in Fund shares.

How the Fund Values Its Shares

   The Fund's NAV is calculated at the close of regular trading on the Exchange (ordinarily, 4:00 p.m., Eastern Time), only on days when the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. If the Fund invests in securities that are primarily traded on foreign exchanges that trade on weekends or other days when the Fund does not price its shares, the NAV of the Fund's shares may change on days when shareholders will not be able to purchase or redeem their shares in the Fund.

   The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When a Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in the U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

   Funds expect to use fair value pricing for securities traded primarily on U.S. stock exchanges only under very limited circumstances, such as early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign securities using fair value prices based on independent pricing services or third party vendor modeling tools to the extent available.

   Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above.

   Your order for purchase, sale, or exchange of shares is priced at the next-determined NAV after your order is received in proper form by the Fund.

                                  APPENDIX F

                               OTHER INFORMATION

   The following information provides only a summary of the key features of the organizational structure and governing documents of the Funds. Each Fund is organized as a Maryland corporation. The differences in the Charter and Bylaw provisions of AMA, a closed-end fund, and Large Cap Growth, an open-end fund, and their respective corporate organizational structures are noted below.

General

   Each Fund has procedures available to its respective shareholders for calling special meetings for the removal of directors. For AMA, under Maryland law and the Fund's Charter, a director may be removed, only with cause, at a meeting duly called and at which a quorum is present by the affirmative vote of 75% of the votes entitled to be cast for the election of such director. For Large Cap Growth, under Maryland law and the Fund's Charter, a director may be removed, either with or without cause, at a meeting duly called and at which a quorum is present by the affirmative vote of the majority of the votes entitled to be cast. In addition, special meetings of shareholders for any other purpose shall be called by the Fund's Secretary upon the written request of shareholders entitled to cast not less than a majority of all the votes entitled to be cast at the meeting.

   For AMA, except as otherwise required by law, the presence in person or by proxy of the holders of a majority of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. For Large Cap Growth, the presence in person or by proxy of the holders of one-third of the shares entitled to be cast constitutes a quorum at any meeting of shareholders of the Fund. Pursuant to AMA's Charter, in instances involving extraordinary corporate action, such as in a merger or the sale of all or substantially all of the Fund's assets, generally the vote of a majority of the votes entitled to be cast on a matter is required in order to take or authorize any such action, with certain exceptions requiring the affirmative vote of 75% of the shares entitled to be cast, such as the amendment of certain provisions in the Charter. With respect to other matters, the Bylaws of the Fund provide that when a quorum is present at any meeting, the affirmative vote of a majority of the votes cast shall decide any question, including the election of directors, brought before such meeting. Pursuant to the charter of Large Cap Growth, certain extraordinary corporate actions, such as a merger or the sale of all or substantially all of the Fund's assets, require the vote of a majority of the votes entitled to be cast to in order to take or authorize such action. For other matters, when a quorum is present at any meeting, the affirmative vote of a majority of the votes (or with respect to the election of directors, a plurality of votes) cast shall decide any question brought before such meeting, except as otherwise required by law.

Shares of Common Stock of the Funds

   The Funds' shares have no preemptive rights. Each share has equal voting, dividend, distribution and liquidation rights. Shareholders are entitled to one vote per share. All voting rights for the election of directors are non-cumulative, which means that the holders of more than 50% of the shares of common stock of a Fund can elect 100% of the directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any directors. AMA and Large Cap Growth are organized as Maryland corporations and thus their shareholders generally have the same rights due to them under state law. However, because the shares of AMA are listed on the NYSE, AMA currently holds annual meetings of shareholders, as required under the rules of the NYSE applicable to listed companies. Large Cap Growth is not required to, and does not, hold annual meetings of shareholders and have no current intention to hold such meetings, except as required by the 1940 Act. Under the 1940 Act, Large Cap Growth is required to hold a shareholder meeting if, among other reasons, the number of Directors elected by shareholders is less than a majority of the total number of Directors, or if the Fund seeks to change its fundamental investment policies.

Dividends and Distributions

   While Large Cap Growth intends to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and time of any dividend or distribution will depend on the realization by the Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that the Fund will pay any dividends or realize any capital gains. The final determination of the amount of the Fund's return of capital distributions for the period will be made after the end of each calendar year. AMA has different dividends and distributions policies from those of Large Cap Growth. AMA distributes to its shareholders an amount equal to 2.5% of the Fund's total net assets at the beginning of each of the first three quarters of the calendar year. With respect to the fourth quarter, an amount equal to at least 2.5% of the total net assets is distributed to shareholders. If these distributions exceed the Fund's aggregate net investment income and net realized capital gains with respect to a given year, the difference will generally constitute a return of capital to shareholders.

   Large Cap Growth's income dividends and capital gains distributions, if any, declared by the Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. A shareholder may make an election to receive dividends and distributions in cash or in shares at the time of purchase of shares. The shareholder's election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions.

Dividend Reinvestment Plan

   Shareholders of AMA whose shares are registered in their own names may elect to be participants in the Fund's Dividend Reinvestment and Cash Purchase Plan (the "DRIP"), under which dividends and capital gain distributions to shareholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Computershare Trust Company N.A. (the "Agent") acts as the agent for participants under the DRIP. Shareholders whose shares are held in the name of a broker or nominee will automatically have distributions reinvested by the broker or nominee in additional shares under the DRIP, unless the automatic reinvestment service is not provided by the particular broker or nominee or the shareholder elects to receive distributions in cash.

   Shareholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by Computershare Trust Company N.A., as dividend disbursing agent.

   The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions.

   A shareholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and shareholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the shareholders name and address as they appear on the stock certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a shareholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record dated of at least 10 days after the date on which the election is received. A shareholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that shareholder's election.

   All correspondence concerning the DRIP for AMA should be directed to the Agent at Computershare Trust Company, P.O. Box 43010, Providence, RI 02940.

Repurchase of Shares

   AMA's Board of Directors has determined that it would be in the interest of shareholders of the Fund to attempt to reduce or eliminate any market value discount should it exist. To that end, the Fund's Board of Directors presently contemplates that it would from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at net asset value. Since commencement of the Fund's operations, no such open market purchases or tender offers have been made.

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

   Any tender offer made by the Fund will be at a price equal to the NAV of the shares on a date subsequent to receipt by the Fund of all tenders. Each offer will be made and shareholders notified in accordance with the requirements of the Securities and Exchange Act of 1934 and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Board of Directors, a shareholder wishing to accept the offer will be required to tender all (and not less than all) of the shares owned by such shareholder (or attributed to the shareholder for federal income tax purposes under section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above).

Possible Future Conversion to Open-End Investment Company

   If, during any fiscal year of AMA, (i) shares of the Fund's common stock have traded on the principal securities exchange where listed at an average discount from net asset value of more than 10%, determined on the basis of the discount as of the end of the last trading day in each week during the period of 12 calendar weeks preceding December 31 in such year, and (ii) during such year the Fund receives written requests from the holders of 10% or more of the Fund's outstanding shares of common stock that such a proposal be submitted to the Fund's shareholders, the Fund will submit to its shareholders at the next succeeding annual meeting of shareholders a proposal, to the extent consistent with the 1940 Act, to amend the Fund's Charter. Such amendment would provide that, upon its adoption by the holders of 75% of the Fund's outstanding shares of common stock, the Fund will convert from a closed-end to an open-end investment company. The 75% vote requirement is higher than the minimum vote required under the 1940 Act. If the Fund converted to an open-end investment company, it would be able to continuously issue and offer shares of its common stock and each outstanding share of the Fund's common stock could be presented to the Fund at the option of the holder thereof for redemption at net asset value per share. In such event, the Fund might be required to liquidate portfolio securities to meet requests for redemption, and its shares would no longer be listed on the NYSE.

   The Fund cannot predict whether any repurchase of shares made while the Fund is a closed-end investment company (as described under "Repurchase of Shares" above) would increase or decrease the discount, if any, from NAV. To the extent that any such repurchase decreased the discount from NAV to below 10% during the measurement period described in (i) above, the Fund would not be required to submit to shareholders a proposal to convert the Fund to an open-end investment company at the next annual meeting of shareholders.

Certain Anti-Takeover Provisions of the Charter and Bylaws of AMA

   AMA presently has provisions in its Charter and Bylaws that are intended to limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's directors or shareholders to amend the Charter or Bylaws or effect changes in the Fund's management. These provisions of the Charter and Bylaws may be regarded as "anti-takeover" provisions.

   The Board of Directors of AMA is divided into three classes, each having a term of three years. At each annual meeting of shareholders, the term of one class of directors expires. Accordingly, only those directors in one class may be changed in any one year, and it would require two years to change a majority of the Board of Directors (although under Maryland law procedures are available for the removal of directors even if they are not then standing for reelections and under SEC regulations procedures are available for including shareholder proposals in management's annual proxy statement). Such system of electing directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's shareholders to change the majority of directors.

   Generally, under the Fund's Charter, the affirmative vote of the holders of a majority of the votes entitled to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain matters in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund assets, the dissolution of the Fund or amendment to the Fund's Charter. However, certain actions require the affirmative vote of at least

75% of the outstanding shares of common stock of the Fund, such as the removal of a director or the conversion of the Fund from a closed-end company to an open-end company and any amendment of the charter relating to those provisions. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of the Fund is required generally to authorize any of the following transaction or to amend the provisions of the Charter relating to such transactions:

    (i)merger, consolidation or statutory share exchange of the Fund with or into any other corporation;

   (ii)issuance of any securities of the Fund to any person or entity for cash (with certain exceptions);

  (iii)sale, lease or exchange of all or any substantial part of the assets of the Fund to any entity or person (except assets having an aggregate fair market value of less than $1,000,000); or

   (iv)sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any entity or person (except assets having an aggregate fair market value of less than $1,000,000).

if such corporation, person or entity is directly, or indirectly through affiliates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal shareholder"). Such vote would not be required where, under certain conditions, certain members of the Board approve the transaction. In certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets, however, the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

   The provisions of the Charter described above and the Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal shareholder. However, the provisions provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of AMA has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its shareholders.

Liability of Directors and Officers

   Each of the Funds indemnifies its officers and directors, as applicable, to the full extent permitted by law. This indemnification does not protect any such person against any liability to a Fund or any shareholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the satisfaction of such person's office.

                                  APPENDIX G

 DIFFERENCES IN FUND OPERATIONS AND STOCKHOLDER SERVICES BETWEEN A CLOSED-END
                           FUND AND AN OPEN-END FUND

Fund Operations

   AMA is a "closed-end" management investment company under the 1940 Act (commonly referred to as "closed-end funds"). Closed-end funds do not redeem their outstanding shares and generally do not engage in the continuous sale of new securities, and thus operate with a relatively fixed capitalization. The shares of closed-end funds are normally bought and sold on national securities exchanges. As a result, you may only purchase or sell shares of AMA through a broker or dealer at the market price, plus a brokerage commission. AMA's shares are currently traded on the New York Stock Exchange ("NYSE") under the symbol "AMO." AMA's shares will be delisted from the NYSE upon the closing of the Acquisition.

   In contrast, open-end management investment companies, such as Large Cap Growth, continuously issue new shares to investors through the fund's distributor at the public offering price (which is the NAV plus any applicable sales charge) at the time of such issuance. Those shares also are redeemable which means the holders of those shares have the right to sell (or redeem) those shares back to the fund on any regular business day on which the fund is open and obtain in return their proportionate share of the value of the fund's net assets (less any redemption fee or deferred sales charge charged by the fund).

   Some of the other significant differences between operations of a closed-end and an open-end investment company are as follows:

Acquisition and disposition of shares

   If the Acquisition of AMA by Large Cap Growth is completed, AMA's shares will no longer be listed on the NYSE. Investors wishing to acquire shares of Large Cap Growth (including current AMA shareholders wishing to purchase additional shares of Large Cap Growth) would be able to purchase them from AllianceBernstein Investments, Inc. (the "Distributor") or any broker-dealer or financial institution that has a sales agreement with the Distributor at the public offering price (the NAV plus any applicable sales charge). Shareholders of Large Cap Growth desiring to realize the value of their shares would be able to do so by exercising their right to have such shares redeemed by Large Cap Growth at the next determined NAV. A fund's NAV per share is calculated by dividing (i) the value of its portfolio securities plus all cash and other assets (including accrued interest and dividends received but not collected) less all liabilities (including accrued expenses) by (ii) the number of outstanding shares of the fund. The SEC generally requires open-end investment companies to value their assets on each business day in order to determine the current NAV on the basis of which their shares may be redeemed by shareholders or purchased by investors. The NAV of shares of Large Cap Growth is published daily by leading financial publications.

Portfolio management

   Because a closed-end fund does not continuously sell new shares and does not have to stand ready to redeem its shares, it may keep its assets more fully invested and make investment decisions without having to adjust for cash inflows and outflows from continuous sales and redemptions of its shares. In contrast, open-end funds may be forced to hold a higher cash position or sell portfolio securities at disadvantageous times or prices to satisfy redemption requests.

Expenses

   If AMA is acquired by Large Cap Growth, an open-end fund, the shares of AMA will be cancelled and new Class A shares of Large Cap Growth will be issued to former AMA shareholders. Shareholders of the combined Fund then will bear their allocable share of Large Cap Growth's expenses. Open-end funds may be more expensive to operate and administer than closed-end funds primarily due to the costs associated with the dis-tribution and/or servicing of the open-end fund's shares and higher transfer agency expenses. A comparison of the operating expenses of AMA and Large Cap Growth, however, as shown in the Fee Table in Appendix A, demonstrates that AMA has a significantly higher total expense ratio, even with the additional expenses of the distribution and/or service (12b-1) fees for Large Cap Growth.

   Similar to most open-end funds, Large Cap Growth pays 12b-1 fees because of the nature of how open-end funds sell their shares. Shares of Large Cap Growth are sold to investors through a network of broker-dealers and other financial intermediaries. Most broker-dealers and financial intermediaries will only sell shares of the Large Cap Growth if they can earn a competitive sales compensation and be compensated for ongoing support and services provided to shareholders. Rule 12b-1 under the 1940 Act allows open-end funds to finance directly or indirectly any activity that is primarily intended to result in the sale of fund shares pursuant to a written plan of distribution. Large Cap Growth's Class A service plan pursuant to Rule 12b-1 allows Large Cap Growth to pay competitive compensation to brokers, dealers and other financial institutions for personal services they provide to their customers who hold Class A shares of Large Cap Growth.

   As discussed below, the inability to pay 12b-1 fees would place an open-end fund at a severe competitive disadvantage with its competitor funds because most other competitor funds have such plans and are able to pay dealers to be included in their various distribution programs and to provide distribution related services. Large Cap Growth's Class A service plan allows the Fund to pay broker-dealers and financial intermediaries to provide certain distribution assistance and/or administrative support services to Fund shareholders. Without the ability to pay these fees, Large Cap Growth would be unable to pay broker-dealers and financial intermediaries to provide those services to Fund shareholders, which would likely result, first, in a reduction or elimination of distribution assistance and/or administrative support services to the Fund's Class A shareholders, and second, in substantially increased redemptions in the Fund because of the lack of those services being provided to shareholders.

State registration requirements

   As a closed-end fund listed on the NYSE, AMA does not issue and offer new shares for purchase. As a result, it does not incur the expense of registering the sale of its shares with state securities commissions. However, Large Cap Growth, an open-end fund which makes a continuous offering of its shares, is required to register the sale of its shares with state securities authorities and incurs the costs related to such registration.

Account Features and Shareholder Services

   The Funds are part of the AllianceBernstein family of mutual funds. However, because of the differences between open-end and closed-end funds, the procedures for purchases, exchanges and redemptions of shares of AMA and Large Cap Growth are substantially different. These differences stem primarily from the fact that AMA is a closed-end fund and Large Cap Growth is an open-end fund.

Purchases

   AMA's shares are traded on the NYSE at prevailing market price, which may be equal to, less than or more than their NAV. These shares may be purchased by placing an order with any broker who effects trades in NYSE listed stocks. The market price of AMA's shares are determined by the relative demand for and supply of shares in the market which may be affected by, among other things, the Fund's investment performance, the Fund's dividends and yield and the investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives.

   Large Cap Growth continuously offers new shares to investors at the offering price at the time of purchase, which is the NAV plus any initial sales charge that applies. The offering price is based on the next calculation of NAV per share that is made after the Distributor receives the purchase order, or after any agent appointed by the Distributor receives the order. The Fund's NAV per share is determined as of close of regular trading on the NYSE, on each day that the NYSE is open for regular business, by dividing the value of the Fund's net assets by the total number of shares outstanding. The Fund's investments generally are valued based on market value or, where market quotations are not readily available, based on fair value as determined in good faith by the Fund's Board of Directors. See "Investing in the Funds" in the Fund's Prospectus for more information on how the Fund values its shares.

   Class A shares of Large Cap Growth are sold at their offering price, which is normally NAV plus an initial sales charge. However, in some cases, as described in the Fund's Prospectus, purchases are not subject to an initial sales charge, and the offering price will be the NAV. In other cases, reduced sales charges may be available, as described in the Fund's Prospectus or Statement of Additional Information.

   The sales charge varies depending on the amount of your purchase. Class A shares of Large Cap Growth are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%.

   For additional information with respect to how to buy Class A shares of Large Cap Growth, including how to reduce Class A sales charges and other special sales charge arrangements and waivers, see "Investing in the Funds" in the Fund's Prospectus.

Share redemption procedures

   The redemption procedures for shares of AMA and Large Cap Growth also are different. A shareholder of AMA has no right to redeem his or her shares at NAV by tendering those shares back to the Fund. Rather, AMA shareholders generally may sell their shares only in the secondary market at the then-current market price, which may be more or less than the Fund's NAV per share.

   In contrast, a shareholder of Large Cap Growth may redeem some or all of his or her shares from Large Cap Growth on any regular business day during which the Fund is open for business by tendering such shares to Large Cap Growth. Shares of Large Cap Growth may be redeemed in writing, over the phone or through the internet on any regular business day. The redemption price Large Cap Growth will pay for such shares is equal to the next NAV (less any applicable contingent deferred sales charge) calculated after your order is received in proper form and is accepted by the Fund's transfer agent, AllianceBernstein Investor Services, Inc. (the "Transfer Agent"). See "Investing in the Funds - How to Sell or Redeem Shares" in Large Cap Growth's Prospectus for additional information.

Exchange privilege

   AMA does not offer its shareholders the ability to exchange shares of AMA for shares of any other AllianceBernstein fund. Shareholders of Large Cap Growth, however, may exchange at NAV all or a portion of their Large Cap Growth shares for the same class of shares of certain other AllianceBernstein funds at NAV. This is a benefit that would be available to shareholders of AMA if the Acquisition is approved.

   The Adviser and the Board of Directors of Large Cap Growth have adopted certain policies and procedures to detect and prevent frequent and/or excessive exchanges, and/or purchase and redemption activity, while balancing the needs of investors who seek liquidity from their investment and the ability to exchange shares as investment needs change. For additional information about exchanges of Large Cap Growth shares, see Large Cap Growth's current Prospectus.

                                  APPENDIX H

           FORM OF AGREEMENT AND PLAN OF ACQUISITION AND LIQUIDATION
               BETWEEN ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.
               AND ALLIANCEBERNSTEIN LARGE CAP GROWTH FUND, INC.

                                     As of
                                [      ], 2007

   This Agreement and Plan of Acquisition and Liquidation (the "Plan") is made
as of this [  ]th day of [      ], 2007, by and between AllianceBernstein Large
Cap Growth Fund, Inc. ("Large Cap Growth"), a Maryland corporation, and Alliance All-Market Advantage Fund, Inc. (the "Acquired Fund"), a Maryland corporation.

   WHEREAS, Large Cap Growth is an open-end management investment company registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "1940 Act"), and the Securities Exchange Act of 1934, as amended (the "1934 Act");

   WHEREAS, the Acquired Fund is a closed-end management investment company registered with the SEC under the 1940 Act and the 1934 Act, and shares of common stock of which Fund are currently purchased and sold on the New York Stock Exchange (the "NYSE");

   WHEREAS, the parties desire that Large Cap Growth acquire the assets and assume the liabilities of the Acquired Fund in exchange for shares of equal net asset value of Large Cap Growth and the distribution of such shares of Large Cap Growth to the Stockholders of the Acquired Fund (the "Acquisition") and that the Acquired Fund thereafter liquidate and dissolve; and

   WHEREAS, the parties intend that the Acquisition qualify as a "reorganization" within the meaning of Section 368(a) of the United States Internal Revenue Code of 1986, as amended (the "Code"), and any successor provisions, and that with respect to the Acquisition, Large Cap Growth and the Acquired Fund will each be a "party to a reorganization" within the meaning of
Section 368(b) of the Code;

   Now, therefore, Large Cap Growth and the Acquired Fund agree as follows:

1. Definitions

   In addition to the terms elsewhere defined herein, each of the following terms shall have the meaning indicated for that term as follows:

1933 Act               Securities Act of 1933, as amended.

Large Cap Growth Share A share of Class A common stock of Large Cap Growth.

Assets                 All assets of any kind and all interests, rights, privileges and powers of or attributable to the Acquired Fund or its shares, as appropriate, whether or not determinable at the appropriate Effective Time and wherever located, including, without limitation, all cash, cash equivalents, securities, claims
                       (whether absolute or contingent, known or unknown, accrued or unaccrued or conditional or unmatured), contract rights and receivables
                       (including dividend and interest receivables) owned by the Acquired
                       Fund or attributable to its shares and any deferred or prepaid expense, other than unamortized organizational expenses, shown as an asset on the
                       Acquired Fund's books.

Closing Date           Shall be on such other date following the date that Stockholders of the
                       Acquired Fund approve the Plan as the parties may agree.

Effective Time         5:00 p.m., Eastern Time, on the Closing Date, or such other time as the parties may agree to in writing.

Financial Statements        The audited financial statements of the relevant Fund for its most recently completed fiscal year and, if applicable, the unaudited financial statements of that Fund for its most recently completed semi-annual period.

Fund                        Large Cap Growth and/or the Acquired Fund, as the case may be.

Liabilities                 All liabilities, expenses and obligations of any kind whatsoever of the
                            Acquired Fund, whether known or unknown, accrued or unaccrued, absolute or contingent or conditional or unmatured, except that expenses of the Acquisition contemplated hereby to be paid by the Acquired Fund pursuant to Section 24 of the Plan and which shall not be assumed or paid by the Large Cap Growth shall not fall within the definition of Liabilities for purposes of this Plan.

N-14 Registration Statement The Registration Statement of Large Cap Growth on Form N-14 under the 1940 Act that will register the Large Cap Growth Shares to be issued in the Acquisition and will include the proxy materials necessary for the
                            Stockholders of the Acquired Fund to approve the Acquisition.

Valuation Time              The close of regular session trading on the NYSE on the Closing Date, when for purposes of the Plan, Large Cap Growth determines its net asset value per Large Cap Growth Share and the Acquired Fund determines the net value of the Assets.

NAV                         A Fund's net asset value is calculated by valuing and totaling assets and then subtracting liabilities and then dividing the balance by the number of shares that are outstanding.

2. Regulatory Filings

   Large Cap Growth shall promptly prepare and file the N-14 Registration Statement with the SEC, and Large Cap Growth and the Acquired Fund also shall make any other required or appropriate filings with respect to the actions contemplated hereby.

3. Stockholder Action

   As soon as practicable after the effective date of the N-14 Registration Statement, the Acquired Fund shall hold a Stockholders meeting to consider and approve the Acquisition and this Plan and such other matters as the Board of Directors may determine. Such approval by the Stockholders of the Acquired Fund shall, to the extent necessary to permit the consummation of the transactions contemplated herein without violating any investment objective, policy or restriction of the Acquired Fund, be deemed to constitute approval by the Stockholders of a temporary amendment of any investment objective, policy or restriction that would otherwise be inconsistent with or violated upon the consummation of such transactions solely for the purpose of consummating such transactions.

4. Transfer of the Acquired Fund's Assets

   Large Cap Growth and the Acquired Fund shall take the following steps with respect to the Acquisition, as applicable:

    (a)On or prior to the Closing Date, the Acquired Fund shall pay or provide for the payment of all of the Liabilities, expenses, costs and charges of or attributable to the Acquired Fund that are known to the Acquired Fund and that are due and payable prior to or as of the Closing Date.

    (b)Prior to the Effective Time, except to the extent prohibited by Rule 19b-1 under the 1940 Act, the Acquired Fund will declare to Acquired Fund Stockholders of record a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing
       (a) all the excess of

       (i) Acquired Fund's investment income excludable from gross income under
       Section 103(a) of the Code over (ii) Acquired Fund's deductions disallowed under Sections 265 and 171(a)(2) of the Code, (b) all of Acquired Fund's investment company taxable income (as defined in Code
       Section 852), (computed in each case without regard to any deduction for dividends paid), and (c) all of Acquired Fund's net realized capital gain (as defined in Code Section 1222), if any (after reduction for any capital loss carryover), in each case for both the taxable year ending on September 30, 2007, and for the short taxable year beginning on October 1, 2007, and ending on the Closing Date. Such dividends will be declared and paid to ensure continued qualification of the Acquired Fund as a "regulated investment company" for tax purposes and to eliminate fund-level tax.

    (c)At the Effective Time, pursuant to Articles of Transfer accepted for record by the State Department of Assessments and Taxation of Maryland (the "SDAT"), the Acquired Fund shall assign, transfer, deliver and convey the Assets to Large Cap Growth, subject to the Liabilities. Large Cap Growth shall then accept the Assets and assume the Liabilities such that at and after the Effective Time (i) the Assets at or after the Effective Time shall become and be assets of Large Cap Growth, and
       (ii) the Liabilities at the Effective Time shall attach to Large Cap Growth, and shall be enforceable against Large Cap Growth to the same extent as if initially incurred by Large Cap Growth.

    (d)Within a reasonable time prior to the Closing Date, the Acquired Fund shall provide, if requested, a list of the Assets to Large Cap Growth. The Acquired Fund may sell any asset on such list prior to the Effective Time. After the Acquired Fund provides such list, the Acquired Fund will not acquire any additional securities or permit to exist any encumbrances, rights, restrictions or claims not reflected on such list, without the approval of Large Cap Growth. Within a reasonable time after receipt of the list and prior to the Closing Date, Large Cap Growth will advise the Acquired Fund in writing of any investments shown on the list that Large Cap Growth has determined to be inconsistent with its investment objective, policies and restrictions. The Acquired Fund will dispose of any such securities prior to the Closing Date to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions. In addition, if Large Cap Growth determines that, as a result of the Acquisition, Large Cap Growth would own an aggregate amount of an investment that would exceed a percentage limitation applicable to Large Cap Growth, Large Cap Growth will advise the Acquired Fund in writing of any such limitation and the Acquired Fund shall dispose of a sufficient amount of such investment as may be necessary to avoid the limitation as of the Effective Time, to the extent practicable and consistent with applicable legal requirements, including the Acquired Fund's investment objectives, policies and restrictions.

    (e)The Acquired Fund shall assign, transfer, deliver and convey the Assets to Large Cap Growth at the Effective Time on the following basis:

       (1)The value of the Assets less the Liabilities, both determined as of the Valuation Time, shall be divided by the then NAV of one Large Cap Growth Share, and, in exchange for the transfer of the Assets, Large Cap Growth shall simultaneously issue and deliver to the Acquired Fund the number of full Large Cap Growth Shares so determined that are allocable to all shares held by or for those stockholders of the Acquired Fund on a stockholder by stockholder basis plus fractional Large Cap Growth Shares, rounded to the third decimal place or such other decimal place as the parties may agree to in writing;

       (2)The NAV of the Large Cap Growth Shares to be delivered to the Acquired Fund shall be determined as of the Valuation Time in accordance with Large Cap Growth's then applicable valuation procedures, and the net value of the Assets to be conveyed to Large Cap Growth shall be determined as of the Valuation Time in accordance with the then applicable valuation procedures of the Acquired Fund; and

       (3)The portfolio securities of the Acquired Fund shall be made available by the Acquired Fund to State Street Bank and Trust Company, as custodian for Large Cap Growth (the "Custodian"), for examination no later than five business days preceding the Valuation Time. On the Closing Date, such portfolio securities and all the Acquired Fund's cash shall be delivered by the Acquired Fund to the Custodian for the account of Large Cap Growth, such portfolio securities to be duly endorsed in proper form for transfer in such manner and condition as to constitute good delivery thereof in accordance with the custom of brokers or, in the case of portfolio securities held in the U.S. Treasury Department's book-entry system or by The Depository Trust Company, Participants Trust Company or other third party depositories, by transfer to the account of the Custodian in accordance with Rule 17f-4, Rule 17f-5 or Rule 17f-7, as the case may be, under the 1940 Act and accompanied by all necessary federal and state stock transfer stamps or a check for the appropriate purchase price thereof. The cash delivered shall be in the form of currency or certified or official bank checks, payable to the order of the Custodian or shall be wired to an account pursuant to instructions provided by Large Cap Growth.

    (f)Promptly after the Closing Date, the Acquired Fund will deliver to Large Cap Growth a Statement of Assets and Liabilities of the Acquired Fund as of the Closing Date.

5. Liquidation and Dissolution of the Acquired Fund, Registration of Large Cap Growth Shares and Access to Record

   The Acquired Fund and Large Cap Growth also shall take the following steps, as applicable:

    (a)At or as soon as reasonably practical after the Effective Time, the Acquired Fund shall liquidate and dissolve by transferring pro rata to its Stockholders of record, the Large Cap Growth Shares it receives pursuant to Section 4(e)(1) of this Plan. Large Cap Growth shall establish accounts on its share records and note on such accounts the names of the former Acquired Fund Stockholders and the amounts of Large Cap Growth Shares that former Acquired Fund Stockholders are due based on their respective holdings of shares of the Acquired Fund as of the close of business on the Closing Date. Large Cap Growth shall not issue certificates representing Large Cap Growth Shares in connection with such exchange. All issued and outstanding shares in connection with such exchange will be simultaneously cancelled on the books of the Acquired Fund. Ownership of Large Cap Growth Shares will be shown on the books of Large Cap Growth's transfer agent.

       Following distribution by the Acquired Fund to its Stockholders of all Large Cap Growth Shares delivered to the Acquired Fund, the Acquired Fund shall wind up its affairs and shall take all steps as are necessary and proper to dissolve as soon as is reasonably possible after the Effective Time.

    (b)At and after the Closing Date, the Acquired Fund shall provide Large Cap Growth and its transfer agent with immediate access to: (i) all records containing the names, addresses and taxpayer identification numbers of all of the Acquired Fund's Stockholders and the number and percentage ownership of the outstanding shares of the Acquired Fund owned by Stockholders as of the Effective Time, and (ii) all original documentation (including all applicable Internal Revenue Service forms, certificates, certifications and correspondence) relating to the Acquired Fund Stockholders' taxpayer identification numbers and their liability for or exemption from back-up withholding. The Acquired Fund shall preserve and maintain, or shall direct its service providers to preserve and maintain, records with respect to the Acquired Fund as required by Section 31 of, and Rules 31a-1 and 31a-2 under, the 1940 Act.

6. Certain Representations and Warranties of the Acquired Fund

   The Acquired Fund represents and warrants to Large Cap Growth as follows:

    (a)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. The Acquired Fund is registered with the SEC as a closed-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

    (b)The Acquired Fund has the power and all necessary federal, state and local qualifications and authorizations to own all of the Assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (c)The Board of Directors of the Acquired Fund has duly authorized the execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of the Acquired Fund have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium, and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and, subject to the approval of Stockholders referred to in Section 3 hereof, the consummation of the transactions contemplated by this Plan will not, violate the Acquired Fund's Charter, its Bylaws or any material agreement to which the Acquired Fund is subject. Except for the approval of its Stockholders, the Acquired Fund does not need to take any other action to authorize its officers to effectuate this Plan and the transactions contemplated herein.

    (d)The Acquired Fund has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and intends to continue to qualify as a regulated investment company for its taxable year ending upon its liquidation.

    (e)The information pertaining to the Acquired Fund included within the N-14 Registration Statement when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, at the time of the Stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to the Acquired Fund, shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws, and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein not misleading.

    (f)The Acquired Fund has duly authorized and validly issued all of its issued and outstanding shares of common stock, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. There are no outstanding options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor are there any securities convertible into shares of the Acquired Fund.

    (g)The Acquired Fund shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions and any other dividends and distributions referred to in Section 4(b) hereof.

    (h)At the Effective Time, the Acquired Fund will have good and marketable title to the Assets and full right, power and authority to assign, transfer, deliver and convey the Assets.

    (i)The Financial Statements of the Acquired Fund, a copy of which has been previously delivered to Large Cap Growth, fairly present the financial position of the Acquired Fund as of the Acquired Fund's most recent fiscal year end and the results of the Acquired Fund's operations and changes in the Acquired Fund's net assets for the periods indicated.

    (j)To the knowledge of the Acquired Fund, the Acquired Fund has no liabilities, whether or not determined or determinable, other than the Liabilities disclosed or provided for in its Financial Statements or Liabilities incurred in the ordinary course of business subsequent to the date of the most recent Financial Statement referencing Liabilities.

    (k)To the knowledge of the Acquired Fund, except as has been disclosed in writing to Large Cap Growth, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against the Acquired Fund or any of its properties or assets or any person whom the Acquired Fund may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that the Acquired Fund has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against the Acquired Fund.

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       The Acquired Fund is not a party to nor subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect, its financial condition, results of operations, or the Assets or its ability to consummate the transactions contemplated by the Plan.

    (l)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, and this Plan, the Acquired Fund is not a party to or subject to any material contract or other commitments, which if terminated, may result in material liability to the Acquired Fund or under which (whether or not terminated) any material payment for periods subsequent to the Closing Date will be due from the Acquired Fund.

    (m)The Acquired Fund has filed its federal income tax returns, copies of which have been previously made available to Large Cap Growth, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of the Acquired Fund's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of the Acquired Fund's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. The Acquired Fund will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (n)For federal income tax purposes, the Acquired Fund qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to the Acquired Fund for the remainder of its current taxable year beginning October 1, 2006, and will continue to apply through the Closing Date.

    (o)Since the date of the Financial Statements of the Acquired Fund, there has been no material adverse change in its financial condition, results of operations, business, or Assets. For this purpose, negative investment performance shall not be considered a material adverse change.

    (p)The Acquired Fund's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Large Cap Growth.

    (q)The Large Cap Growth Shares to be issued to the Acquired Fund pursuant to paragraph 4(e)(1) will not be acquired for the purpose of making any distribution thereof other than to the Acquired Fund Stockholders as provided in paragraph 4(e)(1).

    (r)The Acquired Fund, or its agents, (i) holds a valid Form W-8BEN, Certificate of Foreign Status of Beneficial Owner for United States Withholding (or other appropriate series of Form W-8, as the case may be) or Form W-9, Request for Taxpayer Identification Number and Certification, for each Acquired Fund Stockholder of record, which Form W-8 or Form W-9 can be associated with reportable payments made by the Acquired Fund to such Stockholder, and/or (ii) has otherwise timely instituted the appropriate backup withholding procedures with respect to such Stockholder as provided by Section 3406 of the Code and the regulations thereunder.

7. Certain Representations and Warranties of Large Cap Growth

   Large Cap Growth represents and warrants to the Acquired Fund as follows:

    (a)Large Cap Growth is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland. Large Cap Growth is registered with the SEC as an open-end management investment company under the 1940 Act and is duly registered with the SEC under the 1934 Act, and such registrations will be in full force and effect as of the Effective Time.

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    (b)Large Cap Growth shall operate its business in the ordinary course between the date hereof and the Effective Time. Such ordinary course of business will include the declaration and payment of customary dividends and distributions.

    (c)Large Cap Growth has the power and all necessary federal, state and local qualifications and authorizations to own all of its assets, to carry on its business, to enter into this Plan and to consummate the transactions contemplated herein.

    (d)The Board of Directors of Large Cap Growth has duly authorized execution and delivery of this Plan and the transactions contemplated herein. Duly authorized officers of Large Cap Growth have executed and delivered the Plan. The Plan represents a valid and binding contract, enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, reorganization, arrangement, moratorium and other similar laws of general applicability relating to or affecting creditors' rights and to general equity principles. The execution and delivery of this Plan does not, and the consummation of the transactions contemplated by this Plan will not violate the Charter of Large Cap Growth, its Bylaws or any material agreement to which Large Cap Growth is subject. Except for the approval of its Board, Large Cap Growth does not need to take any other action to authorize its officers to effectuate the Plan and the transactions contemplated herein.

    (e)Large Cap Growth has qualified as a regulated investment company under
       Part I of Subchapter M of Subtitle A, Chapter 1, of the Code, in respect of each taxable year since the commencement of its operations and qualifies and intends to continue to qualify as a regulated investment company for its current taxable year.

    (f)The N-14 Registration Statement, when filed with the SEC, when Part A of the N-14 Registration Statement is distributed to Stockholders, at the time of the Stockholder meeting of the Acquired Fund for approval of the Acquisition and at the Effective Time, insofar as it relates to Large Cap Growth, shall (i) comply in all material respects with the applicable provisions of the 1933 Act, the 1934 Act and the 1940 Act, and the rules and regulations thereunder and applicable state securities laws and (ii) not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements made therein, in light of the circumstances under which they were made, not misleading.

    (g)Large Cap Growth has duly authorized and validly issued all issued and outstanding Large Cap Growth Shares, and all such shares are fully paid and non-assessable and were offered for sale and sold in conformity with the registration requirements of all applicable federal and state securities laws. Large Cap Growth has duly authorized the Large Cap Growth Shares referred to in Section 4(e) hereof to be issued and delivered to the Acquired Fund as of the Effective Time. When issued and delivered, such Large Cap Growth Shares shall be validly issued, fully paid and non-assessable, and no Stockholder of Large Cap Growth shall have any preemptive right of subscription or purchase in respect of any such share. There are no outstanding options, warrants or other rights to subscribe for or purchase any Large Cap Growth Shares, nor are there any securities convertible into Large Cap Growth Shares.

    (h)To the knowledge of Large Cap Growth, except as has been disclosed in writing to the Acquired Fund, no claims, actions, suits, investigations or proceedings of any type are pending or threatened against Large Cap Growth or any of its properties or assets or any person whom Large Cap Growth may be obligated to indemnify in connection with such litigation, proceeding or investigation. Subject to the foregoing, there are no facts that Large Cap Growth currently has reason to believe are likely to form the basis for the institution of any such claim, action, suit, investigation or proceeding against Large Cap Growth. Large Cap Growth is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body that adversely affects, or is reasonably likely to adversely affect its financial condition, results of operations, its assets or its ability to consummate the transactions contemplated by this Plan.

    (i)Except for agreements entered into or granted in the ordinary course of its business, in each case under which no material default exists, Large Cap Growth is not a party to or subject to any material contract, debt instrument, employee benefit plan, lease, franchise, license or permit of any kind or nature whatsoever.

    (j)Large Cap Growth has filed its federal income tax returns, copies of which have been previously made available to the Acquired Fund, for all taxable years for which such returns are due and has paid all taxes payable pursuant to such returns. All of Large Cap Growth's tax liabilities will have been adequately provided for on its books. No such return is currently under audit and no unpaid assessment has been asserted with respect to such returns. To the best of Large Cap Growth's knowledge, it will not have any tax deficiency or liability asserted against it or question with respect thereto raised, and it will not be under audit by the Internal Revenue Service or by any state or local tax authority for taxes in excess of those already paid. Large Cap Growth will timely file its federal income tax return for each subsequent taxable year including its current taxable year.

    (k)For federal income tax purposes, Large Cap Growth qualifies as a "regulated investment company," and the provisions of Sections 851 through 855 of the Code apply to Large Cap Growth for the remainder of its current taxable year beginning August 1, 2007, and will continue to apply through the Closing Date.

    (l)The Financial Statements of Large Cap Growth, a copy of which has been previously delivered to the Acquired Fund, fairly present the financial position of Large Cap Growth's most recent fiscal year end and the results of Large Cap Growth's operations and changes in Large Cap Growth's net assets for the period indicated.

    (m)Since the date of the Financial Statements of Large Cap Growth, there has been no material adverse change in its financial condition, results of operations, business or assets. Negative investment performance shall not be considered a material adverse change.

    (n)Large Cap Growth's investment operations from inception to the date hereof have been in compliance in all material respects with the investment policies and investment restrictions set forth in its prospectus or prospectuses and statement or statements of additional information as in effect from time to time, except as previously disclosed in writing to the Acquired Fund.

    (o)Large Cap Growth will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such other state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

8. Conditions to the Obligations of Large Cap Growth and the Acquired Fund

   The obligations of Large Cap Growth and the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Stockholders of the Acquired Fund shall have approved the Acquisition in the manner required by the Charter of the Acquired Fund, its Bylaws and applicable law. If Stockholders of the Acquired Fund fail to approve the Acquisition as required, that failure shall release the Funds of their obligations under this Plan.

    (b)Large Cap Growth and the Acquired Fund shall have delivered to the other party a certificate dated as of the Closing Date and executed in its name by its Secretary or an Assistant Secretary, in a form reasonably satisfactory to the receiving party, stating that the representations and warranties of Large Cap Growth or the Acquired Fund, as applicable, in this Plan that apply to the Acquisition are true and correct in all material respects at and as of the Valuation Time.

    (c)Large Cap Growth and the Acquired Fund shall have performed and complied in all material respects with each of its representations and warranties required by this Plan to be performed or complied with by it prior to or at the Valuation Time and the Effective Time.

    (d)There has been no material adverse change in the financial condition, results of operations, business, properties or assets of Large Cap Growth or the Acquired Fund since the date of the most recent Financial Statement. Negative investment performance shall not be considered a material adverse change.

    (e)Large Cap Growth and the Acquired Fund shall have received an opinion of Seward & Kissel LLP reasonably satisfactory to each of them, substantially to the effect that for federal income tax purposes:

       (1)the Acquisition will constitute a "reorganization" within the meaning of Section 368(a) of the Code and that Large Cap Growth and the Acquired Fund will each be "a party to a reorganization" within the meaning of Section 368(b) of the Code;

       (2)a Stockholder of the Acquired Fund will recognize no gain or loss on the exchange of the Stockholder's shares of the Acquired Fund solely for Large Cap Growth Shares;

       (3)neither the Acquired Fund nor Large Cap Growth will recognize any gain or loss upon the transfer of all of the Assets to Large Cap Growth in exchange for Large Cap Growth Shares and the assumption by Large Cap Growth of the Liabilities pursuant to this Plan or upon the distribution of Large Cap Growth Shares to Stockholders of the Acquired Fund in exchange for their respective shares of the Acquired Fund;

       (4)the holding period and tax basis of the Assets acquired by Large Cap Growth will be the same as the holding period and tax basis that the Acquired Fund had in such Assets immediately prior to the Acquisition;

       (5)the aggregate tax basis of Large Cap Growth Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will be the same as the aggregate tax basis of the shares of the Acquired Fund surrendered in exchange therefore, increased by any gain recognized on the exchange;

       (6)the holding period of Large Cap Growth Shares received in connection with the Acquisition by each Stockholder of the Acquired Fund (including any fractional share to which the Stockholder may be entitled) will include the holding period of the shares of the Acquired Fund surrendered in exchange therefor, provided that such Acquired Fund shares constitute capital assets in the hands of the Stockholder as of the Closing Date;

       (7)Large Cap Growth will succeed to the capital loss carryovers of the Acquired Fund, if any, under Section 381 of the Code, but the use by Large Cap Growth of any such capital loss carryovers (and of capital loss carryovers of Large Cap Growth) may be subject to limitation under Section 383 of the Code; and

       (8)any gain or loss realized by a Stockholder of the Acquired Fund upon the sale of a fractional share of Large Cap Growth to which the Stockholder is entitled will be recognized to the Stockholder and measured by the difference between the amount of cash received and the basis of the fractional share and, provided that the Acquired Fund shares surrendered constitute capital assets in the hands of the Stockholder, will be a capital gain or loss.

       The opinion will be based on certain factual certifications made by officers of the Funds and will also be based on customary assumptions and subject to certain qualifications. The opinion is not a guarantee that the tax consequences of the Acquisition will be as described above.

       Notwithstanding this subparagraph (e), Seward & Kissel LLP will express no view with respect to the effect of the Acquisition on any transferred asset as to which any unrealized gain or loss is required to be recognized at the end of a taxable year (or on the termination or transfer thereof) under federal income tax principles. Each Fund shall agree to make and provide additional factual representations to Seward & Kissel LLP with respect to the Funds, that are reasonably necessary to enable Seward & Kissel LLP to deliver the tax opinion. Notwithstanding anything in this Plan to the contrary, neither Fund may waive in any material respect the conditions set forth under this subparagraph (e).

    (f)The N-14 Registration Statement shall have become effective under the 1933 Act as to the Large Cap Growth Shares, and the SEC shall not have instituted and, to the knowledge of Large Cap Growth, is not contemplating instituting any stop order suspending the effectiveness of the N-14 Registration Statement.

    (g)No action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, the Acquisition.

    (h)The SEC shall not have issued any unfavorable advisory report under
       Section 25(b) of the 1940 Act nor instituted any proceeding seeking to enjoin consummation of the Acquisition under Section 25(c) of the 1940 Act.

    (i)Neither party shall have terminated this Plan with respect to the Acquisition pursuant to Section 13 of this Plan.

9. Conditions to the Obligations of the Acquired Fund

   The obligations of the Acquired Fund with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)The Acquired Fund shall have received an opinion of Seward & Kissel LLP, counsel to Large Cap Growth, in form and substance reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, substantially to the effect that:

       (1)Large Cap Growth is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is an open-end, management investment company registered under the 1940 Act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and delivered by Large Cap Growth and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by the Acquired Fund, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The Large Cap Growth Shares to be delivered as provided for by this Plan are duly authorized and upon delivery will be validly issued, fully paid and non-assessable by Large Cap Growth;

       (4)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of Large Cap Growth, its Bylaws or any agreement of Large Cap Growth known to such counsel, after reasonable inquiry; and

       (5)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for Large Cap Growth to enter into this Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of Large Cap Growth.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law to the extent set forth in such opinion, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof, (iii) limit such opinion to applicable federal and state law, (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of Large Cap Growth as to factual matters.

    (b)The Acquired Fund shall have received a letter from AllianceBernstein L.P. (the "Adviser") with respect to insurance matters in form and substance satisfactory to the Acquired Fund.

10.Conditions to the Obligations of Large Cap Growth

   The obligations of Large Cap Growth with respect to the Acquisition shall be subject to the following conditions precedent:

    (a)Large Cap Growth shall have received an opinion of Seward & Kissel LLP, counsel to the Acquired Fund, in form and substance reasonably satisfactory to Large Cap Growth and dated as of the Closing Date, substantially to the effect that:

       (1)The Acquired Fund is a corporation duly incorporated, validly existing and in good standing under the laws of the State of Maryland and is a closed-end management investment company registered under the 1940 Act and duly registered under the 1934 Act;

       (2)This Plan has been duly authorized, executed and delivered by the Acquired Fund and, assuming the N-14 Registration Statement referred to in Section 2 of this Plan does not contain any material misstatements or omissions, and assuming due authorization, execution and delivery of this Plan by Large Cap Growth, represents a legal, valid and binding contract, enforceable in accordance with its terms, subject to the effect of bankruptcy, insolvency, moratorium, fraudulent conveyance and transfer and similar laws relating to or affecting creditors' rights generally and court decisions with respect thereto, and further subject to the application of equitable principles in any proceeding, whether at law or in equity or with respect to the enforcement of provisions of the Plan and the effect of judicial decisions which have held that certain provisions are unenforceable when their enforcement would violate an implied covenant of good faith and fair dealing or would be commercially unreasonable or when default under the Plan is not material;

       (3)The execution and delivery of this Plan did not, and the consummation of the Acquisition will not, violate the Charter of the Acquired Fund, its Bylaws or any agreement of the Acquired Fund known to such counsel, after reasonable inquiry, and no approval of the Plan by the Stockholders of Large Cap Growth is required under its Charter, Bylaws or applicable law; and

       (4)To the knowledge of such counsel, no consent, approval, authorization or order of any federal or state court or administrative or regulatory agency, other than the acceptance of record of Articles of Transfer by the SDAT, is required for the Acquired Fund to enter into the Plan or carry out its terms, except those that have been obtained under the 1933 Act, the 1934 Act, the 1940 Act and the rules and regulations under those Acts or that may be required under state securities laws or subsequent to the Effective Time or when the failure to obtain the consent, approval, authorization or order would not have a material adverse effect on the operation of the Acquired Fund.

       In rendering such opinion, Seward & Kissel LLP may (i) rely on the opinion of Venable LLP as to matters of Maryland law, (ii) make assumptions regarding the authenticity, genuineness and/or conformity of documents and copies thereof without independent verification thereof,
       (iii) limit such opinion to applicable federal and state law,
       (iv) define the word "knowledge" and related terms to mean the knowledge of attorneys then with such firm who have devoted substantive attention to matters directly related to this Plan and (v) rely on certificates of officers or directors of the Acquired Fund as to factual matters.

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    (b)Large Cap Growth shall have received a letter from the Adviser agreeing to indemnify Large Cap Growth in respect of certain liabilities of the Acquired Fund in form and substance satisfactory to Large Cap Growth.

11.Closing

    (a)The Closing shall be held at the offices of the Funds, 1345 Avenue of the Americas, New York, New York 10105, or at such other time or place as the parties may agree.

    (b)In the event that at the Valuation Time (a) the NYSE shall be closed to trading or trading thereon shall be restricted, or (b) trading or the reporting of trading on said Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund or the Large Cap Growth is impracticable, the Closing Date shall be postponed until the first business day after the day when trading shall have been fully resumed and reporting shall have been restored; provided that if trading shall not be fully resumed and reporting restored within three business days of the Valuation Time, this Plan may be terminated by either the Acquired Fund or Large Cap Growth upon the giving of written notice to the other party.

    (c)Large Cap Growth will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that Large Cap Growth Shares issuable pursuant to the Acquisition have been credited to the Acquired Fund's account on the books of Large Cap Growth. After the Closing Date, the Large Cap Growth will provide to the Acquired Fund evidence satisfactory to the Acquired Fund that such Shares have been credited pro rata to open accounts in the names of the Acquired Fund Stockholders.

    (d)At the Closing, each party shall deliver to the other such bills of sale, instruments of assumption of liabilities, checks, assignments, stock certificates, receipts or other documents as such other party or its counsel may reasonably request in connection with the transfer of assets, assumption of liabilities and liquidation contemplated by the Plan.

12.Survival of Representations and Warranties

   No representations, warranties or covenants in or pursuant to this Plan (including certificates of officers) hereto shall survive the completion of the transactions contemplated herein.

13.Termination of Plan

   A majority of either Fund's Board of Directors may terminate this Plan with respect to that Fund at any time before the applicable Effective Time if:
(i) the Fund's conditions precedent set forth in Sections 8, 9 or 10 as appropriate, are not satisfied; or (ii) the Board of Directors determines that the consummation of the Acquisition is not in the best interests of the Fund or its Stockholders and gives notice of such termination to the other party.

14.Governing Law

   This Plan and the transactions contemplated hereby shall be governed, construed and enforced in accordance with the laws of the State of New York, except to the extent preempted by federal law, without regard to conflicts of law principles.

15.Brokerage Fees

   Each party represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for in the Plan.

16.Amendments

   The parties may, by agreement in writing authorized by their respective Board of Directors, amend this Plan at any time before or after the Stockholders of the Acquired Fund approve the Acquisition. However, after

Stockholders of the Acquired Fund approve the Acquisition, the parties may not amend this Plan in a manner that materially alters the obligations of the other party. This Section shall not preclude the parties from changing the Closing Date or the Effective Time by mutual agreement.

17.Waivers

   At any time prior to the Closing Date, either party may by written instrument signed by it (i) waive the effect of any inaccuracies in the representations and warranties made to it contained herein and (ii) waive compliance with any of the agreements, covenants or conditions made for its benefit contained herein. Any waiver shall apply only to the particular inaccuracy or requirement for compliance waived, and not any other or future inaccuracy or lack of compliance.

18.Indemnification of Directors

   Large Cap Growth agrees that all rights to indemnification and all limitations of liability existing in favor of the Acquired Fund's current and former Directors and officers, acting in their capacities as such, under the Acquired Fund's Articles of Incorporation and Bylaws as in effect as of the date of this Plan shall survive the Acquisition as obligations of the Large Cap Growth and shall continue in full force and effect, without any amendment thereto, and shall constitute rights which may be asserted against Large Cap Growth, its successors or assigns.

19.Cooperation and Further Assurances

   Each party will cooperate with the other in fulfilling its obligations under this Plan and will provide such information and documentation as is reasonably requested by the other in carrying out the Plan's terms. Each party will provide such further assurances concerning the performance of its obligations hereunder and execute all documents for or in connection with the consummation of the Acquisition as, with respect to such assurances or documents, the other shall deem necessary or appropriate.

20.Updating of N-14 Registration Statement

   If at any time prior to the Effective Time, a party becomes aware of any untrue statement of a material fact or omission to state a material fact required to be stated therein or necessary to make the statements made not misleading in the N-14 Registration Statement, the party discovering the item shall notify the other party and the parties shall cooperate in promptly preparing, filing and clearing with the SEC and, if appropriate, distributing to Stockholders appropriate disclosure with respect to the item.

21.Limitation on Liabilities

   The obligations of the Acquired Fund and Large Cap Growth shall not bind any of the directors, Stockholders, nominees, officers, agents, employees or agents of the Acquired Fund or Large Cap Growth personally, but shall bind only the Acquired Fund or Large Cap Growth, as appropriate. The execution and delivery of this Plan by an officer of either party shall not be deemed to have been made by the officer individually or to impose any liability on the officer personally, but shall bind only the Acquired Fund or Large Cap Growth, as appropriate.

22.Termination of the Acquired Fund

   If the parties complete the Acquisition, the Acquired Fund shall terminate its registration under the 1940 Act, the 1933 Act, and the 1934 Act and liquidate and dissolve.

23.Notices

   Any notice, report, statement, certificate or demand required or permitted by any provision of the Plan shall be in writing and shall be given in person or by telecopy, certified mail or overnight express courier to:

   For the Acquired Fund:

             Alliance All-Market Advantage Fund, Inc.

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

   For Large Cap Growth:

             AllianceBernstein Large Cap Growth Fund, Inc.

             1345 Avenue of the Americas
             New York, New York 10105

             Attention: Secretary

24.Expenses

   The Acquisition expenses shall be paid by AMA.

25.General

   This Plan supersedes all prior agreements between the parties with respect to the subject matter hereof and may be amended only in writing signed by both parties. The headings contained in this Plan are for reference only and shall not affect in any way the meaning or interpretation of this Plan. Whenever the context so requires, the use in the Plan of the singular will be deemed to include the plural and vice versa. Nothing in this Plan, expressed or implied, confers upon any other person any rights or remedies under or by reason of this Plan. Neither party may assign or transfer any right or obligation under this Plan without the written consent of the other party.

   In Witness Whereof, the parties hereto have executed this Plan as of the day and year first above written.

Alliance All-Market Advantage Fund, Inc.

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

AllianceBernstein Large Cap Growth
Fund, Inc.

Attest:


-------------------------------------      By: -------------------------------------

Name:
       --------------------------------        Name:  --------------------------------

Title:
       --------------------------------        Title: --------------------------------

                                  APPENDIX I

                                CAPITALIZATION

   The following table sets forth (i) the capitalization of the Funds and
(ii) the pro forma capitalization of the combined Fund as adjusted giving effect to the proposed acquisition of assets at net asset value as of June 30, 2007:

                                    Large Cap     Pro Forma  Large Cap Growth
                          AMA        Growth      Adjustments   (pro forma)
                      ----------- -------------- ----------- ----------------
   Total Net Assets   $48,775,086 $1,128,777,343   (260,000)  $1,177,292,429
   Shares Outstanding   3,700,669     51,791,954 (1,462,265)      54,030,358
   NAV Per Share      $     13.18 $        21.79         --   $        21.79

                                  APPENDIX J

                     TRADING HISTORY AND SHARE PRICE DATA

   Shares of AMA are traded on the NYSE under the following symbol: AMA - "AMO". Shares of closed-end management companies frequently trade at discounts from their NAVs. With the exception of the period between October 2005 and January 2006, when the Fund's shares traded at a discount, AMA's shares have generally traded at a premium during the past three years. The following table sets forth the Fund's fiscal quarter within the two most recent fiscal years and the Fund's fiscal quarter since the beginning of the current fiscal year:
(a) the per share high and low sales prices as reported by the NYSE; (b) the NAV per share, based on the Fund's computation as of 4:00 p.m., Eastern Time, on the last NYSE business day for the week corresponding to the dates on which the respective high and low prices were recorded; and (c) the discount or premium to NAV represented by the high and low sales prices shown. The range of NAVs and of premiums and discounts for the shares during the periods shown may be broader than is shown in this table. On August 27, 2007, the closing price per share was $12.50, the NAV per share was $13.01 and the discount to NAV was 3.92%.

                                                             (Discount) or
  AMA FYE:                         Corresponding               Premium to
September 30   Sales Price        Net Asset Value           Net Asset Value
------------  ------------- --------------------------  ----------------------
Quarter Ended  High   Low       High           Low         High         Low
------------- ------ ------ ------------  ------------  ---------   ----------
  12/31/04    $15.29 $13.82 $14.16/13.88* $      13.00  8.36/7.45%*      10.12%
   3/31/05    $15.04 $13.58 $      13.41  $      12.38      12.16%       10.14%
   6/30/05    $14.90 $13.15 $      13.59  $      12.42      10.04%        5.96%
   9/30/05    $14.79 $14.10 $      13.63  $      13.12       9.47%        7.47%
  12/31/05    $15.20 $13.50 $      15.21  $      13.49       1.40%        0.30%
   3/31/06    $16.20 $14.46 $      14.79  $      15.24       9.98%       (2.82)%
   6/30/06    $15.35 $14.00 $      14.58  $13.04/12.97*      3.90%  10.50/8.78%*
   9/30/06    $14.74 $13.90 $      12.96  $12.10/12.78*     12.78%  12.28/8.76%*
  12/31/06    $15.02 $14.07 $      13.09  $      12.96      15.25%        9.07%
   3/30/07    $14.77 $14.01 $      13.31  $      12.80      11.22%   8.77/8.19%*
   6/30/07    $14.45 $13.71 $      13.62  $      13.51       5.84%        6.81%

--------
*  Two different days of the quarter had the same high or low sales prices.

                                  APPENDIX K

                               LEGAL PROCEEDINGS

   On October 2, 2003, a purported class action complaint entitled Hindo, et al. v. AllianceBernstein Growth & Income Fund, et al. ("Hindo Complaint") was filed against the Adviser, AllianceBernstein Holding L.P. ("Holding"), AllianceBernstein Corporation, AXA Financial, Inc., the AllianceBernstein Funds, certain officers of the Adviser ("AllianceBernstein defendants"), and certain other unaffiliated defendants, as well as unnamed Doe defendants. The Hindo Complaint was filed in the United States District Court for the Southern District of New York by alleged shareholders of two of the AllianceBernstein Mutual Funds. The Hindo Complaint alleges that certain of the AllianceBernstein defendants failed to disclose that they improperly allowed certain hedge funds and other unidentified parties to engage in "late trading" and "market timing" of AllianceBernstein Mutual Fund securities, violating Sections 11 and 15 of the Securities Act, Sections 10(b) and 20(a) of the Exchange Act and Sections 206 and 215 of the Advisers Act. Plaintiffs seek an unspecified amount of compensatory damages and rescission of their contracts with the Adviser, including recovery of all fees paid to the Adviser pursuant to such contracts.

   Following October 2, 2003, additional lawsuits making factual allegations generally similar to those in the Hindo Complaint were filed in various federal and state courts against the Adviser and certain other defendants. All state court actions against the Adviser wither were voluntarily dismissed or removed to federal court. On February 20, 2004, the Judicial Panel on Multidistrict Litigation transferred all actions to the United States District Court for the District of Maryland (the "Mutual Fund MDL"). On September 29, 2004, plaintiffs filed consolidated amended complaints with respect to four claim types: mutual fund shareholder claims; mutual fund derivative claims; derivative claims brought on behalf of Holding; and claims brought under ERISA by participants in the Profit Sharing Plan for Employees of the Adviser. All four complaints include substantially identical factual allegations, which appear to be based in large part on the SEC Order and the NYAG Order.

   On April 21, 2006, the Adviser and attorneys for the plaintiffs in the mutual fund shareholder claims, mutual fund derivative claims, and ERISA claims entered into a confidential memorandum of understanding ("MOU") containing their agreement to settle these claims. The agreement will be documented by a stipulation of settlement and will be submitted for court approval at a later date. The settlement amount ($30 million), which we previously accrued and disclosed, has been disbursed. The derivative claims brought on behalf of Holding, in which plaintiffs seek an unspecified amount of damages, remain pending.

   On April 11, 2005, a complaint entitled The Attorney General of the State of West Virginia v. AIM Advisors, Inc., et al. ("WVAG Complaint") was filed against the Adviser, Holding, and various unaffiliated defendents. The WVAG Complaint was filed in the Circuit Court of Marshall County, West Virginia by the Attorney General of the State of West Virginia. The WVAG Complaint makes factual allegations generally similar to those in the Hindo Complaint. On October 19, 2005, the WVAG Complaint was transferred to the Mutual Fund MDL. On August 30, 2005, the WV Securities Commissioner signed a Summary Order to Cease and Desist, and Notice of Right to Hearing addressed to the Adviser and Holding. The Summary Order claims that the Adviser and Holding violated the West Virginia Uniform Securities Act, and makes factual allegations generally similar to those in the SEC Order and the NYAG Order. On January 25, 2006, the Adviser and Holding moved to vacate the Summary Order. In early September 2006, the court denied this motion, and the Supreme Court of Appeals in West Virginia denied the defendants' petition for appeal. On September 22, 2006, the Adviser and Holding filed an answer and moved to dismiss the Summary Order with the WV Securities Commissioner.

   It is possible that these matters and/or other developments resulting from these matters could result in increased redemptions of the affected funds' shares or other adverse consequences to these funds. This may require the funds to sell investments held by those funds to provide for sufficient liquidity and could also have an adverse effect on the investment performance of the funds. However, the Adviser believes that these matters are not likely to have a material adverse effect on its ability to perform advisory services relating to the funds.

                                  APPENDIX L

                          SHARE OWNERSHIP INFORMATION

Shares Outstanding

   As of August 31, 2007 each Fund had the following number of shares of common stock outstanding.

                                           Number of Outstanding
                                                 Shares of
                Fund                           Common Stock
                ----                       ---------------------
                AMA                              3,703,216

                Large Cap Growth - Class A      50,799,430

Ownership of Shares

   As of August 10, 2007, the directors and officers of each Fund as a group beneficially owned less than 1% of the outstanding shares of common stock of that Fund. To the knowledge of AMA, no person owned either of record or beneficially, 5% or more of the outstanding shares of the Fund. To the knowledge of Large Cap Growth, the following persons owned, either of record or beneficially, 5% or more of the outstanding shares of Class A shares of Large Cap Growth.

                                                        Number of        Percentage of
                         Name and Address of        Outstanding Shares Outstanding shares
Fund and Class               Shareholder              of Class Owned     of Class Owned
--------------     -------------------------------- ------------------ ------------------
AMA                N/A

Large Cap Growth - CITIGROUP GLOBAL MARKETS           2,927,652.636           5.76%
Class A            HOUSE ACCOUNT
                   ATTN CINDY TEMPESTA
                   333 W 34/TH/ ST FL 3
                   NEW YORK NY 10001-2402

                   PERSHING LLC                       3,475,616.129           6.84%
                   PO BOX 2052
                   JERSEY CITY NJ 07303-2052

                   MLPF&S FOR THE SOLE                6,386,745.937          12.56%
                   BENEFIT OF ITS CUSTOMERS
                   ATTN FUND ADMIN
                   4800 DEER LAKE DR EAST 2/ND/ FLR
                   JACKSONVILLE FL 32246-6484

   The following table shows the percentage of combined Fund's shares to be owned by the above listed shareholders, if the Acquisition had been consummated as of August 10, 2007.

                                                                        Percentage of
                                                                      Outstanding Shares
                       Name and Address of                             of Combined Fund
Fund and Class             Shareholder            Combined Fund Class    Class Owned
--------------   -------------------------------- ------------------- ------------------
AMA              N/A

Large Cap        CITIGROUP GLOBAL MARKETS               Class A              5.42%
Growth - Class A HOUSE ACCOUNT
                 ATTN CINDY TEMPESTA
                 333 W 34/TH/ ST FL 3
                 NEW YORK NY 10001-2402

                 PERSHING LLC                           Class A              6.43%
                 PO BOX 2052
                 JERSEY CITY NJ 07303-2052

                 MLPF&S FOR THE SOLE                    Class A             11.82%
                 BENEFIT OF ITS CUSTOMERS
                 ATTN FUND ADMIN
                 4800 DEER LAKE DR EAST 2/ND/ FLR
                 JACKSONVILLE FL 32246-6484

                                  APPENDIX M

                          FINANCIAL HIGHLIGHTS TABLE

   The financial highlights table is intended to help you understand each Fund's financial performance for the past five years. Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information for the most recently completed fiscal year has been audited by KPMG LLP and this information for the prior four years has been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firms for the Funds, whose reports, along with each Fund's financial statements, are included in each Fund's annual report, which is available upon request.

                          Large Cap Growth - CLASS A

                               Six Months
                                  Ended                                                            December 1,
                               January 31,                   Year Ended July 31,                     2002 to
                                  2007        ------------------------------------------            July 31,
                               (unaudited)         2006            2005              2004            2003(a)
                            -                 ----------------------------------------------------
Net asset value, beginning
 of period................. $    18.56        $    19.15      $    16.28      $    15.58         $    15.07
                            ----------        ----------      ----------      ----------         ----------
Income From Investment
 Operations
Net investment loss(b).....       (.08)             (.19)           (.14)(c)        (.15)(c)(d)        (.10)
Net realized and unrealized
 gain (loss) on
 investment
 transactions..............       2.45              (.40)           3.01             .85                .61
                            ----------        ----------      ----------      ----------         ----------
Net increase (decrease) in
 net asset value from
 operations................       2.37              (.59)           2.87             .70                .51
                            ----------        ----------      ----------      ----------         ----------
Less: Distributions
Distributions from net
 realized gain on
 investment
 transactions..............        -0-               -0-             -0-             -0-                -0-
Distributions in excess of
 net realized gain on
 investment
 transactions..............        -0-               -0-             -0-             -0-                -0-
                            ----------        ----------      ----------      ----------         ----------
Total distributions........        -0-               -0-             -0-             -0-                -0-
                            ----------        ----------      ----------      ----------         ----------
Net asset value, end of
 period.................... $    20.93        $    18.56      $    19.15      $    16.28         $    15.58
                            ==========        ==========      ==========      ==========         ==========
Total Return
Total investment return
 based on net asset
 value(e)..................      12.77%            (3.08)%         17.63%           4.49%              3.38%
Ratios/Supplemental
 Data
Net assets, end of period
 (000's omitted)........... $1,170,486        $1,107,602      $1,348,678      $1,550,292         $1,757,243
Ratio to average net
 assets of:
   Expenses, net
    of waivers/
    reimbursements.........       1.56%(f)(g)       1.54%(h)        1.50%           1.58%              1.89%(f)
   Expenses, before
    waivers/
    reimbursements.........       1.56%(f)(g)       1.54%(h)        1.53%           1.76%              1.89%(f)
   Net investment
    loss...................       (.75)%(f)         (.92)%(h)       (.82)%(c)       (.90)%(c)(d)      (1.08)%(f)
Portfolio turnover rate....         44%               68%             56%             61%                60%

                                   Year Ended
                                  November 30,
                            -----------------------
                                2002         2001
                            -------------------------
Net asset value, beginning
 of period................. $    20.24   $    29.51
                            ----------   ----------
Income From Investment
 Operations
Net investment loss(b).....       (.19)        (.19)
Net realized and unrealized
 gain (loss) on
 investment
 transactions..............      (4.98)       (6.43)
                            ----------   ----------
Net increase (decrease) in
 net asset value from
 operations................      (5.17)       (6.62)
                            ----------   ----------
Less: Distributions
Distributions from net
 realized gain on
 investment
 transactions..............        -0-        (2.38)
Distributions in excess of
 net realized gain on
 investment
 transactions..............        -0-         (.27)
                            ----------   ----------
Total distributions........        -0-        (2.65)
                            ----------   ----------
Net asset value, end of
 period.................... $    15.07   $    20.24
                            ==========   ==========
Total Return
Total investment return
 based on net asset
 value(e)..................     (25.54)%     (24.90)%
Ratios/Supplemental
 Data
Net assets, end of period
 (000's omitted)........... $2,098,623   $3,556,040
Ratio to average net
 assets of:
   Expenses, net
    of waivers/
    reimbursements.........       1.73%        1.53%
   Expenses, before
    waivers/
    reimbursements.........       1.73%        1.53%
   Net investment
    loss...................      (1.09)%       (.83)%
Portfolio turnover rate....         93%         135%

                                      AMA

                                             Six Months
                                               Ended                           Year Ended September 30,
                                           March 31, 2007       -----------------------------------------------------
                                            (unaudited)             2006            2005          2004         2003
                                           -                    ----------------------------------------------------------
Net asset value, beginning of period......    $ 12.83           $ 14.06         $ 12.85         $ 13.69      $ 13.65
                                              -------           -------         -------         -------      -------
Income From Investment Operations
Net investment loss(b)....................       (.09)(c)          (.21)(c)        (.10)(c)        (.18)        (.22)
Net realized and unrealized gain (loss) on
 investment transactions..................        .75               .38            2.62             .76         1.58
                                              -------           -------         -------         -------      -------
Net increase (decrease) in net asset value
 from operations..........................        .66               .17            2.52             .58         1.36
                                              -------           -------         -------         -------      -------
Less: Distributions
Distributions from net realized gain on
 investments..............................       (.65)            (1.38)           (.44)          (1.21)         -0-
Tax return of capital.....................         -0-             (.02)           (.87)           (.21)       (1.32)
                                              -------           -------         -------         -------      -------
Total distributions.......................       (.65)            (1.40)          (1.31)          (1.42)       (1.32)
                                              -------           -------         -------         -------      -------
Net asset value, end of period............    $ 12.84           $ 12.83         $ 14.06         $ 12.85      $ 13.69
                                              =======           =======         =======         =======      =======
Market value, end of period...............    $ 14.20           $ 14.36         $ 14.15         $ 14.19      $ 14.30
                                              -------           -------         -------         -------      -------
Premium/(Discount)........................      10.59%            11.93%            .64%          10.43%        4.46%

Total Return
Total investment return based on:(i)
Market value..............................       3.65%            11.86%           9.72%           9.39%       16.93%
Net asset value...........................       4.90%              .58%          20.39%           3.74%       10.42%

Ratios/Supplemental Data
Net assets, end of period (000's omitted).    $47,462           $47,369         $51,727         $47,018      $49,797

Ratio to average net assets of:
  Expenses, before waivers................      2.20%(f)           2.38%           1.79%           1.74%        2.28%
  Expenses, net of waivers................      2.12%(f)           2.28%           1.73%           1.73%        2.28%
  Net investment loss.....................     (1.37)%(c)(f)      (1.53)%(c)       (.78)%(c)      (1.30)%      (1.58)%
Portfolio turnover rate...................         62%              134%            189%            336%         294%



                                             2002
                                           ------------
Net asset value, beginning of period...... $ 19.68
                                           -------
Income From Investment Operations
Net investment loss(b)....................    (.26)
Net realized and unrealized gain (loss) on
 investment transactions..................   (3.82)
                                           -------
Net increase (decrease) in net asset value
 from operations..........................   (4.08)
                                           -------
Less: Distributions
Distributions from net realized gain on
 investments..............................     -0-
Tax return of capital.....................   (1.95)
                                           -------
Total distributions.......................   (1.95)
                                           -------
Net asset value, end of period............ $ 13.65
                                           =======
Market value, end of period............... $ 13.45
                                           -------
Premium/(Discount)........................   (1.47)%

Total Return
Total investment return based on:(i)
Market value..............................  (24.59)%
Net asset value...........................  (22.64)%

Ratios/Supplemental Data
Net assets, end of period (000's omitted). $49,534

Ratio to average net assets of:
  Expenses, before waivers................    2.06%
  Expenses, net of waivers................    2.06%
  Net investment loss.....................   (1.38)%
Portfolio turnover rate...................     215%

--------
(a)The Fund changed its fiscal year end from November 30 to July 31.
(b)Based on average shares outstanding.
(c)Net of fees and expenses waived/reimbursed by the Adviser.
(d)Net of fees and expenses waived/reimbursed by the Transfer Agent.
(e)Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charges or contingent deferred sales charges are not reflected in the calculation of total investment return. Total return does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Total investment return calculated for a period of less than one year is not annualized.
(f)Annualized.
(g)Ratio reflects expenses grossed up for expense offset arrangement with the Transfer Agent. For the six months ended January 31, 2007, the net expense ratio was 1.53% for Class A.
(h)The ratio includes expenses attributable to costs of proxy solicitation.
(i)Total investment return is calculated assuming a purchase of common stock on the opening of the first day and a sale on the closing of the last day of each period reported. Dividends and distributions, if any, are assumed for purposes of this calculation, to be reinvested at prices obtained under the Fund's dividend reinvestment plan. Generally, total investment return based on net asset value will be higher than total investment return based on market value in periods where there is an increase in the discount or a decrease in the premium of the market value to the net asset value from the beginning to the end of such periods. Conversely, total investment return based on the net asset value will be lower than total investment return based on market value in periods where there is a decrease in the discount or an increase in the premium of the market value to the net asset value from the beginning to the end of such periods. Total investment return calculated for a period of less than one year is not annualized.

                    ALLIANCE ALL-MARKET ADVANTAGE FUND, INC.

                           1345 Avenue of the Americas
                               New York, New York
                            Toll Free (800) 221-5672

================================================================================

                       STATEMENT OF ADDITIONAL INFORMATION
                                 October 2, 2007

     This Statement of Additional Information (the "SAI") relates to the proposed acquisition (the "Acquisition") of all of the assets and liabilities of Alliance All-Market Advantage Fund, Inc. (the "Fund") by AllianceBernstein Large Cap Growth Fund, Inc. ("LCGF").

     This SAI contains information which may be of interest to stockholders but which is not included in the Prospectus/Proxy Statement dated October 2, 2007 (the "Prospectus/Proxy Statement") of LCGF which relates to the Acquisition. As described in the Prospectus/Proxy Statement, the Acquisition would involve the transfer by the Fund of all the assets of the Fund in exchange for shares of LCGF and the assumption by LCGF of all the liabilities of the Fund. The Fund would distribute the LCGF shares it receives to its stockholders in complete liquidation and dissolution of the Fund. LCGF will be the survivor for accounting purposes.

     This SAI is not a prospectus and should be read in conjunction with the Prospectus/Proxy Statement. The Prospectus/Proxy Statement has been filed with the Securities and Exchange Commission (the "SEC") and is available upon request and without charge by writing to the Fund at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

                                TABLE OF CONTENTS

                                                                            Page

ADDITIONAL INFORMATION ABOUT LCGF...........................................[__]
DESCRIPTION OF THE FUND.....................................................[__]
RISK FACTORS AND SPECIAL CONSIDERATIONS.....................................[__]
MANAGEMENT OF THE FUND......................................................[__]
VALUATION OF PORTFOLIO SECURITIES...........................................[__]
DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN................................[__]
DESCRIPTION OF COMMON STOCK.................................................[__]
PORTFOLIO TRANSACTIONS......................................................[__]
DISTRIBUTIONS...............................................................[__]
TAXATION....................................................................[__]
CODE OF ETHICS AND PROXY VOTING.............................................[__]
LEGAL MATTERS...............................................................[__]
FINANCIAL STATEMENTS AND REPORT OF INDEPENDENT REGISTERED
  PUBLIC ACCOUNTING FIRM....................................................[__]
APPENDIX A..................................................................[__]

                        ADDITIONAL INFORMATION ABOUT LCGF

     Further information about LCGF is contained in its Statement of Additional Information dated November 1, 2006, as amended November 6, 2006 and December 4, 2006, which is incorporated herein by reference and is available upon request and without charge by writing to LCGF at 1345 Avenue of the Americas, New York, New York 10105, or by calling 1-800-221-5672.

                             DESCRIPTION OF THE FUND

     The Fund is a diversified closed-end investment company registered under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund's investment objective is to provide long-term growth of capital through all market conditions. Consistent with the investment style of AllianceBernstein L.P.'s (the "Adviser") Large Cap Growth Group, the Fund will invest in a "Core Portfolio" of equity securities (common stocks, securities convertible into common stocks and rights and warrants to subscribe for or purchase common stocks) of large, intensively researched, high-quality companies that are judged likely to achieve superior earnings growth. In the Adviser's view, high-quality companies are larger capitalization companies (companies with market capitalizations generally expected to exceed $5 billion) that possess, among other things, relatively long operating histories, strong management, superior industry positions and excellent balance sheets. The term "high quality" does not reflect ratings from any rating agency. The Fund will seek to take advantage of what the Adviser believes are opportunities presented by unwarranted fluctuations in the prices of securities, both to purchase or increase positions on weakness and to sell or reduce overpriced holdings. To take advantage of investment opportunities in both rising and declining markets, the Fund may make substantial use of options, including purchasing and writing call and put options, and may engage in short selling and may use certain other investment practices, including futures and forward contracts, and leverage.

     The Fund's Core Portfolio, which will constitute at least the majority of, and at times may constitute substantially all of, its total assets, will normally consist of the equity securities of the approximately 25 companies that are most highly regarded by the Adviser's Large Cap Growth Group. These Core Portfolio companies will be predominantly U.S. companies. The balance of the portion of the Fund's portfolio that is invested in equity securities will be invested in equity securities of other U.S. and non-U.S. companies that the Adviser considers to have exceptional growth potential.

     Normally, about 40-60 companies will be represented in the Fund's portfolio. The Fund thus differs from more typical equity investment companies because it invests most of its assets in a relatively small number of intensively researched companies. The Fund may invest up to 35% of its total assets in equity securities of non-U.S. companies. The Fund defines non-U.S. companies to be entities (i) that are organized under the laws of a country other than the United States and have their principal office in a country other than the United States, or (ii) the equity securities of which are traded principally in securities markets outside the United States. Equity securities of non-U.S. companies will be selected by the Adviser for investment by the Fund on the basis of the same growth potential and other characteristics as equity securities of U.S. companies. The Fund may invest up to 5% of its total assets in illiquid securities.

     The Fund's investment objective and its policy of investing, under normal circumstances, at least 65% of the value of its total assets in the equity securities of companies that, in the Adviser's opinion, are likely to achieve superior earnings growth are fundamental and cannot be changed without the approval of the Fund's stockholders. The Fund's investment policies that are not designated as fundamental policies may be changed by the Fund without stockholder approval, but the Fund will not change its investment policies without contemporaneous notice to its stockholders. The Fund is designed primarily for long-term investment and investors should not consider it a trading vehicle. As with all investment companies, there can be no assurance that the Fund's investment objective will be achieved.

     The Fund also may:

     o engage in short sales of securities with respect to up to 30% of its total assets;

     o invest up to 20% of its total assets in convertible securities of companies whose common stocks are eligible for purchase by the Fund;

     o invest up to 5% of its total assets in rights or warrants with respect to equity securities deemed appropriate for inclusion in the Fund's portfolio;

     o write covered put and call options and purchase put and call options on securities of the type in which the Fund may invest, on U.S. and foreign securities exchanges and over the counter, including options on market indices, and write uncovered options for cross hedging purposes;

     o enter into contracts for the purchase and sale for future delivery of common stocks and purchase and write put and call options on such futures contracts;

     o enter into contracts for the purchase and sale for the future delivery of foreign currencies or contracts based on financial indices, including any index of U.S. Government securities or securities issued by foreign government entities and write put and call options on such futures contracts;

     o purchase and sell stock index futures for hedging purposes against movements in the equity markets;

     o    purchase and write put and call options on foreign currencies;

     o    purchase or sell forward foreign currency exchange contracts;

     o enter into forward commitments for the purchase or sale of securities up to 30% of its total assets;

     o    enter into reverse repurchase agreements and dollar rolls;

     o    enter into standby commitment agreements;

     o    enter into currency swaps for hedging purposes;

     o    make secured loans of its securities of up to 30% of its total assets;
          and

     o    enter into repurchase agreements.

There can be no assurance that at any given time the Fund will engage in any of these practices even if they are available or, if the Fund does utilize a particular practice, that its use will achieve the desired result.

     Because the Fund may borrow money or leverage its portfolio, the value of an investment in the Fund will be more volatile and all other risks will tend to be compounded. The Fund may create leverage by using reverse repurchase agreements, derivatives or by borrowing money. The Fund has, at times, made substantial use of its ability to leverage its portfolio through borrowing money and engaging in short sales.

Certain Investment Practices

Convertible Securities

     Convertible securities include bonds, debentures, corporate notes and preferred stocks. Convertible securities are instruments that are convertible at a stated exchange rate into common stock. Prior to their conversion, convertible securities have the same general characteristics as non-convertible securities that provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The market value of convertible securities tends to decrease as interest rates rise and, conversely, to increase as interest rates decline. While convertible securities generally offer lower interest yields than non-convertible debt securities of similar quality, they offer investors the potential to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa3 or lower by Moody's or BBB- or lower by S&P, or Fitch and comparable unrated securities as determined by the Adviser may share some or all of the risk of non-convertible debt securities with those ratings.

     When the market price of the common stock underlying a convertible security increases, the price of the convertible security increasingly reflects the value of the underlying common stock and may rise accordingly. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis, and thus may not depreciate to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure. They are consequently of higher quality and entail less risk than the issuer's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed-income security.

Depositary Receipts

     In addition to purchasing corporate securities of non-U.S. issuers in overseas securities markets, the Fund may invest in American Depositary Receipts ("ADRs"), European Depositary Receipts ("EDRs"), Global Depositary Receipts ("GDRs") or other securities representing securities of companies based in countries other than the United States. Transactions in these securities may not necessarily be settled in the same currency as transactions in the securities into which they represent. Generally, ADRs, in registered form, are designed for use in the U.S. securities markets, EDRs, in bearer form, are designed for use in European securities markets and GDRs, in bearer form, are designed for use in two or more securities markets, such as Europe and Asia.

Derivatives

     The Fund may, but is not required to, use derivatives for risk management purposes or as part of its investment practices. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices and stock indices. Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated. The Fund may use derivatives to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets.

     The four principal types of derivatives, which include options, futures, forwards and swaps, as well as the methods in which they may be used by the Fund are described below.

     Options. An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Investments in options are considered speculative. The Fund may lose the premium paid for them if the price of the underlying security or other asset decreased or remained the same (in the case of a call option) or increased or remained the same (in the case of a put option). If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

     Futures. A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

     Forward Contracts. A forward contract is a customized, privately negotiated agreement for one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed-upon price at a future date. A forward contract generally is settled by physical delivery of the commodity or other tangible asset underlying the forward contract to an agreed upon location at a future date (rather than settled by cash) or will be rolled forward into a new forward contract. Non-deliverable forwards ("NDFs") specify a cash payment upon maturity. NDFs are normally used when the market for physical settlement of the currency is underdeveloped, heavily regulated or highly taxed.

     Swaps. A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction. Swap transactions also include credit default swaps in which one party pays a periodic fee, typically expressed in basis points on a notational amount, in return for a contingent payment by the counterparty following a credit event in a specific debt obligation or obligations. A credit event is typically a default and the contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of its face amount.

     Use of Options, Futures, Forwards and Swaps by the Fund.
     --------------------------------------------------------

     Options on Securities. The Fund may write and purchase call and put options on securities. In purchasing an option on securities, the Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, the Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by the Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

     The Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. The Fund will not write uncovered call or put options on securities. A call option written by the Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than the call option it has written. A put option written by the Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than the put option it has written.

     The Fund may also write combinations of put and call options on the same security, known as "straddles," with the same exercise and expiration date. By writing a straddle, the Fund undertakes a simultaneous obligation to sell and purchase the same security in the event that one of the options is exercised. If the price of the security subsequently rises above the exercise price, the call will likely be exercised and the Fund will be required to sell the underlying security at or below market price. This loss may be offset, however, in whole or part, by the premiums received on the writing of the two options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of the security remains stable and neither the call nor the put is exercised. In those instances where one of the options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

     By writing a call option, the Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a capital loss unless the security subsequently appreciates in value. Where options are written for hedging purposes, such transactions constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium. The Fund may purchase put options to hedge against a decline in the value of portfolio securities. If such decline occurs, the put options will permit the Fund to sell the securities at the exercise price or to close out the options at a profit. By using put options in this way, the Fund will reduce any profit it might otherwise have realized on the underlying security by the amount of the premium paid for the put option and by transaction costs.

     The Fund may purchase call options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such increase occurs, the call option will permit the Fund to purchase the securities at the exercise price, or to close out the options at a profit. The premium paid for the call option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the option, and, unless the price of the underlying security rises sufficiently, the option may expire worthless to the Fund and the Fund will suffer a loss on the transaction to the extent of the premium paid.

     The Fund may purchase or write options on securities of the types in which it is permitted to invest in privately negotiated (i.e., over-the-counter) transactions. The Fund will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by the Adviser, and the Adviser has adopted procedures for monitoring the creditworthiness of such entities.

     Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

     The Fund may write (sell) call and put options and purchase call and put options on securities indices.

     If the Fund purchases put options on securities indices to hedge its investments against a decline in the value of portfolio securities, it will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of the Fund's investments does not decline as anticipated, or if the value of the option does not increase, the Fund's loss will be limited to the premium paid for the option. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of the Fund's security holdings.

     The purchase of call options on securities indices may be used by the Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when the Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, the Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when the Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing call options on securities the Fund owns.

     Futures Contracts. Futures contracts that the Fund may buy and sell may include futures contracts on fixed-income or other securities, and contracts based on interest rates, foreign currencies or financial indices, including any index of U.S. Government securities.

     Interest rate futures contracts are purchased or sold for hedging purposes to attempt to protect against the effects of interest rate changes on the Fund's current or intended investments in fixed-income securities. For example, if the Fund owned long-term bonds and interest rates were expected to increase, that Fund might sell interest rate futures contracts. Such a sale would have much the same effect as selling some of the long-term bonds in that Fund's portfolio. However, since the futures market is more liquid than the cash market, the use of interest rate futures contracts as a hedging technique allows the Fund to hedge its interest rate risk without having to sell its portfolio securities. If interest rates were to increase, the value of the debt securities in the portfolio would decline, but the value of that Fund's interest rate futures contracts would be expected to increase at approximately the same rate, thereby keeping the net asset value of that Fund from declining as much as it otherwise would have. On the other hand, if interest rates were expected to decline, interest rate futures contracts could be purchased to hedge in anticipation of subsequent purchases of long-term bonds at higher prices. Because the fluctuations in the value of the interest rate futures contracts should be similar to those of long-term bonds, the Fund could protect itself against the effects of the anticipated rise in the value of long-term bonds without actually buying them until the necessary cash becomes available or the market has stabilized. At that time, the interest rate futures contracts could be liquidated and that Fund's cash reserves could then be used to buy long-term bonds on the cash market.

     The Fund may purchase and sell foreign currency futures contracts for hedging purposes in order to protect against fluctuations in currency exchange rates. Such fluctuations could reduce the dollar value of portfolio securities denominated in foreign currencies, or increase the cost of foreign-denominated securities to be acquired, even if the value of such securities in the currencies in which they are denominated remains constant. The Fund may sell futures contracts on a foreign currency, for example, when it holds securities denominated in such currency and it anticipates a decline in the value of such currency relative to the dollar. If such a decline were to occur, the resulting adverse effect on the value of foreign-denominated securities may be offset, in whole or in part, by gains on the futures contracts. However, if the value of the foreign currency increases relative to the dollar, the Fund's loss on the foreign currency futures contract may or may not be offset by an increase in the value of the securities because a decline in the price of the security stated in terms of the foreign currency may be greater than the increase in value as a result of the change in exchange rates.

     Conversely, the Fund could protect against a rise in the dollar cost of foreign-denominated securities to be acquired by purchasing futures contracts on the relevant currency, which could offset, in whole or in part, the increased cost of such securities resulting from a rise in the dollar value of the underlying currencies. When the Fund purchases futures contracts under such circumstances, however, and the price in dollars of securities to be acquired instead declines as a result of appreciation of the dollar, the Fund will sustain losses on its futures position which could reduce or eliminate the benefits of the reduced cost of portfolio securities to be acquired.

     The Fund may also engage in currency "cross hedging" when, in the opinion of the Adviser, the historical relationship among foreign currencies suggests that the Fund may achieve protection against fluctuations in currency exchange rates similar to that described above at a reduced cost through the use of a futures contract relating to a currency other than the U.S. dollar or the currency in which the foreign security is denominated. Such "cross hedging" is subject to the same risks as those described above with respect to an unanticipated increase or decline in the value of the subject currency relative to the dollar.

     Purchases or sales of stock or bond index futures contracts are used for hedging purposes to attempt to protect the Fund's current or intended investments from broad fluctuations in stock or bond prices. For example, the Fund may sell stock or bond index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's portfolio securities that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or part, by gains on the futures position. When the Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock or bond index futures contracts in order to gain rapid market exposure that may, in whole or in part, offset increases in the cost of securities that the Fund intends to purchase. As such purchases are made, the corresponding positions in stock or bond index futures contracts will be closed out.

     The Fund has claimed an exclusion from the definition of the term "commodity pool operator" under the Commodity Exchange Act and therefore is not subject to registration or regulation as a pool operator under that Act.

     Options on Futures Contracts. Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by the Fund will be traded on U.S. exchanges and, will be used only for hedging purposes.

     The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the securities in the Fund's portfolio. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the securities or other instruments required to be delivered under the terms of the futures contract. If the futures price at expiration of the put option is higher than the exercise price, the Fund will retain the full amount of the option premium, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its options on futures positions, the Fund's losses from exercised options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

     The Fund may purchase options on futures contracts for hedging purposes instead of purchasing or selling the underlying futures contracts. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline or changes in interest or exchange rates, the Fund could, in lieu of selling futures contracts, purchase put options thereon. In the event that such decrease were to occur, it may be offset, in whole or part, by a profit on the option. If the anticipated market decline were not to occur, the Fund will suffer a loss equal to the price of the put. Where it is projected that the value of securities to be acquired by the Fund will increase prior to acquisition due to a market advance or changes in interest or exchange rates, the Fund could purchase call options on futures contracts, rather than purchasing the underlying futures contracts. If the market advances, the increased cost of securities to be purchased may be offset by a profit on the call. However, if the market declines, the Fund will suffer a loss equal to the price of the call, but the securities which the Fund intends to purchase may be less expensive.

     Credit Default Swap Agreements. The "buyer" in a credit default swap contract is obligated to pay the "seller" a periodic stream of payments over the term of the contract in return for a contingent payment upon the occurrence of a credit event with respect to an underlying reference obligation. Generally, a credit event means bankruptcy, failure to pay, obligation acceleration or modified restructuring. The Fund may be either the buyer or seller in the transaction. As a seller, the Fund receives a fixed rate of income throughout the term of the contract, which typically is between one month and ten years, provided that no credit event occurs. If a credit event occurs, the Fund typically must pay the contingent payment to the buyer, which is typically the "par value" (full notional value) of the reference obligation. The contingent payment may be a cash settlement or by physical delivery of the reference obligation in return for payment of the face amount of the obligation. If the Fund is a buyer and no credit event occurs, the Fund will lose its periodic stream of payments over the term of the contract. However, if a credit event occurs, the buyer typically receives full notional value for a reference obligation that may have little or no value.

     Credit default swaps may involve greater risks than if the Fund had invested in the reference obligation directly. Credit default swaps are subject to general market risk, liquidity risk and credit risk. As noted above, if the Fund is a buyer and no credit event occurs, it will lose its periodic stream of payments over the term of the contract. In addition, the value of the reference obligation received by the Fund as a seller if a credit event occurs, coupled with the periodic payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the Fund.

     The Fund will not enter into a credit default swap if the swap provides for settlement by physical delivery and such delivery would result in the Fund investing in securities rated below BBB- or Baa3 or not maintaining an average aggregate credit rating of at least A-.

     Synthetic Foreign Equity Securities. The Fund may invest in a form of synthetic foreign equity securities, referred to as international warrants or local access products. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities representing an index from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or index. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

     The Fund normally will invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. The Fund may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly. In addition, the exercise or settlement date of the warrants may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the warrants, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless resulting in a total loss of the purchase price of the warrants.

     The Fund will acquire covered warrants issued by entities deemed to be creditworthy by the Adviser, who will monitor the creditworthiness of the issuers on an on-going basis. Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

     International warrants also include equity warrants, index warrants, and interest rate warrants. Equity warrants are generally issued in conjunction with an issue of bonds or shares, although they also may be issued as part of a rights issue or scrip issue. When issued with bonds or shares, they usually trade separately from the bonds or shares after issuance. Most warrants trade in the same currency as the underlying stock (domestic warrants), but also may be traded in different currency (euro-warrants). Equity warrants are traded on a number of foreign exchanges and in over-the-counter markets. Index warrants and interest rate warrants are rights created by an issuer, typically a financial institution, entitling the holder to purchase, in the case of a call, or sell, in the case of a put, respectively, an equity index or a specific bond issue or interest rate index at a certain level over a fixed period of time. Index warrants transactions settle in cash, while interest rate warrants can typically be exercised in the underlying instrument or settle in cash.

     The Fund also may invest in long-term options of, or relating to, international issuers. Long-term options operate much like covered warrants. Like covered warrants, long-term options are call options created by an issuer, typically a financial institution, entitling the holder to purchase from the issuer outstanding securities of another issuer. Long-term options have an initial period of one year or more, but generally have terms between three and five years. Unlike U.S. options, long-term European options do not settle through a clearing corporation that guarantees the performance of the counterparty. Instead, they are traded on an exchange and subject to the exchange's trading regulations.

     Forward Commitments and When-Issued and Delayed Delivery Securities. Forward commitments for the purchase or sale of securities may include purchases on a "when-issued" basis or purchases or sales on a "delayed delivery" basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring (i.e., a "when, as and if issued" trade). When forward commitment transactions are negotiated, the price is fixed at the time the commitment is made, the Fund does not pay for the securities until they are received, and the Fund is required to create a segregated account with its custodian and to maintain in that account liquid assets in an amount equal to or greater than, on a daily basis, the amount of the Fund's forward commitments and "when-issued" or "delayed delivery" commitments.

     The use of forward commitments enables the Fund to protect against anticipated changes in exchange rates, interest rates and/or prices. For instance, the Fund may enter into a forward contract when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of the security ("transaction hedge"). In addition, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of that Fund's securities denominated in such foreign currency, or when the Fund believes that the U.S. dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). If the Adviser were to forecast incorrectly the direction of exchange rate movements, the Fund might be required to complete such when-issued or forward transactions at prices inferior to the then current market values. When-issued securities and forward commitments may be sold prior to the settlement date, but the Fund enters into when-issued and forward commitments only with the intention of actually receiving securities or delivering them, as the case may be. If the Fund chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may incur a gain or loss. Any significant commitment of Fund assets to the purchase of securities on a "when, as and if issued" basis may increase the volatility of the Fund's net asset value.

     At the time the Fund intends to enter into a forward commitment, it will record the transaction and thereafter reflect the value of the security purchased or, if a sale, the proceeds to be received, in determining its net asset value. Any unrealized appreciation or depreciation reflected in such valuation of a "when, as and if issued" security would be canceled in the event that the required conditions did not occur and the trade was canceled.

     The Fund will enter into forward commitments and make commitments to purchase securities on a "when-issued" or "delayed delivery" basis only with the intention of actually acquiring the securities. However, the Fund may sell these securities before the settlement date if, in the opinion of the Adviser, it is deemed advisable as a matter of investment strategy.

     Although the Fund does not intend to enter into forward commitments for speculative purposes and the Fund intends to adhere to the provisions of the SEC policies, purchases of securities on such bases may involve more risk than other types of purchases. For example, by committing to purchase securities in the future, the Fund subjects itself to a risk of loss on such commitments as well as on its portfolio securities. Also, the Fund may have to sell assets which have been set aside in order to meet redemptions. In addition, if the Fund determines it is advisable as a matter of investment strategy to sell the forward commitment or "when-issued" or "delayed delivery" securities before delivery, that Fund may incur a gain or loss because of market fluctuations since the time the commitment to purchase such securities was made. Any such gain or loss would be treated as a capital gain or loss for tax purposes. When the time comes to pay for the securities to be purchased under a forward commitment or on a "when-issued" or "delayed delivery" basis, the Fund will meet its obligations from the then available cash flow or the sale of securities, or, although it would not normally expect to do so, from the sale of the forward commitment or "when-issued" or "delayed delivery" securities themselves (which may have a value greater or less than the Fund's payment obligation). In addition, no interest or dividends accrue to the purchaser prior to the settlement date for securities purchased or sold under a forward commitment.

Illiquid Securities and Non-Publicly Traded Securities

     The Fund will not invest in illiquid securities if immediately after such investment more than 15% or such other amount permitted by guidance regarding the 1940 Act of the Fund's net assets would be invested in such securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days. Securities that have legal or contractual restrictions on resale but have a readily available market are not deemed illiquid for purposes of this limitation.

     Mutual funds do not typically hold a significant amount of restricted securities (securities that are subject to restriction on resale to the general public) or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund may also have to take certain steps or wait a certain amount of time in order to remove the restrictions for such restricted securities in order to dispose of them, resulting in additional expense and delay.

     Rule 144A under the Securities Act of 1933, as amended (the "Securities Act") allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices.

     The Adviser, acting under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers issuing quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security; (5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable the SEC interpretation or position with respect to such type of securities.

Investments in Other Investment Companies

     The Fund may invest in other investment companies as permitted by the 1940 Act or the rules and regulations thereunder. The Fund intends to invest uninvested cash balances in an affiliated money market fund as permitted by Rule 12d1-1 under the 1940 Act. If the Fund acquires shares in investment companies, stockholders would bear, indirectly, the expenses of such investment companies (which may include management and advisory fees), which are in addition to the Fund's expenses. The Fund may also invest in exchange-traded funds, subject to the restrictions and limitations of the 1940 Act.

Lending of Portfolio Securities

     The Fund may seek to increase income by lending portfolio securities. A principal risk in lending portfolio securities, as with other extensions of credit, consists of the possible loss of rights in the collateral should the borrower fail financially. In addition, the Fund may be exposed to the risk that the sale of any collateral realized upon the borrower's default will not yield proceeds sufficient to replace the loaned securities. In determining whether to lend securities to a particular borrower, the Adviser will consider all relevant facts and circumstances, including the creditworthiness of the borrower. The loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration that can be earned currently from securities loans of this type justifies the attendant risk. The Fund may lend portfolio securities to the extent permitted under the 1940 Act or the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding, interpretations of, or exemptive orders under, the 1940 Act.

     Under present regulatory policies, including those of the Board of Governors of the Federal Reserve System and the SEC, such loans may be made only to member firms of the NYSE and will be required to be secured continuously by collateral in cash, cash equivalents, or U.S. Treasury Bills maintained on a current basis at an amount at least equal to the market value of the securities loaned. The Fund will have the right to call a loan and obtain the securities loaned at any time on five days' notice. While securities are on loan, the borrower will pay the Fund any income from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Any such investment of cash collateral will be subject to the Fund's investment risks.

     The Fund will not, however, have the right to vote any securities having voting rights during the existence of the loan. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest, or distributions.

     The Fund may pay reasonable finders', administrative, and custodial fees in connection with a loan.

Real Estate Investment Trusts

     Real Estate Investment Trusts ("REITs") are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. Similar to investment companies such as the Fund, REITs are not taxed on income distributed to shareholders provided they comply with several requirements of the United States Internal Revenue Code of 1986, as amended (the "Code"). The Fund will indirectly bear its proportionate share of expenses incurred by REITs in which the Fund invests in addition to the expenses incurred directly by the Fund.

     Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are dependent upon management skills, are not diversified, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation.

     Investing in REITs involves risks similar to those associated with investing in small capitalization companies. REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, small capitalization stocks, such as REITs, have had more price volatility than larger capitalization stocks.

     REITs are subject to the possibilities of failing to qualify for tax-free pass-through of income under the Code and failing to maintain their exemptions from registration under the 1940 Act. REITs (especially mortgage REITs) also are subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed-rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed-rate obligations can be expected to decline. In contrast, as interest rates on adjustable rate mortgage loans are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates, causing the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

Repurchase Agreements

     A repurchase agreement is an agreement by which the Fund purchases a security and obtains a simultaneous commitment from the seller to repurchase the security at an agreed upon price and date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon "interest rate" that is effective for the period of time the buyer's money is invested in the security, and which is related to the current market rate of the purchased security rather than its coupon rate. During the term of the repurchase agreement, the Fund monitors on a daily basis the market value of the securities subject to the agreement and, if the market value of the securities falls below the resale amount provided under the repurchase agreement, the seller under the repurchase agreement is required to provide additional securities equal to the amount by which the market value of the securities falls below the resale amount. Because a repurchase agreement permits the Fund to invest temporarily available cash on a fully-collateralized basis, repurchase agreements permit the Fund to earn a return on temporarily available cash while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. Repurchase agreements may exhibit the characteristics of loans by the Fund.

     The obligation of the seller under the repurchase agreement is not guaranteed, and there is a risk that the seller may fail to repurchase the underlying security, whether because of the seller's bankruptcy or otherwise. In such event, the Fund would attempt to exercise its rights with respect to the underlying security, including possible sale of the securities. The Fund may incur various expenses in connection with the exercise of its rights and may be subject to various delays and risks of loss, including (a) possible declines in the value of the underlying securities, (b) possible reduction in levels of income and (c) lack of access to the securities (if they are held through a third-party custodian) and possible inability to enforce the Fund's rights. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions.

     The Fund may enter into repurchase agreements pertaining to U.S. Government Securities with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund intends to enter into repurchase agreements only with its custodian and such primary dealers.

Rights and Warrants

     The Fund may invest in rights or warrants which entitle the holder to buy equity securities at a specific price for a specific period of time, but will do so only if the equity securities themselves are deemed appropriate by the Adviser for inclusion in the Fund's portfolio. Rights and warrants may be considered more speculative than certain other types of investments in that they do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased nor do they represent any rights in the assets of the issuing company. Also, the value of a right or warrant does not necessarily change with the value of the underlying securities and a right or warrant ceases to have value if it is not exercised prior to the expiration date.

Short Sales

     A short sale is effected by selling a security that the Fund does not own, or if the Fund does own such security, it is not to be delivered upon consummation of the sale. A short sale is against the box to the extent that the Fund contemporaneously owns or has the right to obtain securities identical to those sold short without payment. Short sales may be used in some cases by the Fund to defer the realization of gain or loss for federal income tax purposes on securities then owned by the Fund. However, if the Fund has unrealized gain with respect to a security and enters into a short sale with respect to such security, the Fund generally will be deemed to have sold the appreciated security and thus will recognize gain for tax purposes. See "Dividends, Distributions and Taxes - United States Federal Income Taxation of the Fund - Tax Straddles," below.

Standby Commitment Agreements

     The Fund may from time to time enter into standby commitment agreements. Such agreements commit the Fund, for a stated period of time, to purchase a stated amount of a security which may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement the Fund is paid a commitment fee, regardless of whether or not the security ultimately is issued, which is typically approximately 0.5% of the aggregate purchase price of the security which the Fund has committed to purchase. The Fund will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price which are considered advantageous to the Fund and which are unavailable on a firm commitment basis. The Fund will at all times maintain a segregated account with its custodian of liquid assets in an aggregate amount equal to the purchase price of the securities underlying the commitment.

     There can be no assurance that the securities subject to a standby commitment will be issued and the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security underlying the commitment is at the option of the issuer, the Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

     The purchase of a security subject to a standby commitment agreement and the related commitment fee will be recorded on the date on which the security can reasonably be expected to be issued and the value of the security will thereafter be reflected in the calculation of the Fund's NAV. The cost basis of the security will be adjusted by the amount of the commitment fee. In the event the security is not issued, the commitment fee will be recorded as income on the expiration date of the standby commitment.

Investment Restrictions

     The Fund has adopted certain fundamental investment policies listed below, which may not be changed without the approval of its stockholders. The percentage limitations set forth below, as well as those described elsewhere in this Prospectus, apply only at the time an investment is made or other relevant action is taken by the Fund.

     The Fund may not:

     1. Purchase more than 10% of the outstanding voting securities of any one issuer;

     2. Invest 25% or more of its total assets in securities of issuers conducting their principal business activities in the same industry, except that this restriction does not apply to U.S. Government securities;

     3. Make loans except through (a) the purchase of debt obligations in accordance with its investment objective and policies; (b) the lending of portfolio securities; or (c) the use of repurchase agreements;

     4. Borrow money or issue senior securities except the Fund may, in accordance with the provisions of the 1940 Act, (i) borrow from a bank or other entity in a privately arranged transaction or through reverse repurchase agreements or dollar rolls if after such borrowing there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary purposes in an amount not exceeding 5% of the value of the total assets of the Fund;

     5. Pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings;

     6.   Invest in companies for the purpose of exercising control; or

     7. (a) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or interests therein and securities that are secured by real estate, provided such securities are securities of the type in which the Fund may invest;
          (b) purchase or sell commodities or commodity contracts, including futures contracts (except foreign currencies, foreign currency options and futures, options and futures on securities and securities indices and forward contracts or contracts for the future acquisition or delivery of securities and foreign currencies and related options on futures contracts and other similar contracts); (c) invest in interests in oil, gas, or other mineral exploration or development programs; (d) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (e) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act.

                     RISK FACTORS AND SPECIAL CONSIDERATIONS

     Investment in the Fund is subject to a number of risks and special considerations, including the following:

Market Risk

     This is the risk that the value of the Fund's investments will fluctuate as the stock or bond markets fluctuate and that prices overall will decline over shorter- or longer-term periods.

Credit Risk

     This is the risk that the issuer or the guarantor of a fixed-income security, or the counterparty to a derivatives or other contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The issuer or guarantor may default causing a loss of the full principal amount of a security and any accrued interest. The degree of risk for a particular security may be reflected in its credit rating. Investments in fixed-income securities with lower ratings tend to have a higher probability that an issuer will default or fail to meet its payment obligations.

Interest Rate Risk

     Changes in interest rates will affect the value of the Fund's investments in fixed-income securities. When interest rates rise, the value of the Fund's investments tends to fall and this decrease in value may not be offset by higher interest income from new investments. Interest rate risk is generally greater for a Fund that invests in fixed-income securities with longer maturities or durations.

Foreign (Non-U.S.) Risk

     The Fund's investments in foreign (non-U.S.) securities may experience more rapid and extreme changes in value than investments in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. Foreign companies usually are not subject to the same degree of regulation as a U.S. issuers. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic development could adversely affect the Fund's investments in a foreign country. These risks are heightened for emerging market countries because there may be more economic, political and social instability, and investments in companies in emerging markets may have more risk because these securities may be more volatile and less liquid. To the extent the Fund invests in a particular country or geographic region, the Fund may have more significant risk due to market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions.

Leverage Risk

     Utilization of leverage, which is usually considered speculative, involves certain risks to stockholders. These include a higher volatility of the NAV of the common stock, caused by favorable or adverse changes in currency exchange rates. In addition, fluctuations in the interest rates on the Fund's indebtedness will affect the return to stockholders, with increases in such rates decreasing such return.

     To the extent that the current interest rate on the Fund's indebtedness approaches the net return on the leveraged portion of the Fund's investment portfolio, the benefit of leverage to stockholders will be reduced, and if the current interest rate on the indebtedness were to exceed the net return on such portion of the Fund's portfolio, the Fund's leverage would result in a lower rate of return to stockholders and in a lower NAV than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet interest requirements on the indebtedness or if the Fund failed to maintain the asset coverage required by the 1940 Act, it could be necessary for the Fund to liquidated certain of its investments at a time when it may be disadvantageous to do so, thereby reducing its NAV.

Derivatives Risk

     Investment techniques employing such derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. Following is a general discussion of important risk factors and issues concerning the use of derivatives that investors should understand in considering the proposed amendment of the Fund's investment policies.

          -- Market Risk. This is the general risk attendant to all investments that the value of a particular investment will change in a way detrimental to the Fund's interest.

          -- Management Risk. Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to the Fund's investment portfolio, and the ability to forecast price, interest rate or currency exchange rate movements correctly.

          -- Credit Risk. This is the risk that a loss may be sustained by the Fund as a result of the failure of another party to a derivative (usually referred to as a "counterparty") to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearinghouse, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearinghouse in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Fund considers the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

          -- Liquidity Risk. Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

          -- Leverage Risk. Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

          -- Other Risks. Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to the Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, the Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Management Risk

     The Fund is subject to management risk because it is an actively managed investment portfolio. The Adviser will apply its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that its decisions will produce the desired results.

Anti-takeover Provisions

     The Fund's Articles of Incorporation and By-Laws referred to in this Prospectus as the charter documents, contain certain "anti-takeover" provisions that limit (i) the ability of other entities or persons to acquire control of the Fund, (ii) the Fund's freedom to engage in certain transactions, and (iii) the ability of the Board or the Fund's stockholders to amend the charter documents or to effect changes in the Fund's management. These provisions also may dissuade third parties from making offers to purchase shares at a premium over market price.

Discount from NAV

     Shares of closed-end funds frequently trade at a market price that is less than the value of the net assets attributable to those shares. The possibility that shares of the Fund will trade at a discount from NAV is a separate risk from the risk that the Fund's NAV will decrease. In some cases, shares of closed-end funds may trade at a premium to NAV. The Fund's shares have traded in the market above, at, and below NAV since the commencement of the Fund's operations. The Fund cannot predict whether its shares will trade below, at, or above NAV in the future.

     The risk of purchasing shares of a closed-end investment company that might trade at a discount is more pronounced for investors who wish to sell their shares in a relatively short period of time. For those investors, realization of gain or loss on their investments is likely to be more dependent upon the existence of a premium or discount than upon portfolio performance.

Repurchase of Shares

     In recognition of the possibility that the Fund's shares might trade at a discount to NAV, the Fund's Board has determined that it would be in the interest of stockholders for the Fund to attempt to reduce or eliminate such a market value discount should it exist. To that end, the Fund's Board presently contemplates that the Fund may from time to time take action either to repurchase in the open market or to make a tender offer for its own shares at NAV. The Fund's Board presently intends each quarter to consider the making of a tender offer. The Board may at any time, however, decide that the Fund should not make a tender offer.

     Subject to the Fund's fundamental policy with respect to borrowings, the Fund may incur debt to finance repurchases and/or tender offers. Interest on any such borrowing will reduce the Fund's net income.

     There can be no assurance that repurchases and/or tender offers will result in the Fund's shares trading at a price equal to their NAV. The Fund anticipates that the market price of its shares will from time to time vary from NAV. The market price of the Fund's shares will, among other things, be affected by the relative demand for and supply of such shares in the market, the Fund's investment performance, the Fund's dividends and yield and investor perception of the Fund's overall attractiveness as an investment as compared with other investment alternatives. Nevertheless, the fact that the Fund's shares may be the subject of tender offers at NAV from time to time may reduce the spread that might otherwise exist between market price and NAV. In the opinion of the Adviser, sellers may be less inclined to accept a significant discount if they have a reasonable expectation of being able to recover NAV in conjunction with a possible tender offer.

     Although the Fund's Board believes that share repurchases and tender offers might, in certain circumstances have a favorable effect an the market price of the Fund's shares, it should be recognized that the acquisition of shares by the Fund would decrease the total assets of the Fund and therefore have the effect of increasing the Fund's expense ratio. Even if a tender offer has been made, it is a Board's policy, which may be changed by the Board, not to accept tenders or effect repurchases if (1) such transactions if consummated, would (a) result in the delisting of the Fund's shares from the NYSE (the NYSE having advised the Fund that it would consider delisting if the aggregate market value of the Fund's outstanding shares is less than $5,000,000, the number of publicly held shares falls below 600,000 or the number of round-lot holders fall below 1,200), or (b) impair the Fund's status as a regulated investment company under the Code (which would make the Fund a taxable entity, causing the Fund's income to be taxed at the corporate level in addition to the taxation of stockholders who receive dividends from the Fund); (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment policies and objective in order to repurchase shares; or (3) there is, in the Board's judgment, any material (a) legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) suspension of or limitation on prices for trading securities generally on the NYSE of any foreign exchange on which portfolio securities of the Fund are traded, (c) declaration of a banking moratorium by federal, state or foreign authorities or any suspension of payment by banks in the United States, New York State or foreign countries in which the Fund invests, (d) limitation affecting the Fund or the issuers of its portfolio securities imposed by federal, state or foreign authorities on the extension of credit by lending institutions or on the exchange of foreign currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or other countries in which the Fund invests or (f) other event or condition which would have a material adverse effect on the Fund or its stockholders if shares were repurchased. A Board may modify these conditions in light of experience.

     Any tender offer made by the Fund will be at a price equal to the NAV per share determined at the close of business on the day the offer terminates. Each offer will be made and stockholders notified in accordance with the requirements of the Securities Exchange Act of 1934, as amended and the 1940 Act, either by publication or mailing or both. Each offering document will contain such information as is prescribed by such laws and the rules and regulations promulgated thereunder. When a tender offer is authorized to be made by the Fund's Board, a stockholder wishing to accept the offer will be required to tender all (but not less thin all) of the shares owned by such stockholder (or attributed to the stockholder for federal income tax purposes under Section 318 of the Code). The Fund will purchase all shares tendered in accordance with the terms of the offer unless it determines to accept none of them (based upon one of the conditions set forth above). Each person tendering shares will be required to submit a check in the amount of $25.00, payable to the Fund, which will be used to help defray the costs associated with effecting the tender offer. This $25.00 fee will be imposed upon each tendering stockholder any of whose tendered shares are purchased in the offer, and will be imposed regardless of the number of shares purchased. The Fund expects the cost to the Fund of effecting a tender offer will exceed the aggregate of all such fees received from those who tender offer their shares. Costs associated with the tender offer will be charged against capital. During the period of the tender offer, the Fund's stockholders will be able to obtain the Fund's current NAV by use of a toll-free telephone number.

     If the Fund must liquidate portfolio securities in order to purchase Fund shares tendered, the Fund may realize gains and losses. If the portfolio securities sold are "Section 998" items, the Fund's distributable net investment income could be positively or adversely affected. The portfolio turnover rate of the Fund may or may not be affected by the Fund's repurchase of shares pursuant to a tender offer.

Quarterly Distributions

     The Fund has implemented a quarterly distribution policy pursuant to which the Fund distributes quarterly each year to stockholders (i) with respect to each of the first three calendar quarters of the year, an amount equal to 2.5% of the Fund's NAV determined as of the beginning of the quarter, and (ii) with respect to the fourth calendar quarter of each year, an amount equal to at least 2.5% of the Fund's NAV as of the beginning of that quarter. If distributions for any quarter exceed the Fund's net investment income and net realized short-term capital gains, the difference would be treated as distributions of the Fund's net realized long-term capital gains and, to the extent of the amount of any distributions in excess of such gains, as a return of the stockholder's capital. The reduction of the Fund's assets by the amount of the excess will have the likely effect of increasing the Fund's expense ratio. In order to make distributions, the Fund may have to sell a portion of its investment portfolio at a time when independent investment judgment might not suggest that action. The Fund's final distribution for each calendar year will include any remaining undistributed net investment income and net realized short-term capital gains and long-term capital gains realized during the year, provided that if the Fund's undistributed net investment income and net realized short-term and long-term capital gains for the year exceeded the minimum required amount for the previous quarters' distributions as described above, the Fund might choose not to distribute all or a portion of such excess equal to the Fund's net realized long-term capital gains for the year.

                             MANAGEMENT OF THE FUND

Directors and Officers

     The Directors and principal officers of the Fund and their principal occupations during the past five years are set forth below. Unless otherwise specified, the address of each such person is 1345 Avenue of the Americas, New York, NY 10105. Each Director and officer is affiliated as such with one or more of the other registered investment companies sponsored by the Adviser.

Directors

     The business and affairs of the Fund are managed under the direction of the Board of Directors. Certain information concerning the Fund's Directors is set forth below.

                                                                             Number of
                                                                            Portfolios
                                                                                in
                                                                             Alliance-
                                                                             Bernstein
                                                                               Fund           Other
  Name, Address*,                                                             Complex     Directorships
Age and (First Year                      Principal Occupation(s)             Overseen        Held by
    Elected**)                             During Past 5 Years              by Director      Director
----------------------           ----------------------------------------   -----------   -------------
DISINTERESTED
DIRECTORS

Chairman of the Board            Investment Adviser and an Independent          110          None
William H. Foulk, Jr., #, ##     Consultant. He was formerly Senior
75                               Manager of Barrett Associates, Inc., a
(1994)                           registered investment adviser, with
                                 which he had been associated since
                                 prior to 2002. He was formerly Deputy
                                 Comptroller and Chief Investment
                                 Officer of the State of New York and,
                                 prior thereto, Chief Investment
                                 Officer of the New York Bank for
                                 Savings.

David H. Dievler, #              Independent Consultant. Until December         109          None
78                               1994, he was Senior Vice President of
(1994)                           AllianceBernstein Corporation ("AB
                                 Corp.") (formerly Alliance Capital
                                 Management Corporation) responsible
                                 for mutual fund administration. Prior
                                 to joining AB Corp. in 1984, he was
                                 Chief Financial Officer of Eberstadt
                                 Asset Management since 1968. Prior to
                                 that, he was a Senior Manager at Price
                                 Waterhouse & Co. Member of the
                                 American Institute of Certified Public
                                 Accountants since 1953.

John H. Dobkin, #                Consultant. Formerly, President of             108          None
65                               Save Venice, Inc. (preservation
(1994)                           organization) from 2001-2002, Senior
                                 Adviser from June 1999-June 2000 and
                                 President of Historic Hudson Valley
                                 (historic preservation) from December
                                 1989-May 1999. Previously, Director of
                                 the National Academy of Design and
                                 during 1988-1992, Director and
                                 Chairman of the Audit Committee of AB
                                 Corp.

Michael J. Downey, #             Consultant since January 2004. Formerly,       108       Asia Pacific Fund,
63                               managing partner of Lexington Capital,                   Inc. and The
(2005)                           LLC (investment advisory firm) from                      Merger Fund
                                 December 1997 until December 2003.
                                 Prior thereto, Chairman and CEO of
                                 Prudential Mutual Fund Management from
                                 1987 to 1993.

D. James Guzy, #                 Chairman of the Board of PLX Technology        108       Intel Corporation
71                               (semi-conductors) and of SRC Computers                   (semi-conductors)
(2005)                           Inc., with which he has been                             and Cirrus Logic
                                 associated since prior to 2002. He is                       Corporation
                                 also President of the Arbor Company                      (semi-conductors)
                                 (private family investments).

Nancy P. Jacklin, #              Formerly, U.S. Executive Director of           108          None
59                               the International Monetary Fund
(2006)                           (December 2002-May 2006); Partner,
                                 Clifford Chance (1992-2002); Sector
                                 Counsel, International Banking and
                                 Finance, and Associate General
                                 Counsel, Citicorp (1985-1992);
                                 Assistant General Counsel
                                 (International), Federal Reserve Board
                                 of Governors (1982-1985); and Attorney
                                 Advisor, U.S. Department of the
                                 Treasury (1973-1982). Member of the
                                 Bar of the District of Columbia and of
                                 New York; and member of the Council on
                                 Foreign Relations.

Marshall C. Turner, Jr., #       Consultant. Formerly, President and            108       Xilinx, Inc. (semi-
66                               CEO, Toppan Photomasks, Inc.                             conductors), and
(2005)                           (semi-conductor manufacturing                            MEMC Electronics
                                 services), 2005-2006, and Chairman and                   Materials, Inc.
                                 CEO from 2003 until 2005, when the                       (semi-conductor
                                 company was acquired and renamed from                    substrates)
                                 Dupont Photomasks, Inc. Principal,
                                 Turner Venture Associates (venture
                                 capital and consulting), 1993-2003.

Earl D. Weiner, #                Of Counsel, and Partner from 1976-2006,        108          None
68                               of the law firm Sullivan & Cromwell
(2007)                           LLP, specializing in investment
                                 management, corporate and securities
                                 law; member of ABA Federal Regulation
                                 of Securities Committee Task Force on
                                 Fund Director's Guidebook.

INTERESTED
DIRECTOR

Marc O. Mayer***                 Executive Vice President of the Adviser        108       SCB Partners Inc.
1345 Avenue of the Americas      since 2001 and Executive Managing                        and SCB Inc.
New York, NY  10105              Director of AllianceBernstein
50                               Investments, Inc. ("ABI") since 2003;
(2003)                           prior thereto, he was head of
                                 AllianceBernstein Institutional
                                 Investments, a unit of the Adviser,
                                 from 2001-2003. Prior thereto, Chief
                                 Executive Officer of Sanford C.
                                 Bernstein & Co., LLC (institutional
                                 research and brokerage arm of
                                 Bernstein & Co., LLC)("SCB&Co."), and its
                                 predecessor since prior to 2002.

----------

* The address of each of the Fund's disinterested Directors is AllianceBernstein L.P., c/o Philip Kirstein, 1345 Avenue of the Americas, New York, NY 10105.

**   There is no stated term of office for the Fund's Directors.

*** Mr. Mayer is an "interested person," as defined in Section 2(a)(19) of the 1940 Act, of the Fund due to his position as an Executive Vice President of the Adviser.

# Member of the Audit Committee, the Governance and Nominating Committee, and the Independent Directors Committee of the Fund.

##   Member of the Fair Value Pricing Committee of the Fund.


Officers

     Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors until his or her successor is duly elected and qualifies.


Name, Address*                                    Principal Occupation During
and Age              Position(s) Held with Fund   Past 5 Years
------------------   --------------------------   ------------------------------
Marc O. Mayer        President and Chief          See biography above.
50                   Executive Officer

Philip L. Kirstein   Senior Vice President and    Senior Vice President and
62                   Independent Compliance       Independent Compliance Officer
                     Officer                      of the AllianceBernstein
                                                  Mutual Funds, with which he
                                                  has been associated since
                                                  October 2004. Prior thereto,
                                                  he was Of Counsel to
                                                  Kirkpatrick & Lockhart, LLP
                                                  from October 2003 to October
                                                  2004, and General Counsel of
                                                  Merrill Lynch Investment
                                                  Managers, L.P. since prior to
                                                  2002 until March 2003.

John A. Koltes       Vice President               Senior Vice President of the
65                                                Adviser**, with which he has
                                                  been associated since prior to
                                                  2002.

Michael J. Reilly    Vice President               Senior Vice President of the
43                                                Adviser**, with which he has
                                                  been associated since prior to
                                                  2002.

Joseph J. Mantineo   Treasurer and Chief          Senior Vice President of
48                   Financial Officer            AllianceBernstein Investor
                                                  Services, Inc. ("ABIS")**,with
                                                  which he has been associated
                                                  since prior to 2002.

Vincent S. Noto      Controller                   Vice President of ABIS**, with
42                                                which he has been associated
                                                  since prior to 2002.

Emilie D. Wrapp      Secretary                    Senior Vice President,
51                                                Assistant General Counsel and
                                                  Assistant Secretary of ABI**,
                                                  with which she has been
                                                  associated since prior to
                                                  2002.

----------
*    An affiliate of the Fund.

** The address for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.


     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex are set forth below.

                                                             Aggregate Dollar
                                                             Range of Equity
                                                         Securities in the Funds
                                                                  in the
                             Dollar Range of Equity         AllianceBernstein
                          Securities in the Fund as of      Fund Complex as of
                                August 10, 2007             December 31, 2006
                          ----------------------------   -----------------------

     David H. Dievler            $10,001-$50,000              Over $100,000

     John H. Dobkin              $10,001-$50,000              Over $100,000

     Michael J. Downey                 $0                     Over $100,000

     William H. Foulk, Jr.       $10,001-$50,000              Over $100,000

     D. James Guzy                     $0                   $50,001 - $100,000

     Nancy P. Jacklin                  $0                   $50,001 - $100,000

     Marshall C. Turner, Jr.           $0                     Over $100,000

     Earl D. Weiner*                   $0                          None

     Marc O. Mayer                     $0                     Over $100,000

----------
*   Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

** The addresss for each of the Fund's Officers is 1345 Avenue of the Americas, New York, NY 10105.

     During the Fund's fiscal year ended in 2006, the Board of Directors met eleven times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders.

    The Fund's Board of Directors has four standing committees: an Audit Committee, a Governance and Nominating Committee, an Independent Directors Committee, and a Fair Value Pricing Committee. The members of the Committees are identified above in the table listing the Directors. The function of the Audit Committee is to assist the Board in its oversight of the Fund's financial reporting process. The members of the Audit Committee are "independent" as required by applicable listing standards of the NYSE. During the Fund's fiscal year ended in 2006, the Audit Committee met four times.

    The Fund's Board of Directors has adopted a charter for its Governance and Nominating Committee, a copy of which may be found on the Adviser's website, http://www.alliancebernstein.com (click on US Investors & Financial Advisors/Investor Solutions/Mutual Funds/Closed-End). Pursuant to the charter of the Governance and Nominating Committee, the Governance and Nominating Committee assists the Board in carrying out its responsibilities with respect to governance of the Fund and identifies, evaluates and selects and nominates candidates for the Board. It also may set standards or qualifications for Directors. The Governance and Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

    The Governance and Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Governance and Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Committee will not consider self-nominated candidates.

    The Governance and Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. During the Fund's fiscal year ended in 2006, the Governance and Nominating Committee met 8 times.

    The function of the Fund's Fair Value Pricing Committee is to consider, in advance if possible, any fair valuation decision of the Adviser's Valuation Committee relating to a security held by the Fund made under unique or highly unusual circumstances not previously addressed by the Valuation Committee that would result in a change in the Fund's net asset value ("NAV") by more than $0.01 per share. During the Fund's fiscal year ended in 2006, the Fair Value Pricing Committee did not meet.

    The function of the Fund's Independent Directors Committee is to consider and take action on matters that the Board or Committee believes should be addressed in executive session of the disinterested Directors, such as review and approval of the Advisory and Stockholder Inquiry Agency Agreements. During the Fund's fiscal year ended in 2006, the Independent Directors Committee met eight times.

    The Board has adopted a process for stockholders to send communications to the Board. To communicate with the Board or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Special Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board or the individual Director. All stockholder communications received in accordance with this process will be forwarded to the Board or the individual Director to whom or to which the communication is addressed.

    The Fund does not pay any fees to, or reimburse expenses of, any Director during a time when the Director is considered an "interested person" of the Fund. The aggregate compensation paid by the Fund to the Directors during the Fund's fiscal year ended 2006, the aggregate compensation paid to the Directors during calendar year 2006 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of investment companies in the AllianceBernstein Fund Complex as to which the Directors are a director or trustee and the number or investment portfolios as to which the Directors are directors or trustees, are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                        Number of
                                                                    Number of           Investment
                                                                   Investment           Portfolios
                                                                Companies in the        within the
                                                                AllianceBernstein   AllianceBernstein
                                              Compensation        Fund Complex,       Fund Complex,
                                                from the          including the       including the
                           Compensation     AllianceBernstein      Fund, as to         Fund, as to
                             from the         Fund Complex,         which the           which the
                            Fund during       including the       Director is a       Director is a
                          its Fiscal Year     Fund, during         Director or         Director or
Name of Director           ended in 2006          2006               Trustee             Trustee
-----------------------   ---------------   -----------------   -----------------   -----------------
David H. Dievler              $5,004        $     225,125              39                  110

John H. Dobkin                $6,383        $     234,625              38                  109

Michael J. Downey             $4,998        $     215,125              38                  109

William H. Foulk, Jr.         $8,585        $     434,625              40                  111

D. James Guzy                 $2,895        $     215,125              38                  109

Nancy P. Jacklin              $1,034        $     112,625              38                  109

Marshall C. Turner, Jr.       $2,886        $     214,625              38                  109

Earl D. Weiner*               $    0        $           0              38                  109

Marc O. Mayer                 $    0        $           0              38                  109

----------
*    Mr. Weiner was elected as a Director of the Fund effective January 1, 2007.

Adviser

     The Fund's investment adviser, AllianceBernstein L.P. (the "Adviser"), 1345 Avenue of the Americas, New York, NY 10105, is a leading international investment adviser managing client accounts with assets as of June 30, 2007 totaling more than $792.9 billion (of which more than $99.6 billion represented the assets of investment companies). As of June 30, 2007, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 50 of the nation's FORTUNE 100 companies), for public employee retirement funds in 37 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 41 registered investment companies managed by the Adviser, comprising 123 separate investment portfolios, currently have approximately 4.3 million stockholder accounts.

     The Adviser is a registered investment adviser under the Investment Advisers Act of 1940, as amended. As of June 30, 2007, AllianceBernstein Holding, L.P. ("Holding"), a Delaware limited partnership, owned approximately 33.3% of the issued and outstanding units of limited partnership interest in the Adviser ("AllianceBernstein Units"). Units representing assignments of beneficial ownership of limited partnership interests in Holding ("Holding Units") trade publicly on the Exchange under the ticker symbol "AB". AllianceBernstein Units do not trade publicly and are subject to significant restrictions on transfer. AllianceBernstein Corporation ("AB Corp.") is the general partner of both the Adviser and Holding. AB Corp. owns 100,000 general partnership units in Holding and a 1% general partnership interest in the Adviser. AB Corp. is an indirect wholly-owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation.

     As of June 30, 2007, AXA, AXA Financial, AXA Equitable Life Insurance Company ("AXA Equitable") and certain subsidiaries of AXA Equitable beneficially owned approximately 62.2% of the issued and outstanding AllianceBernstein Units and approximately 1.7% of the issued and outstanding Holding Units which, including the general partnership interests in the Adviser and Holding, represent an economic interest of approximately 63.2% in the Adviser. As of June 30, 2007, SCB Partners, Inc., a wholly-owned subsidiary of SCB, Inc., beneficially owned approximately 3.1% of the issued and outstanding AllianceBernstein Units.

     AXA, a French company, is the holding company for an international group of companies and a worldwide leader in financial protection and wealth management. AXA operates primarily in Western Europe, North America and the Asia/Pacific region and, to a lesser extent, in other regions including the Middle East, Africa and South America. AXA has five operating business segments: life and savings, property and casualty insurance, international insurance (including reinsurance), asset management and other financial services. AXA Financial is a wholly-owned subsidiary of AXA. AXA Equitable is an indirect wholly-owned subsidiary of AXA Financial.

     Under the Advisory Agreement, the Adviser furnishes advice and recommendations with respect to the Fund's portfolio of securities and investments and provides persons satisfactory to the Board of Directors to act as officers and employees of the Fund. Such officers and employees may be employees of the Adviser or its affiliates.

     The Fund has entered into an Advisory Agreement with the Adviser. The Fund's Advisory Agreement was approved by the vote, cast in person, of the Fund's Directors including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party, at a meeting called and held for that purpose.

     The Adviser provides investment advisory services and order placement facilities for each of the Fund's and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnish the Fund, without charge, management supervision and assistance and office facilities and provide persons satisfactory to the Fund's Board to serve as the Fund's officers. The Fund has, under the Advisory Agreement, assumed obligation to pay for all other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may employ its own personnel. For such services, the Fund may also utilize personnel employed by the Adviser or its affiliates and, in such event, the services will be provided to the Fund at cost and the payments therefor, which must be specifically approved by the Fund's Board.

     Under the terms of an Investment Advisory Agreement, the Fund pays the Adviser a fee comprised of a basic fee (the "Basic Fee") and an adjustment to the Basic Fee based on the investment performance of the Fund in relation to the investment record of the Russell 1000R Growth Index (the "Index"). The Basic Fee is .80% of the average of the net assets of the Fund, and may be adjusted upward or downward by up to .55%. Prior to February 17, 2006, the Basic Fee was 1.25% of the average of the net assets of the Fund. Under the terms of the Investment Advisory Agreement, the performance period for calculation of adjustments to the Basic Fee is a rolling 36-month period ending with the most recent calendar month.

     For purposes of the calculation of the fee payable to the Adviser, average weekly net assets are determined on the basis of the average net assets of the Fund for each weekly period (ending on Fridays) ending during the month. The net assets for each weekly period are determined by averaging the net assets on Friday of such weekly period with the net assets on Friday of the immediately preceding weekly period. When a Friday is not a Fund business day, then the calculation will be based on the net assets of the Fund on the Fund business day immediately preceding such Friday. This advisory fee may be greater than that paid by most funds. In addition to payments to the Adviser under the Advisory Agreement, the Fund pays certain other costs.

     For the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid advisory fees to the Adviser that, in the aggregate, amounted to $699,155, $325,169 and $400,408, respectively.

     The Fund's Advisory Agreement is terminable with respect to that Fund without penalty on 60 days written notice by a vote of a majority of the outstanding voting securities of such Fund or by a vote of a majority of the Fund's Directors, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Fund's Advisory Agreement provides that, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

     The Advisory Agreement for the Fund continues in effect, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of such parties as defined by the 1940 Act. Most recently, continuance of the Fund's Advisory Agreement was approved by the respective Board, including a majority of the Directors who are not parties to the Advisory Agreements or interested persons of any such party, at a Meeting held on February 6-8, 2007.

Portfolio Managers

     The management of, and investment decisions for, the Fund's portfolio are made by the Adviser's Large Cap Growth Investment Team. Mr. Michael J. Reilly is responsible for the day-to-day management of the Fund's portfolio.

     The dollar ranges of the Fund's equity securities owned directly or beneficially by the Fund's portfolio manager as of August 17, 2007 are set forth below.

                  DOLLAR RANGE OF EQUITY SECURITIES IN THE FUND

          Michael J. Reilly                                       None

     The following tables provide information regarding registered investment companies other than the Fund, other pooled investment vehicles and other accounts over which the Fund's portfolio manager also has day-to-day management responsibilities. The tables provide the numbers of such accounts, the total assets in such accounts and the number of accounts and total assets whose fees are based on performance. The information is provided as of March 31, 2007.

--------------------------------------------------------------------------------

                         REGISTERED INVESTMENT COMPANIES
                              (excluding the Fund)

--------------------------------------------------------------------------------
                                                                    Total
                                                    Number of       Assets of
                       Total         Total          Registered      Registered
                       Number of     Assets of      Investment      Investment
                       Registered    Registered     Companies       Companies
                       Investment    Investment     Managed with    Managed with
                       Companies     Companies      Performance-    Performance-
Portfolio Manager      Managed       Managed        based Fees      based Fees
--------------------------------------------------------------------------------
Michael J. Reilly         8          $4,799,000        None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                        OTHER POOLED INVESTMENT VEHICLES

--------------------------------------------------------------------------------
                                                                    Total
                                                     Number of      Assets of
                       Total        Total            Pooled         Pooled
                       Number of    Assets of        Investment     Investment
                       Pooled       Pooled           Vehicles       Vehicles
                       Investment   Investment       Managed with   Managed with
                       Vehicles     Vehicles         Performance-   Performance-
Portfolio Manager      Managed      Managed          based Fees     based Fees
--------------------------------------------------------------------------------
Michael J. Reilly        16         $3,555,000,000      None           None
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------

                                 OTHER ACCOUNTS

--------------------------------------------------------------------------------
                                                    Number of
                       Total                        Other          Total Assets
                       Number of                    Accounts       of Other
                       Other      Total             Managed with   Accounts with
                       Accounts   Assets of Other   Performance-   Performance-
Portfolio Manager      Managed    Accounts Managed  based Fees     based Fees
--------------------------------------------------------------------------------
Michael J. Reilly       35,431    $17,433,000,000       4          $770,000,000
--------------------------------------------------------------------------------

Investment Professional Conflict of Interest Disclosure

     As an investment adviser and fiduciary, the Adviser owes its clients and stockholders an undivided duty of loyalty. We recognize that conflicts of interest are inherent in our business and accordingly have developed policies and procedures (including oversight monitoring) reasonably designed to detect, manage and mitigate the effects of actual or potential conflicts of interest in the area of employee personal trading, managing multiple accounts for multiple clients, including AllianceBernstein Mutual Funds, and allocating investment opportunities. Investment professionals, including portfolio managers and research analysts, are subject to the above-mentioned policies and oversight monitoring to ensure that all clients are treated equitably. We place the interests of our clients first and expect all of our employees to meet their fiduciary duties.

     Employee Personal Trading. The Adviser has adopted a Code of Business Conduct and Ethics that is designed to detect and prevent conflicts of interest when investment professionals and other personnel of the Adviser own, buy or sell securities which may be owned by, or bought or sold for, clients. Personal securities transactions by an employee may raise a potential conflict of interest when an employee owns or trades in a security that is owned or considered for purchase or sale by a client, or recommended for purchase or sale by an employee to a client. Subject to the reporting requirements and other limitations of its Code of Business Conduct and Ethics, the Adviser permits its employees to engage in personal securities transactions, and also allows them to acquire investments in the AllianceBernstein mutual funds through direct purchase, 401(k)/profit-sharing plan investment and/or notionally in connection with deferred incentive compensation awards. The Adviser's Code of Ethics and Business Conduct requires disclosure of all personal accounts and maintenance of brokerage accounts with designated broker-dealers approved by the Adviser. The Code also requires preclearance of all securities transactions and imposes a one-year holding period for securities purchased by employees to discourage short-term trading.

     Managing Multiple Accounts for Multiple Clients. The Adviser has compliance policies and oversight monitoring in place to address conflicts of interest relating to the management of multiple accounts for multiple clients. Conflicts of interest may arise when an investment professional has responsibilities for the investments of more than one account because the investment professional may be unable to devote equal time and attention to each account. The investment professional or investment professional teams for each client may have responsibilities for managing all or a portion of the investments of multiple accounts with a common investment strategy, including other registered investment companies, unregistered investment vehicles, such as hedge funds, pension plans, separate accounts, collective trusts and charitable foundations. Among other things, the Adviser's policies and procedures provide for the prompt dissemination to investment professionals of initial or changed investment recommendations by analysts so that investment professionals are better able to develop investment strategies for all accounts they manage. In addition, investment decisions by investment professionals are reviewed for the purpose of maintaining uniformity among similar accounts and ensuring that accounts are treated equitably. No investment professional that manages client accounts carrying performance fees is compensated directly or specifically for the performance of those accounts. Investment professional compensation reflects a broad contribution in multiple dimensions to long-term investment success for our clients and is not tied specifically to the performance of any particular client's account, nor is it directly tied to the level or change in level of assets under management.

     Allocating Investment Opportunities. The Adviser has policies and procedures intended to address conflicts of interest relating to the allocation of investment opportunities. These policies and procedures are designed to ensure that information relevant to investment decisions is disseminated promptly within its portfolio management teams and investment opportunities are allocated equitably among different clients. The investment professionals at the Adviser routinely are required to select and allocate investment opportunities among accounts. Portfolio holdings, position sizes, and industry and sector exposures tend to be similar across similar accounts, which minimizes the potential for conflicts of interest relating to the allocation of investment opportunities. Nevertheless, investment opportunities may be allocated differently among accounts due to the particular characteristics of an account, such as size of the account, cash position, tax status, risk tolerance and investment restrictions or for other reasons.

     The Adviser's procedures are also designed to prevent potential conflicts of interest that may arise when the Adviser has a particular financial incentive, such as a performance-based management fee, relating to an account. An investment professional may perceive that he or she has an incentive to devote more time to developing and analyzing investment strategies and opportunities or allocating securities preferentially to accounts for which the Adviser could share in investment gains.

     To address these conflicts of interest, the Adviser's policies and procedures require, among other things, the prompt dissemination to investment professionals of any initial or changed investment recommendations by analysts; the aggregation of orders to facilitate best execution for all accounts; price averaging for all aggregated orders; objective allocation for limited investment opportunities (e.g., on a rotational basis) to ensure fair and equitable allocation among accounts; and limitations on short sales of securities. These procedures also require documentation and review of justifications for any decisions to make investments only for select accounts or in a manner disproportionate to the size of the account.

Portfolio Manager Compensation

     The Adviser's compensation program for investment professionals is designed to be competitive and effective in order to attract and retain the highest caliber employees. The compensation program for investment professionals is designed to reflect their ability to generate long-term investment success for our clients, including stockholders of the AllianceBernstein Mutual Funds. Investment professionals do not receive any direct compensation based upon the investment returns of any individual client account, nor is compensation tied directly to the level or change in level of assets under management. Investment professionals' annual compensation is comprised of the following:

     (i) Fixed base salary: This is generally the smallest portion of compensation. The base salary is a relatively low, fixed salary within a similar range for all investment professionals. The base salary is determined at the outset of employment based on level of experience, does not change significantly from year-to-year and hence, is not particularly sensitive to performance.

     (ii) Discretionary incentive compensation in the form of an annual cash bonus: The Adviser's overall profitability determines the total amount of incentive compensation available to investment professionals. This portion of compensation is determined subjectively based on qualitative and quantitative factors. In evaluating this component of an investment professional's compensation, the Adviser considers the contribution to his/her team or discipline as it relates to that team's overall contribution to the long-term investment success, business results and strategy of the Adviser. Quantitative factors considered include, among other things, relative investment performance (e.g., by comparison to competitor or peer group funds or similar styles of investments, and appropriate, broad-based or specific market indices), and consistency of performance. There are no specific formulas used to determine this part of an investment professional's compensation and the compensation is not tied to any pre-determined or specified level of performance. The Adviser also considers qualitative factors such as the complexity and risk of investment strategies involved in the style or type of assets managed by the investment professional; success of marketing/business development efforts and client servicing; seniority/length of service with the firm; management and supervisory responsibilities; and fulfillment of the Adviser's leadership criteria.

     (iii) Discretionary incentive compensation in the form of awards under the Adviser's Partners Compensation Plan ("deferred awards"): the Adviser's overall profitability determines the total amount of deferred awards available to investment professionals. The deferred awards are allocated among investment professionals based on criteria similar to those used to determine the annual cash bonus. There is no fixed formula for determining these amounts. Deferred awards, for which there are various investment options, vest over a four-year period and are generally forfeited if the employee resigns or the Adviser terminates his/her employment. Investment options under the deferred awards plan include many of the same AllianceBernstein Mutual Funds offered to mutual fund investors, thereby creating a close alignment between the financial interests of the investment professionals and those of the Adviser's clients and mutual fund stockholders with respect to the performance of those mutual funds. The Adviser also permits deferred award recipients to allocate up to 50% of their award to investments in the Adviser's publicly traded equity securities.(1)

----------
(1) Prior to 2002, investment professional compensation also included discretionary long-term incentive in the form of restricted grants of the Adviser's Master Limited Partnership Units.

     (iv) Contributions under the Adviser's Profit Sharing/401(k) Plan: The contributions are based on the Adviser's overall profitability. The amount and allocation of the contributions are determined at the sole discretion of the Adviser.

     The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AllianceBernstein Balanced Shares, Inc., AllianceBernstein Blended Style Series, Inc., AllianceBernstein Bond Fund, Inc., AllianceBernstein Cap Fund, Inc., AllianceBernstein Corporate Shares, AllianceBernstein Emerging Market Debt Fund, Inc., AllianceBernstein Exchange Reserves, AllianceBernstein Fixed-Income Shares, Inc., AllianceBernstein Focused Growth & Income Fund, Inc., AllianceBernstein Global Government Income Trust, Inc., AllianceBernstein Global Health Care Fund, Inc., AllianceBernstein Global Real Estate Investment Fund, Inc., AllianceBernstein Global Research Growth Fund, Inc., AllianceBernstein Global Strategic Income Trust, Inc., AllianceBernstein Global Technology Fund, Inc., AllianceBernstein Greater China `97 Fund, Inc., AllianceBernstein Growth and Income Fund, Inc., AllianceBernstein High Yield Fund, Inc., AllianceBernstein Institutional Funds, Inc., AllianceBernstein International Growth Fund, Inc., AllianceBernstein International Research Growth Fund, Inc., AllianceBernstein Large Cap Growth Fund, Inc., AllianceBernstein Mid-Cap Growth Fund, Inc., AllianceBernstein Municipal Income Fund, Inc., AllianceBernstein Municipal Income Fund II, AllianceBernstein Trust, AllianceBernstein Utility Income Fund, Inc., AllianceBernstein Variable Products Series Fund, Inc., Sanford C. Bernstein Fund, Inc., Sanford C. Bernstein Fund II, Inc., The AllianceBernstein Pooling Portfolios and The AllianceBernstein Portfolios, all registered open-end investment companies; and to AllianceBernstein Income Fund, Inc., AllianceBernstein Global High Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., Alliance California Municipal Income Fund, Inc., AllianceBernstein National Municipal Income Fund, Inc., Alliance New York Municipal Income Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

Administrator

     The Adviser serves as administrator for the Fund. Under the administrative agreements, the Adviser performs standard administrative services for the Fund.

     Pursuant to an Administration Agreement, the Fund reimburses the Adviser for its costs incurred for providing administrative services, provided however that such reimbursement shall not exceed an annualized rate of .25% of the average weekly net assets of the Fund.

Shareholder Servicing

     AllianceBernstein Investor Services, Inc. ("ABIS"), an affiliate of the Adviser, provides stockholder services for the Fund. The Fund reimburses ABIS for these services. Under the terms of a Shareholder Inquiry Agency Agreement with ABIS, the Fund reimburses ABIS for costs relating to servicing phone inquiries on behalf of the Fund.

Custodian, Dividend Paying Agent, Transfer Agent and Registrar

     The Bank of New York, 100 Church Street, New York, NY 10286 serves as custodian for the Fund. Computershare Trust Company, N.A. ("Computershare"), P.O. Box 43010, Providence, RI 02940 serves as the dividend paying agent, transfer agent and registrar for the Fund.

     For these services and for the fiscal years ended September 30, 2006, 2005 and 2004, the Fund paid The Bank of New York $120,169, $124,620 and $125,542, respectively; and paid Computershare $1,479, and paid UBS PaineWebber prior to October 1, 2005 $125,258 and $120,573, respectively.

Stock Ownership

     As of August 10, 2007, to the knowledge of the Fund, no person owned either of record or beneficially, 5% or more of the outstanding shares of either of the Fund.

                        VALUATION OF PORTFOLIO SECURITIES

     The NAV is computed at the next close of regular trading on the Exchange (ordinarily 4:00 p.m., Eastern Time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's NAV is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

     In accordance with applicable rules under the 1940 Act and the Fund's pricing policies and procedures adopted by the Board of Directors (the "Pricing Policies"), portfolio securities are valued at current market value or at fair value. The Board of Directors has delegated to the Adviser, subject to the Board's continuing oversight, certain of its duties with respect to the Pricing Policies.

     With respect to securities for which market quotations are readily available, the market value of a security will be determined as follows:

          (a) securities listed on the Exchange, on other national securities exchanges (other than securities listed on The Nasdaq Stock Market, Inc. ("NASDAQ")) or on a foreign securities exchange are valued at the last sale price reflected on the consolidated tape at the close of the exchange or foreign securities exchange on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and asked prices on such day. If no bid or asked prices are quoted on such day, then the security is valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors;

          (b) securities traded on NASDAQ are valued in accordance with the NASDAQ Official Closing Price;

          (c) securities traded on the Exchange or on a foreign securities exchange and on one or more other national or foreign securities exchanges, and securities not traded on the Exchange but traded on one or more other national or foreign securities exchanges, are valued in accordance with paragraph (a) above by reference to the principal exchange on which the securities are traded;

          (d) listed put or call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day;

          (e) open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used;

          (f) securities traded in the over-the-counter market, including securities listed on a national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the current bid and asked prices as reported by the National Quotation Bureau or other comparable sources;

          (g) U.S. Government securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case it is determined, in accordance with procedures established by the Board of Directors, that this method does not represent fair value);

          (h) fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account many factors, including institutional size, trading in similar groups of securities and any developments related to specific securities. For securities where the Adviser has determined that an appropriate pricing service does not exist, such securities may be valued on the basis of a quoted bid price or spread from a major broker-dealer in such security;

          (i) mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities when such prices are believed to reflect the fair market value of such securities. In cases where broker-dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security;

          (j) OTC and other derivatives are valued on the basis of a quoted bid price or spread from a major broker-dealer in such security; and

          (k) all other securities will be valued in accordance with readily available market quotations as determined in accordance with procedures established by the Board of Directors.

     The Fund values its securities at their current market value determined on the basis of market quotations or, if market quotations are not readily available or are unreliable, at "fair value" as determined in accordance with procedures established by and under the general supervision of the Fund's Board of Directors. When the Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The prices of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

     The Fund expects to use fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the early closing of the exchange on which a security is traded or suspension of trading in the security. The Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities at 4:00 p.m., Eastern Time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. For example, the Fund believes that foreign security values may be affected by events that occur after the close of foreign securities markets. To account for this, the Fund may frequently value many of its foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

     Subject to the Board's oversight, the Fund's Board has delegated responsibility for valuing the Fund's assets to the Adviser. The Adviser has established a Valuation Committee, which operates under the policies and procedures approved by the Board, to value the Fund's assets on behalf of the Fund. The Valuation Committee values Fund assets as described above. The Fund may suspend the determination of its NAV (and the offering and sale of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

     For purposes of determining the Fund's NAV per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. dollars at the mean of the current bid and asked prices of such currency against the U.S. dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

     The assets attributable to the Class A shares, Class B shares, Class C shares, Class R shares, Class K shares, Class I shares and Advisor Class shares will be invested together in a single portfolio. The NAV of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

     The Fund calculates and makes available for weekly publication the NAV of its shares of common stock. The NAV per share of the Fund's common stock is determined as of the close of trading on the NYSE each Friday or, when Friday is not a Fund business day, on the immediately preceding Fund business day, by adding the market value of all securities in the Fund's portfolio and other assets, subtracting liabilities incurred or accrued and dividing by the total number of the Fund's shares of common stock then outstanding.

     In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Board's duties with respect to the following procedures. Readily marketable securities listed on the NYSE or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the NYSE or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at faire value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the NYSE or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the NYSE and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the NYSE but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

     Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United Stated over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the NYSE on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

     Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

     Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

     U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days (unless in either case the Board of Directors determines that this method does not represent fair value.)

     Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities. The prices provided by a pricing service take into account may factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage backed and asset backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealers quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

     All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

     Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of a Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Fund's calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the NYSE will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith by fair value by, or in accordance with procedures established by, the Board of Directors.

     The Board of Directors may suspend the determination of the Fund's net asset value, subject to the rules of the SEC and other governmental rules and regulations, at a time when: (1) the NYSE is closed, other than customary weekend and holiday closings or (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets.

     For purposes of determining the Fund's net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the NYSE, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

                  DIVIDEND REINVESTMENT AND CASH PURCHASE PLAN

     Stockholders of the Fund whose shares are registered in their own names may elect to be participants in the Fund's DRIP, under which dividends and capital gain distributions to stockholders will be paid or reinvested in additional shares of the Fund (the "Dividend Shares"). Computershare Trust Company, N.A. (the "Agent") serves as the agent for participants under the DRIP for the Fund.

     Stockholders who do not elect to participate in the DRIP will receive all distributions in cash paid by check mailed directly to the stockholder of record (or, if the shares are held in street or other nominee name, then to the nominee) by the Agent, as dividend disbursing agent.

     The automatic reinvestment of dividends and distributions will not relieve participants of any income taxes that may be payable (or required to be withheld) on dividends and distributions. The federal income tax treatment of reinvestment is described under "Taxation."

     A stockholder who has elected to participate in the DRIP may withdraw from the DRIP at any time. There will be no penalty for withdrawal from the DRIP and stockholders who have previously withdrawn from the DRIP may rejoin it at any time. Changes in elections must be in writing and should include the stockholders name and address as they appear on the share certificate. An election to withdraw from the DRIP will, until such election is changed, be deemed to be an election by a stockholder to take all subsequent distributions in cash. An election will be effective only for a distribution declared and having a record date of at least 10 days after the date on which the election is received. A stockholder whose shares are held in the name of a broker or nominee should contact such broker or nominee concerning changes in that stockholder's election.

     Under a DRIP and commencing not more than five business days before the dividend payment date, purchases of the Fund's shares may be made by the Agent, on behalf of the participants in the DRIP, from time to time to satisfy dividend reinvestments under the DRIP. Such purchases by the Agent on or before the dividend payment date may be made on the NYSE or elsewhere at any time when the price plus estimated commissions of the Fund's common stock on the NYSE is lower than the Fund's most recently calculated NAV per share.

     If the Agent determines on the dividend payment date that the shares purchased as of such date are insufficient to satisfy the dividend reinvestment requirements, the Agent, on behalf of the participants in the DRIP, will obtain the necessary additional shares as follows. To the extent that outstanding shares are not available at a cost of less than per share NAV, the Agent, on behalf of the participants in the DRIP, will accept payment of the dividend, or the remaining portion thereof, in authorized but unissued shares of the Fund on the dividend payment date. Such shares will be issued at a per share price equal to the higher of (1) the NAV per share on the payment date, or (2) 95% of the closing market price per share on the payment date. If the closing sale or offer price, plus estimated commissions, of the common stock on the NYSE on the payment date is less than the Fund's NAV per share on such day, then the Agent will purchase additional outstanding shares on the NYSE or elsewhere. If before the Agent has completed such purchases, the market price plus commissions exceeds the NAV of the Fund share, the average per share purchase price paid by the Agent may exceed the NAV of the Fund's shares, resulting in the acquisition of fewer shares than if shares had been issued by the Fund.

     Participants in a DRIP have the option of making additional cash payments to the Agent, semi-annually, in any amount of $100 or more for investment in the Fund's shares. The Agent uses all funds received from participants to purchase Fund shares in the open market on or about each January 15 and July 15. Participants' cash payments are also used to acquire Fund shares under the same procedure as that used for reinvestment of dividends and distributions. To allow ample time for receipt and processing by the Agent, participants should send in voluntary cash payments to be received by the Agent not later than five business days before each January 15 and July 15. To avoid unnecessary cash accumulations, cash payments received after that time and cash payments received more than 30 days prior to these dates will be returned by the Agent and interest will not be paid on any uninvested cash payments. A participant may withdraw a voluntary cash payment by written notice, if the notice is received by the Agent not less than 48 hours before such payment is to be invested.

     The Agent will maintain all stockholders' accounts in a DRIP and furnish written confirmation of all transactions in the account, including information needed by stockholders for tax records. Shares in the account of each DRIP participant will be held by the Agent in non-certificated form in the name of the participant, and each stockholder's proxy will include those shares purchased or received pursuant to the DRIP.

     In the case of stockholders such as banks, brokers or nominees, which hold shares for others who are the beneficial owners, the Agent will administer the DRIP on the basis of the number of shares certificated from time to time by the record stockholders as representing the total amount registered in the record stockholders' name and held for the account of beneficial owners who are to participate in the DRIP.

     There will be no brokerage charges with respect to shares issued directly by the Fund to satisfy the dividend reinvestment requirements. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Agent's open market purchases of shares. In each case, the cost per share of shares purchased for each stockholder's account will be the average cost, including brokerage commissions, of any shares purchased in the open market plus the cost of any shares issued by the Fund. A participant also will pay brokerage commissions incurred in purchases from voluntary cash payments made by the participant.

     Stockholders participating in a DRIP may receive benefits not available to stockholders not participating in a DRIP. If the market price plus commissions of the Fund's shares is above the NAV, participants in a DRIP will receive shares of the Fund at a discount of up to 5% from the current market value. However, if the market price plus commissions is below the NAV, participants will receive distributions in shares with a NAV greater than the value of any cash distribution they would have received on their shares. There may be insufficient shares available in the market to make distributions in shares at prices below NAV. Also, since the Fund does not redeem it shares, the price on resale may be more or less than the NAV.

     In the case of foreign participants whose dividends are subject to U.S. income tax withholding and in the case of any participants subject to 31% federal backup withholding, the Agent will reinvest dividends after deduction of the amount required to be withheld.

     Experience under a DRIP may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate a DRIP as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to participants in the DRIP at least 90 days before the record date for such dividend or distribution. A DRIP may also be amended or terminated by the Agent on at least 90 days' written notice to participants in the DRIP. There is no service charge to participants in a DRIP; however, the Fund reserves the right to amend the DRIP to include a service charge payable to the Agent by the participants. All correspondence concerning the DRIP for the Fund should be directed to Computershare Trust Company, N.A., P.O. Box 43010, Providence, RI 02940.

                           DESCRIPTION OF COMMON STOCK

Common Stock of the Fund

     The Fund is authorized to issue up to 300,000,000 shares of common stock, par value $.01 per share. As of August 10, 2007, the Fund had 3,703,216 shares outstanding, respectively. The Fund's shares have no preemptive, conversion, exchange or redemption rights. Each share has equal voting, dividend, distribution and liquidation rights. The shares of the Fund outstanding are fully paid and nonassessable. Stockholders are entitled to one vote per share. All voting rights for the election of Directors are noncumulative, which means that the holders of more than 50% of the shares of common stock of the Fund can elect 100% of the Directors then nominated for election if they choose to do so and, in such event, the holders of the remaining shares of common stock will not be able to elect any Directors. Under the rules of the NYSE applicable to listed companies, the Fund is required to hold an annual meeting of stockholders each year.

Certain Anti-Takeover Provisions of the Fund's Charters Articles of Incorporation and Bylaws

     The Fund presently has provisions in its Charter, and Bylaws that are intended to limit (i) the ability of other entities or persons to acquired control of the Fund, (ii) the Fund's freedom to engage in certain transactions, or (iii) the ability of the Fund's Directors or stockholders to amend the Charter or Bylaws or effect changes in the Fund's management. These provisions of the Charter and Bylaws may be regarded as "anti-takeover" provisions. The Board of Directors of the Fund is divided into three classes, each having a term of three years. Each class of Directors serves for a three-year term. Accordingly, only those Directors may have the effect of maintaining the continuity of management and, thus, make it more difficult for the Fund's stockholders to change the majority of Directors. Under Maryland law and the Fund's Charter, the affirmative vote of the holders of a majority of the votes entitles to be cast is required for the consolidation of the Fund with another corporation, a merger of the Fund with or into another corporation (except for certain mergers in which the Fund is the successor), a statutory share exchange in which the Fund is not the successor, a sale or transfer of all or substantially all of the Fund's assets, the dissolution of the Fund and certain amendments to the Fund's Charter. However, certain actions require the affirmative vote of at least 75% of the outstanding shares of common stock of the Fund, such as the removal of a director or the conversion of the Fund from a closed-end company and any amendment of the charter relating to those provisions. In addition, the affirmative vote of 75% (which is higher than that required under Maryland law or the 1940 Act) of the outstanding shares of common stock of the Fund is required generally to authorize any of the following transactions or to amend the provisions of the Articles of Incorporation relating to such transactions:

          (i) merger, consolidation or statutory share exchange of the Fund with or into any corporation, person or other entity;

          (ii) issuance of any securities of the Fund to any corporation, person or other entity for cash (with certain exceptions);

         (iii) sale, lease or exchange of all or any substantial part of the assets of the Fund to any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000); or

          (iv) sale, lease or exchange to the Fund, in exchange for securities of the Fund, of any assets of any corporation, person or other entity (except assets having an aggregate fair market value of less than $1,000,000).

     If such corporation, person or entity is directly, or indirectly through affiliates or associates, the beneficial owner of more than 5% of the outstanding shares of the Fund (a "principal stockholder"). However, such vote would not be required where, under certain condition, certain members of the Board approve the transaction, although in certain cases involving merger, consolidation or statutory share exchange or sale of all or substantially all of the Fund's assets the affirmative vote of a majority of the outstanding shares of the Fund would nevertheless be required.

     The provisions of the Charter described above and the Fund's right to repurchase or make a tender offer for its common stock could have the effect of depriving the owners of shares of opportunities to sell their shares at a premium over prevailing market prices by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a principal stockholder. However, the provisions provide the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's management and investment objective and policies. The Board of Directors of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its stockholders.

                             PORTFOLIO TRANSACTIONS

     Subject to the general supervision of the Fund's Board, the Adviser is responsible for the investment decisions and the placing of orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis, which does not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

     The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Consistent with the Rules of Fair Practice of the Financial Industry Regulatory Authority, and subject to seeking best price and execution, the Fund may consider sales of shares of the Fund as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

Brokerage Allocation and Other Practices

     Neither the Fund nor the Adviser has entered into agreements or understandings with any brokers or dealers regarding the placement of securities transactions because of research or statistical services they provide. To the extent that such persons or firms supply investment information to the Adviser for use in rendering investment advice to the Fund, such information may be supplied at no cost to the Adviser and, therefore, may have the effect of reducing the expenses of the Adviser in rendering advice to the Fund. While it is impossible to place an actual dollar value on such investment information, its receipt by the Adviser probably does not reduce the overall expenses of the Adviser to any material extent.

     The investment information provided to the Adviser is of the types described in Section 28(e)(3) of the Securities Exchange Act of 1934 and is designed to augment the Adviser's own internal research and investment strategy capabilities. Research and statistical services furnished by brokers through whom the Fund effects securities transactions are used by the Adviser in carrying out its investment management responsibilities with respect to all its client accounts but not all such services may be utilized by the Adviser in connection with the Fund. The Fund will deal in some instances in equity securities, which are not listed on a national stock exchange but are traded in the over-the-counter market. Where transactions are executed in the over-the-counter market, the Fund will seek to deal with the primary market makers, but when necessary in order to obtain the best price and execution, it will utilize the services of others. In all cases, the Fund will attempt to negotiate best execution. The Fund may from time to time place orders for the purchase or sale of securities (including listed call options) with SCB & Co., an affiliate of the Adviser. In such instances, the placement of orders with such broker would be consistent with the Fund's objective of obtaining best execution and would not be dependent upon the fact that SCB & Co. is an affiliate of the Adviser. With respect to orders placed with SCB & Co. for execution on a national securities exchange, commissions received must conform to Section 17(e)(2)(A) of the 1940 Act and Rule 17e-1 thereunder, which permit an affiliated person of a registered investment company (such as the Fund), or any affiliated person of such person, to receive a brokerage commission from such registered investment company provided that such commission is reasonable and fair compared to the commissions received by other brokers in connection with comparable transactions involving similar securities during a comparable period of time.

     The following table shows the brokerage commission paid on investment transactions for the last three fiscal years:

--------------------------------------------------------------------------------
Fiscal Year End - September 30                  Brokerage Commission Paid ($)
--------------------------------------------------------------------------------
    2006                                                  $117,443
--------------------------------------------------------------------------------
    2005                                                  $263,917
--------------------------------------------------------------------------------
    2004                                                  $577,273
--------------------------------------------------------------------------------

Disclosure of Portfolio Holdings

     The Fund believes that the ideas of the Adviser's investment staff should benefit the Fund and its shareholders, and does not want to afford speculators an opportunity to profit by anticipating Fund trading strategies or using Fund information for stock picking. However, the Fund also believes that knowledge of the Fund's portfolio holdings can assist shareholders in monitoring their investment, making asset allocation decisions, and evaluating portfolio management techniques.

     The Adviser has adopted, on behalf of the Fund, policies and procedures relating to disclosure of the Fund's portfolio securities. The policies and procedures relating to disclosure of the Fund's portfolio securities are designed to allow disclosure of portfolio holdings information where necessary to the Fund's operation or useful to the Fund's shareholders without compromising the integrity or performance of the Fund. Except when there are legitimate business purposes for selective disclosure and other conditions (designed to protect the Fund and its shareholders) are met, the Fund does not provide or permit others to provide information about the Fund's portfolio holdings on a selective basis.

     The Fund includes portfolio holdings information as required in regulatory filings and shareholder reports, discloses portfolio holdings information as required by federal or state securities laws and may disclose portfolio holdings information in response to requests by governmental authorities. In addition, the Adviser posts portfolio holdings information on the Adviser's website (www.AllianceBernstein.com). The Adviser posts on the website a complete schedule of the Fund's portfolio securities, as of the last day of each calendar month, approximately 30 days after the end of that month. This posted information generally remains accessible on the website for three months. For each portfolio security, the posted information includes its name, the number of shares held by the Fund, the market value of the Fund's holdings, and the percentage of the Fund's assets represented by the Fund's holdings. In addition to the schedule of portfolio holdings, the Adviser may post information about the number of securities the Fund holds, a summary of the Fund's top ten holdings (including name and the percentage of the Fund's assets invested in each holding), and a percentage breakdown of the Fund's investments by country, sector and industry, as applicable approximately 10-15 days after the end of the month. The day after portfolio holdings information is publicly available on the website, it may be mailed, e-mailed or otherwise transmitted to any person.

     The Adviser may distribute or authorize the distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Adviser's employees and affiliates that provide services to the Fund. In addition, the Adviser may distribute or authorize distribution of information about the Fund's portfolio holdings that is not publicly available, on the website or otherwise, to the Fund's service providers who require access to the information in order to fulfill their contractual duties relating to the Fund, to facilitate the review of the Fund by rating agencies, for the purpose of due diligence regarding a merger or acquisition, or for the purpose of effecting in-kind redemption of securities to facilitate orderly redemption of portfolio assets and minimal impact on remaining Fund shareholders. The Adviser does not expect to disclose information about the Fund's portfolio holdings that is not publicly available to the Fund's individual or institutional investors or to intermediaries that distribute the Fund's shares. Information may be disclosed with any frequency and any lag, as appropriate.

     Before any non-public disclosure of information about the Fund's portfolio holdings is permitted, however, the Adviser's Chief Compliance Officer (or his designee) must determine that the Fund has a legitimate business purpose for providing the portfolio holdings information, that the disclosure is in the best interests of the Fund's shareholders, and that the recipient agrees or has a duty to keep the information confidential and agrees not to trade directly or indirectly based on the information or to use the information to form a specific recommendation about whether to invest in the Fund or any other security. Under no circumstances may the Adviser or its affiliates receive any consideration or compensation for disclosing the information.

     The Adviser has established procedures to ensure that the Fund's portfolio holdings information is only disclosed in accordance with these policies. Only the Adviser's Chief Compliance Officer (or his designee) may approve the disclosure, and then only if he or she and a designated senior officer in the Adviser's product management group determines that the disclosure serves a legitimate business purpose of the Fund and is in the best interest of the Fund's shareholders. The Adviser's Chief Compliance Officer (or his designee) approves disclosure only after considering the anticipated benefits and costs to the Fund and its shareholders, the purpose of the disclosure, any conflicts of interest between the interests of the Fund and its shareholders and the interests of the Adviser or any of its affiliates, and whether the disclosure is consistent with the policies and procedures governing disclosure. Only someone approved by the Adviser's Chief Compliance Officer (or his designee) may make approved disclosures of portfolio holdings information to authorized recipients. The Adviser reserves the right to request certifications from senior officers of authorized recipients that the recipient is using the portfolio holdings information only in a manner consistent with the Adviser's policy and any applicable confidentiality agreement. The Adviser's Chief Compliance Officer (or his designee) or another member of the compliance team reports all arrangements to disclose portfolio holdings information to the Fund's Board of Directors on a quarterly basis. If the Board determines that disclosure was inappropriate, the Adviser will promptly terminate the disclosure arrangement.

     In accordance with these procedures, each of the following third parties have been approved to receive information concerning the Fund's portfolio holdings: (i) the Fund's independent registered public accounting firm, for use in providing audit opinions; (ii) RR Donnelley Financial, Data Communique International and, from time to time, other financial printers, for the purpose of preparing Fund regulatory filings; (iii) the Fund's custodian in connection with its custody of the Fund's assets; (iv) Institutional Shareholder Services, Inc. for proxy voting services; and (v) data aggregators, such as Vestek. Information may be provided to these parties at any time with no time lag. Each of these parties is contractually and ethically prohibited from sharing the Fund's portfolio holdings information unless specifically authorized.

                                  DISTRIBUTIONS

     The Fund intends to distribute monthly its net investment income. Net short-term capital gains, if any, will normally be distributed quarterly and net long-term capital gains, if any, will normally be distributed annually.

                                    TAXATION

General

     The Fund intends for each taxable year to qualify as a "regulated investment company" under the Code. To so qualify, the Fund must, among other things, (i) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock or securities or foreign currency, or certain other income (including but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment if limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

     The Treasury Department is authorized to issue regulations to provide that foreign currency gains that are "not directly related" to the Fund's principal business of investing in stock or securities may be excluded from the income which qualifies for purposes of the 90% gross income requirement described above with respect to the Fund's qualification as a "regulated investment company." No such regulations have yet been issued.

     If the Fund qualifies as a regulated investment company for any taxable year and makes timely distributions to its stockholders of 90% or more of its net investment income for that year (calculated without regard to its net capital gain, i.e., the excess of its net long-term capital gain over its net short-term capital loss), it will not be subject to federal income tax on the portion of its taxable income for the year (including any net capital gain) that it distributes to stockholders. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify to be taxed as a "regulated investment company."

     The information set forth in the following discussion relates solely to the significant United States federal income tax consequences of dividends and distributions by the Fund and of sales or redemptions of Fund shares, and assumes that the Fund qualifies to be taxed as a regulated investment company. Investors should consult their own tax counsel with respect to the specific tax consequences of their being stockholders of the Fund, including the effect and applicability of federal, state and local tax laws to their own particular situation and the possible effects of changes therein.

Dividends and Distributions

     The Fund intends to make timely distributions of its taxable income (including any net capital gain) so that the Fund will not be subject to federal income taxes. The Fund also intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its stockholders during any calendar year an amount equal to the sum of (i) 98% of its ordinary taxable income for the calendar year, (ii) 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year (or December 31 if elected by the Fund) and
(iii) any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. For this purpose, income or gain retained by the Fund that is subject to corporate income tax will be considered to have been distributed by the Fund by year end. For federal income and excise tax purposes, dividends declared and payable to stockholders of record as of a date in October, November or December but actually paid during the following January will be taxable to these stockholders for the year declared, and not for the subsequent calendar year in which the stockholders actually received the dividend.

     Dividends of the Fund's net ordinary income and distributions of any net realized short-term capital gain are taxable to stockholders as ordinary income. Since the Fund expects to derive substantially all of its gross income from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

     Distributions of net capital gain by the Fund to its stockholders will be taxable to the stockholders as long-term capital gains, irrespective of the length of time a stockholder may have held his Fund shares. Any dividend or distribution received by a stockholder on shares of the Fund will have the effect of reducing the NAV of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a stockholder, although in effect a return of capital to that particular stockholder, would be taxable to him as described above. Dividends are taxable in the manner discussed regardless of whether they are paid to the stockholder in cash or are reinvested in additional shares of the Fund.

     After the end of the taxable year, the Fund will notify stockholders of the federal income tax status of any distributions made by the Fund to stockholders during such year.

Sales

     Any gain or loss arising from a sale of Fund shares generally will be capital gain or loss except in the case of a dealer or a financial institution, and will be long-term capital gain or loss if such stockholder has held such shares for more than one year at the time of the sale; otherwise it will be short-term capital gain or loss. However, if a stockholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the stockholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of such distribution. In determining the holding period of such shares for this purpose, any period during which a stockholder's risk of loss is offset by means of options, short sales or similar transactions is not counted.

     Any loss realized by a stockholder on a sale or exchange of shares of the Fund will be disallowed to the extent the shares disposed of are replaced within a period of 61 days beginning 30 days before and ending 30 days after the shares are sold or exchanged. For this purpose, acquisitions pursuant to the Fund's DRIP would constitute a replacement if made within the period. If disallowed, the loss will be reflected in an upward adjustment to the basis of the shares acquired.

Backup Withholding

     The Fund generally will be required to withhold tax at the rate of 28% of reportable payments (which may include dividends and distributions of net capital gain) payable to a noncorporate stockholder unless the stockholder certified on his subscription application that the social security or taxpayer identification number provided is correct and that the stockholder has not been notified by the Internal Revenue Service that he is subject to backup withholding.

Foreign Income Taxes

     Investment income received by the Fund from sources within foreign countries may be subject to foreign income taxes, including taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known.

United States Federal Income Taxation of the Fund

     The following discussion relates to certain significant United States federal income tax consequences to the Fund with respect to the determination of its "investment company taxable income" each year. This discussion assumes that the Fund will be taxed as a regulated investment company for each of its taxable years.

     Options, Futures Contracts, and Forward Currency Exchange Contracts.
     --------------------------------------------------------------------

     Certain listed options, regulated futures contracts, and forward currency exchange contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year. Gain or loss realized by the Fund on section 1256 contracts other than forward currency exchange contracts will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward currency exchange contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

     Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or if such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

     Tax Straddles
     -------------

     Any option, futures contract, forward foreign currency contract, other forward contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

     Currency Fluctuations -- "Section 988" Gains or Losses
     ------------------------------------------------------

     Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his or her Fund shares. To the extent that such distributions exceed such shareholder's basis, each will be treated as a gain from the sale of shares.

Other Taxation

     The foregoing is a brief summary of the federal tax laws applicable to investors in the Fund. Investors may also be subject to state and local taxes, although distributions of the Fund that are derived from interest on certain obligations to the U.S. Government and agencies thereof may be exempt from state and local taxes in certain states.

Taxation of Foreign Stockholders

     Taxation of a shareholder who, under the Code, is a nonresident alien individual, foreign trust or estate, foreign corporation or foreign partnership ("foreign shareholder"), depends on whether the income from the Fund is "effectively connected" with a U.S. trade or business carried on by the foreign shareholder.

     If the income from the Fund is not effectively connected with the foreign shareholder's U.S. trade or business, then, except as discussed below, distributions of the Fund attributable to ordinary income and short-term capital gain paid to a foreign shareholder by the Fund will be subject to U.S. withholding tax at the rate of 30% (or lower treaty rate) upon the gross amount of the distribution. However, distributions of the Fund attributable to short-term capital gains and U.S. source portfolio interest income paid during taxable years of the Fund beginning before January 1, 2008 will not be subject to this withholding tax.

     A foreign shareholder generally would be exempt from Federal income tax on distributions of the Fund attributable to net long-term capital gain and on gain realized from the sale or redemption of shares of the Fund. Special rules apply in the case of a shareholder that is a foreign trust or foreign partnership.

     If the income from the Fund is effectively connected with a foreign shareholder's U.S. trade or business, then ordinary income distributions, capital gain distributions, and any gain realized upon the sale of shares of the Fund will be subject to Federal income tax at the rates applicable to U.S. citizens or U.S. corporations.

     The tax consequences to a foreign shareholder entitled to claim the benefits of an applicable tax treaty may be different from those described herein.

     The tax rules of other countries with respect to an investment in the Fund can differ from the Federal income taxation rules described above. These foreign rules are not discussed herein. Foreign shareholders are urged to consult their own tax advisors as to the consequences of foreign tax rules with respect to an investment in the Fund.

                         CODE OF ETHICS AND PROXY VOTING

     The Fund, the Adviser and ABI have each adopted codes of ethics pursuant to Rule 17j-1 of the 1940 Act. These codes of ethics permit personnel subject to the codes to invest in securities, including securities that may be purchased or held by the Fund.

     The Fund has adopted the Adviser's proxy voting policies and procedures. The Adviser's proxy voting policies and procedures are attached as Appendix A.

     Information regarding how the Fund voted proxies related to portfolio securities during the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 227-4618; or on or through the Fund's website at www.AllianceBernstein.com; or both; and (2) on the Commission's website at www.sec.gov.

                                  LEGAL MATTERS

     Certain legal matters concerning LCGF and the Fund and their participation in the Acquisition, the issuance of LCGF shares in connection with the Acquisition and the tax consequences of the Acquisition will be passed upon by Seward & Kissel LLP, One Battery Park Plaza, New York, NY 10004, counsel to LCGF and the Fund.

                        FINANCIAL STATEMENTS AND REPORT
                OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The financial statements of LCGF for the fiscal year ended July 31, 2006 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the LCGF's annual report. Also incorporated by reference are the statement of changes in net assets for the year ended July 31, 2005 and the financial highlights for each of the presented years and periods ended prior to 2005, which were audited by PricewaterhouseCoopers LLP whose report thereon, dated September 16, 2005, was included in the LCGF's annual report for the year ended July 31, 2005. The annual reports were filed on Form N-CSR with the Commission on October 10, 2006, and October 11, 2005. These reports are available without charge upon request by calling ABIS at
(800) 227-4618.

     The financial statements of the Fund for the fiscal year ended September 30, 2006 and the report of KPMG LLP, independent registered public accounting firm, are incorporated herein by reference to the Funds annual report. Also, incorporated by reference are the statement of changes in net assets for the year ended September 30, 2005 and the financial highlights for each of the presented years and periods ended prior to 2005, which were audited by PricewaterhouseCoopers LLP whose report thereon, dated November 22, 2005, was included in the Funds annual report for the year ended September 30, 2005. The annual reports were filed on Form N-CSR with the Commission on December 11, 2006, and December 8, 2005. These reports are available without charge upon request by calling ABIS at (800) 227-4618.

     In addition, the financial statements for the six months ended January 31, 2007 and March 31, 2007, for LCGF and AMA, respectively, are incorporated by reference to the Semi-Annual Reports for LCGF and AMA, filed on April 10, 2007 and June 5, 2007, as amended on July 31, 2007, respectively.

--------------------------------------------------------------------------------

                                   APPENDIX A:

                            STATEMENT OF POLICIES AND
                          PROCEDURES FOR VOTING PROXIES

--------------------------------------------------------------------------------

1.   Introduction

     As a registered investment adviser, AllianceBernstein L.P. ("AllianceBernstein", "we" or "us") has a fiduciary duty to act solely in the best interests of our clients. We recognize that this duty requires us to vote client securities in a timely manner and make voting decisions that are in the best interests of our clients. Consistent with these obligations, we will disclose our clients' voting records only to them and as required by mutual fund vote disclosure regulations. In addition, the proxy committees may, after careful consideration, choose to respond to surveys regarding past votes.

     This statement is intended to comply with Rule 206(4)-6 of the Investment Advisers Act of 1940. It sets forth our policies and procedures for voting proxies for our discretionary investment advisory clients, including investment companies registered under the Investment Company Act of 1940. This statement applies to AllianceBernstein's growth, value and blend investment groups investing on behalf of clients in both US and non-US securities.

2.   Proxy Policies

     This statement is designed to be responsive to the wide range of proxy voting subjects that can have a significant effect on the investment value of the securities held in our clients' accounts. These policies are not exhaustive due to the variety of proxy voting issues that we may be required to consider. AllianceBernstein reserves the right to depart from these guidelines in order to avoid voting decisions that we believe may be contrary to our clients' best interests. In reviewing proxy issues, we will apply the following general policies:

     2.1. Corporate Governance

          AllianceBernstein's proxy voting policies recognize the importance of good corporate governance in ensuring that management and the board of directors fulfill their obligations to the shareholders. We favor proposals promoting transparency and accountability within a company. We will vote for proposals providing for equal access to the proxy materials so that shareholders can express their views on various proxy issues. We also support the appointment of a majority of independent directors on key committees and separating the positions of chairman and chief executive officer. Finally, because we believe that good corporate governance requires shareholders to have a meaningful voice in the affairs of the company, we will support shareholder proposals that request that companies amend their by-laws to provide that director nominees be elected by an affirmative vote of a majority of the votes cast.

     2.2. Elections of Directors

          Unless there is a proxy fight for seats on the Board or we determine that there are other compelling reasons for withholding votes for directors, we will vote in favor of the management proposed slate of directors. That said, we believe that directors have a duty to respond to shareholder actions that have received significant shareholder support. We may withhold votes for directors (or vote against in non-US markets) that fail to act on key issues such as failure to implement proposals to declassify boards, failure to implement a majority vote requirement, failure to submit a rights plan to a shareholder vote or failure to act on tender offers where a majority of shareholders have tendered their shares. In addition, we will withhold votes for directors who fail to attend at least seventy-five percent of board meetings within a given year without a reasonable excuse. Finally, we may abstain or vote against directors of non-U.S. issuers where there is insufficient information about the nominees disclosed in the proxy statement.

     2.3. Appointment of Auditors

          AllianceBernstein believes that the company remains in the best position to choose the auditors and will generally support management's recommendation. However, we recognize that there may be inherent conflicts when a company's independent auditor performs substantial non-audit related services for the company. The Sarbanes-Oxley Act of 2002 prohibited certain categories of services by auditors to US issuers, making this issue less prevalent in the US. Nevertheless, in reviewing a proposed auditor, we will consider the fees paid for non-audit services relative to total fees as well as if there are other reasons to question the independence of the auditors.

     2.4. Changes in Legal and Capital Structure

          Changes in a company's charter, articles of incorporation or by-laws are often technical and administrative in nature. Absent a compelling reason to the contrary, AllianceBernstein will cast its votes in accordance with the company's management on such proposals. However, we will review and analyze on a case-by-case basis any non-routine proposals that are likely to affect the structure and operation of the company or have a material economic effect on the company. For example, we will generally support proposals to increase authorized common stock when it is necessary to implement a stock split, aid in a restructuring or acquisition or provide a sufficient number of shares for an employee savings plan, stock option or executive compensation plan. However, a satisfactory explanation of a company's intentions must be disclosed in the proxy statement for proposals requesting an increase of greater than one hundred percent of the shares outstanding. We will oppose increases in authorized common stock where there is evidence that the shares will be used to implement a poison pill or another form of anti-takeover device. We will support shareholder proposals that seek to eliminate dual class voting structures.

     2.5. Corporate Restructurings, Mergers and Acquisitions

          AllianceBernstein believes proxy votes dealing with corporate reorganizations are an extension of the investment decision. Accordingly, we will analyze such proposals on a case-by-case basis, weighing heavily the views of our research analysts that cover the company and our investment professionals managing the portfolios in which the stock is held.

     2.6. Proposals Affecting Shareholder Rights

          AllianceBernstein believes that certain fundamental rights of shareholders must be protected. We will generally vote in favor of proposals that give shareholders a greater voice in the affairs of the company and oppose any measure that seeks to limit those rights. However, when analyzing such proposals we will weigh the financial impact of the proposal against the impairment of shareholder rights.

     2.7. Anti-Takeover Measures

          AllianceBernstein believes that measures that impede corporate transactions such as takeovers or entrench management not only infringe on the rights of shareholders but may also have a detrimental effect on the value of the company. We will generally oppose proposals, regardless of whether they are advanced by management or shareholders, the purpose or effect of which is to entrench management or excessively or inappropriately dilute shareholder ownership. Conversely, we support proposals that would restrict or otherwise eliminate anti-takeover or anti-shareholder measures that have already been adopted by corporate issuers. For example, we will support shareholder proposals that seek to require the company to submit a shareholder rights plan to a shareholder vote. We will evaluate, on a case-by-case basis, proposals to completely redeem or eliminate such plans. Furthermore, we will generally oppose proposals put forward by management (including the authorization of blank check preferred stock, classified boards and supermajority vote requirements) that appear to be anti-shareholder or intended as management entrenchment mechanisms.

     2.8. Executive Compensation

          AllianceBernstein believes that company management and the compensation committee of the board of directors should, within reason, be given latitude to determine the types and mix of compensation and benefit awards offered to company employees. Whether proposed by a shareholder or management, we will review proposals relating to executive compensation plans on a case-by-case basis to ensure that the long-term interests of management and shareholders are properly aligned. In general, we will analyze the proposed plan to ensure that shareholder equity will not be excessively diluted taking into account shares available for grant under the proposed plan as well as other existing plans. We generally will oppose plans that have below market value grant or exercise prices on the date of issuance or permit repricing of underwater stock options without shareholder approval. Other factors such as the company's performance and industry practice will generally be factored into our analysis. We generally will support shareholder proposals seeking additional disclosure of executive and director compensation. This policy includes proposals that seek to specify the measurement of performance based compensation. In addition, we will support proposals requiring managements to submit severance packages that exceed 2.99 times the sum of an executive officer's base salary plus bonus that are triggered by a change in control to a shareholder vote. Finally, we will support shareholder proposals requiring companies to expense stock options because we view them as a large corporate expense that should be appropriately accounted for.

     2.9. Social and Corporate Responsibility

          AllianceBernstein will review and analyze on a case-by-case basis proposals relating to social, political and environmental issues to determine whether they will have a financial impact on shareholder value. We will vote against proposals that are unduly burdensome or result in unnecessary and excessive costs to the company. We may abstain from voting on social proposals that do not have a readily determinable financial impact on shareholder value.

3.   Proxy Voting Procedures

     3.1. Proxy Voting Committees

          Our growth and value investment groups have formed separate proxy voting committees to establish general proxy policies for AllianceBernstein and consider specific proxy voting matters as necessary. These committees periodically review these policies and new types of corporate governance issues, and decide how we should vote on proposals not covered by these policies. When a proxy vote cannot be clearly decided by an application of our stated policy, the proxy committee will evaluate the proposal. In addition, the committees, in conjunction with the analyst that covers the company, may contact corporate management and interested shareholder groups and others as necessary to discuss proxy issues. Members of the committee include senior investment personnel and representatives of the Legal and Compliance Department. The committees may also evaluate proxies where we face a potential conflict of interest (as discussed below). Finally, the committees monitor adherence to these policies.

     3.2. Conflicts of Interest

          AllianceBernstein recognizes that there may be a potential conflict of interest when we vote a proxy solicited by an issuer whose retirement plan we manage, or we administer, who distributes AllianceBernstein sponsored mutual funds, or with whom we or an employee has another business or personal relationship that may affect how we vote on the issuer's proxy. Similarly, AllianceBernstein may have a potential material conflict of interest when deciding how to vote on a proposal sponsored or supported by a shareholder group that is a client. We believe that centralized management of proxy voting, oversight by the proxy voting committees and adherence to these policies ensures that proxies are voted with only our clients' best interests in mind. Additionally, we have implemented procedures to ensure that our votes are not the product of a material conflict of interests, including:
          (i) on an annual basis, the proxy committees will take reasonable steps to evaluate the nature of AllianceBernstein's and our employees' material business and personal relationships (and those of our affiliates) with any company whose equity securities are held in client accounts and any client that has sponsored or has material interest in a proposal upon which we will be eligible to vote; (ii) requiring anyone involved in the decision making process to disclose to the chairman of the appropriate proxy committee any potential conflict that they are aware of (including personal relationships) and any contact that they have had with any interested party regarding a proxy vote; (iii) prohibiting employees involved in the decision making process or vote administration from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties; and (iv) where a material conflict of interests exists, reviewing our proposed vote by applying a series of objective tests and, where necessary, considering the views of third party research services to ensure that our voting decision is consistent with our clients' best interests.

          Because under certain circumstances AllianceBernstein considers the recommendation of third party research services, the proxy committees will take reasonable steps to verify that any third party research service is in fact independent based on all of the relevant facts and circumstances. This includes reviewing the third party research service's conflict management procedures and ascertaining, among other things, whether the third party research service (i) has the capacity and competency to adequately analyze proxy issues; and (ii) can make such recommendations in an impartial manner and in the best interests of our clients.

     3.3. Proxies of Certain Non-US Issuers

          Proxy voting in certain countries requires "share blocking." Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients' custodian banks. Absent compelling reasons to the contrary, AllianceBernstein believes that the benefit to the client of exercising the vote does not outweigh the cost of voting (i.e. not being able to sell the shares during this period). Accordingly, if share blocking is required we generally abstain from voting those shares.

          In addition, voting proxies of issuers in non-US markets may give rise to a number of administrative issues that may prevent AllianceBernstein from voting such proxies. For example, AllianceBernstein may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting. Other markets require AllianceBernstein to provide local agents with power of attorney prior to implementing AllianceBernstein's voting instructions. Although it is AllianceBernstein's policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority, in the case of non-US issuers, we vote proxies on a best efforts basis.

     3.4. Loaned Securities

          Many clients of AllianceBernstein have entered into securities lending arrangements with agent lenders to generate additional revenue. AllianceBernstein will not be able to vote securities that are on loan under these types of arrangements. However, under rare circumstances, for voting issues that may have a significant impact on the investment, we may request that clients recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client or fund and the administrative burden of retrieving the securities.

     3.5. Proxy Voting Records

          You may obtain information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge. Simply visit AllianceBernstein's web site at www.alliancebernstein.com, go to the Securities and Exchange Commission's web site at www.sec.gov or call
          AllianceBernstein at (800) 227-4618.

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